UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23701

Name of Fund:	BlackRock ESG Capital Allocation Term Trust (Formerly BlackRock ESG Capital Allocation Trust) (ECAT)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock ESG Capital Allocation Trust (Formerly BlackRock ESG Capital Allocation Trust), 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2023

Date of reporting period: 06/30/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JUNE 30, 2023

2023 Semi-Annual Report (Unaudited)

BlackRock Capital Allocation Term Trust (BCAT)

BlackRock ESG Capital Allocation Term Trust (ECAT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information (unaudited)

Section 19(a) Notices

BlackRock Capital Allocation Term Trust’s (BCAT) and BlackRock ESG Capital Allocation Term Trust’s (ECAT) (collectively, the “Trusts” or individually, a “Trust”) amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

June 30, 2023

	Total Cumulative Distributions for the Fiscal Period					% Breakdown of the Total Cumulative Distributions for the Fiscal Period

Trust Name	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	(a)	Total Per Common Share	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share

BCAT	$0.154841	$—	$—	$0.586759		$0.741600	21%	—%	—%	79%	100%
ECAT	0.033577	—	—	0.691423		0.725000	5	—	—	95	100

(a)

Each Trust estimates that it has distributed more than its net income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce a Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at blackrock.com.

Section 19(b) Disclosure

The Trusts, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Trust’s Board of Trustees (the “Board”), each has adopted a managed distribution plan, consistent with its investment objectives and policies, to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, the Trusts currently distribute the following fixed amounts per share on a monthly basis:

Trust Name	Amount Per Common Share
BCAT	$0.127500
ECAT	0.125000

The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Under its Plan, each Trust will distribute all available net income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net income and short-term capital gains) is not earned on a monthly basis, the Trusts will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, each Trust may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).

Shareholders should not draw any conclusions about each Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance is presented in its financial highlights table.

The Board may amend, suspend or terminate a Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trusts are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

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The Markets in Review

Dear Shareholder,

Despite an uncertain economic landscape during the 12-month reporting period ended June 30, 2023, the resilience of the U.S. economy in the face of ever tighter financial conditions provided an encouraging backdrop for investors. Inflation remained elevated as labor costs grew rapidly and unemployment rates reached the lowest levels in decades. However, inflation moderated substantially as the period continued, while ongoing strength in consumer spending backstopped the economy.

Equity returns were strong, as continued job growth eased investors’ concerns about the economy’s durability. The U.S. economy resumed growth in the third quarter of 2022 and continued to expand thereafter. Most major classes of equities advanced significantly, including large- and small-capitalization U.S. stocks and international equities from developed markets. Emerging market equities also gained, although at a substantially slower pace, pressured by high interest rates and falling commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates seven times. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. However, the Fed declined to raise interest rates at its June 2023 meeting, which made it the first meeting without a rate increase since the tightening cycle began in early 2022.

Supply constraints have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population exacerbate these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and most recently opted for a pause, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt.

While we favor an overweight to developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on emerging market stocks in the near-term as growth trends for emerging markets appear brighter. We also believe that stocks with an A.I. tilt should benefit from an investment cycle that is set to support revenues and margins. We are neutral on credit overall amid tightening credit and financial conditions, however there are selective opportunities in the near term. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, U.S. mortgage-backed securities, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2023
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	16.89%	19.59%

U.S. small cap equities (Russell 2000® Index)	8.09	12.31

International equities (MSCI Europe, Australasia, Far East Index)	11.67	18.77

Emerging market equities (MSCI Emerging Markets Index)	4.89	1.75

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.25	3.60

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.70	(3.97)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	2.09	(0.94)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	2.67	3.19

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	5.38	9.07
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T	3

4

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Trust had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Trust’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

Each Trust may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Consolidated Financial Statements, if applicable.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G	5

Option Over-Writing Strategy

Overview

In general, the goal of each of the Trusts is to provide total return through a combination of current income and realized and unrealized gains (capital appreciation). The Trusts seek to pursue these goals primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options in an effort to generate current gains from option premiums and to enhance each Trust’s risk-adjusted return. Each Trust’s objectives cannot be achieved in all market conditions.

Each Trust primarily writes single stock covered call options and may also from time to time write single stock put options. When writing (selling) a covered call option, a Trust holds an underlying equity security and enters into an option transaction which allows the counterparty to purchase the equity security at an agreed-upon price (“strike price”) within an agreed-upon time period. The Trust receives cash premiums from the counterparties upon writing (selling) the option, which along with net investment income and net realized gains, if any, are generally available to support current or future distributions paid by the Trust. During the option term, the counterparty may elect to exercise the option if the market value of the equity security rises above the strike price, and the Trust is obligated to sell the equity security to the counterparty at the strike price, realizing a gain or loss. Premiums received increase gains or reduce losses realized on the sale of the equity security. If the option remains unexercised upon its expiration, the Trust realizes gains equal to the premiums received. Alternatively, an option may be closed out by an offsetting purchase or sale of an option prior to expiration. The Trust realizes a capital gain from a closing purchase or sale transaction if the premium paid is less than the premium received from writing the option. The Trust realizes a capital loss from a closing purchase or sale transaction if the premium received is less than the premium paid to purchase the option.

Writing covered call options entails certain risks, which include, but are not limited to, the following: an increase in the value of the underlying equity security above the strike price can result in the exercise of a written option (sale by a Trust to the counterparty) when the Trust might not otherwise have sold the security; exercise of the option by the counterparty may result in a sale below the current market value and a gain or loss being realized by the Trust; and limiting the potential appreciation that could be realized on the underlying equity security to the extent of the strike price of the option. The premium that a Trust receives from writing a covered call option may not be sufficient to offset the potential appreciation on the underlying equity security above the strike price of the option that could have otherwise been realized by the Trust. As such, an option over-writing strategy may outperform the general equity market in flat or falling markets but underperform in rising markets.

Option Over-Writing Strategy Illustration

To illustrate these concepts, assume the following: (1) a common stock purchased at and currently trading at $37.15 per share; (2) a three-month call option is written by a Trust with a strike price of $40 (i.e., 7.7% higher than the current market price); and (3) the Trust receives $2.45, or 6.6% of the common stock’s value, as a premium. If the stock price remains unchanged, the option expires and there would be a 6.6% return for the three-month period. If the stock were to decline in price by 6.6% (i.e., decline to $34.70 per share), the option strategy would “break-even” from an economic perspective resulting in neither a gain nor a loss. If the stock were to climb to a price of $40 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium received of 6.6% for a total return of 14.3%. Under this scenario, the Trust loses the benefit of any appreciation of the stock above $40, and thus is limited to a 14.3% total return. The premium from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the Trust’s downside protection is eliminated and the stock could eventually become worthless.

Each Trust intends to write covered call and other options to varying degrees depending upon market conditions. Please refer to each Trust’s Consolidated Schedule of Investments and the Notes to Consolidated Financial Statements for details of written options.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Trusts must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

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Trust Summary as of June 30, 2023	BlackRock Capital Allocation Term Trust (BCAT)

Investment Objective

BlackRock Capital Allocation Term Trust’s (BCAT) (the “Trust”) (formerly known as BlackRock Capital Allocation Trust) investment objectives are to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust invests in a portfolio of equity and debt securities. Generally, the Trust’s portfolio will include both equity and debt securities. At any given time, however, the Trust may emphasize either debt securities or equity securities. The Trust utilizes an option writing (selling) strategy in an effort to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns.

On March 31, 2023, the Board approved a proposal to change the name of BlackRock Capital Allocation Trust, effective as of April 5, 2023, to BlackRock Capital Allocation Term Trust. There were no changes to the Trust’s investment policies or strategies in conjunction with the name change.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BCAT
Initial Offering Date	September 28, 2020
Current Distribution Rate on Closing Market Price as of June 30, 2023 ($ 15.25)(a)	10.03%
Current Monthly Distribution per Common Share(b)	$0.127500
Current Annualized Distribution per Common Share(b)	$1.530000

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	06/30/23	12/31/22	Change	High	Low
Closing Market Price	$ 15.25	$ 13.87	9.95%	$ 15.47	$ 13.87
Net Asset Value	17.33	16.84	2.91	17.74	16.60

Performance

Returns for the period ended June 30, 2023 were as follows:

		Average Annual Total Returns

	6-month	1 Year	Since Inception (a)

Trust at NAV(b)(c)	8.05%	10.06%	1.90%
Trust at Market Price(b)(c)	15.45	14.10	(2.72)

MSCI ACWI(d)	13.93	16.53	8.98
Bloomberg U.S. Aggregate Bond Index(e)	2.09	(0.94)	(4.54)

(a)	BCAT commenced operations on September 28, 2020.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage, if any.
(c)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(d)	An index that captures large- and mid-cap representation across certain developed and emerging markets.
(e)	A broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Due to the nature of the Trust’s mandate, performance is reviewed on an absolute return basis. The Trust has an unconstrained approach (i.e., flexibility to invest across all equity and fixed-income asset classes, spanning public and private markets). As such, the Trust is not managed specifically to a benchmark. The index returns listed above are for reference purposes only. Performance information below is expressed on a contribution to return basis.

Within equities, positioning in the information technology, consumer discretionary and industrials sectors were the primary contributors to the Trust’s absolute return. Positioning in corporate bonds and securitized assets contributed to results in fixed income.

T R U S T S U M M A R Y	7

Trust Summary as of June 30, 2023 (continued)	BlackRock Capital Allocation Term Trust (BCAT)

Within equities, the Trust’s use of index-related equity futures (mainly to manage risk during periods of heightened market volatility) was the primary detractor. In fixed-income, duration management strategies (via rate interest rate derivatives) and holdings in agency mortgage-backed securities (“MBS”) detracted. (Duration is a measure of interest rate risk.)

The Trust used derivatives, which may include options, futures, swaps and forward contracts, in an effort to enhance returns and manage the risk of adverse market movements. The Trust also used an options overlay strategy in which calls were written on a portion of the portfolio’s holdings. In the aggregate, the Trust’s use of derivatives modestly detracted from performance.

Private investments comprised close to 11.3% of the Trust’s total assets at the end of the period. The positions in private securities made a very small contribution to performance.

The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.

Describe recent portfolio activity.

The Trust’s allocation to equities increased by seven percentage points, with the largest additions in information technology, industrials, financials and consumer discretionary. This was partially offset by reduced weightings in energy, materials and real estate. The total allocation to fixed income decreased by two percentage points, with the largest reductions in securitized assets and, to a lesser extent, high yield corporates and emerging market sovereign bonds. The Trust added to its position in agency MBS and developed market sovereign bonds. The Trust’s allocation to cash decreased as a result of these changes.

The Trust did not use financial leverage. The Trust may engage in some transactions that can give rise to a form of economic leverage, notably the use of derivatives.

Describe portfolio positioning at period end.

The Trust had a 56% weighting in equities. It had allocations to all sectors, with the largest absolute weightings in information technology, industrials, financials and consumer discretionary. Within equities, the Trust used options as an additional source of income. As of June 30, 2023, the Trust had sold options on approximately 10% of the equity portfolio.

The Trust finished the period with a weighting of 49% in fixed-income, comprised predominately of high yield bonds and securitized assets, and to a lesser extent, agency MBS, investment-grade corporates, and government bonds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments

Uniform Mortgage-Backed Securities, 3.50%, 07/13/53	4.0%
Uniform Mortgage-Backed Securities, 4.50%, 07/13/53	3.8
Microsoft Corp.	2.5
Alphabet, Inc.	1.4
Amazon.com, Inc.	1.3
Spain Government Bond, 2.55%, 10/31/32	0.9
Marsh & McLennan Cos., Inc.	0.8
Spain Government Bond, 3.15%, 04/30/33	0.8
UnitedHealth Group, Inc.	0.8
Nestle SA	0.8

GEOGRAPHIC ALLOCATION

Country/Geographic Region(a)	Percentage of Total Investments

United States	66.1%
Cayman Islands	4.8
United Kingdom	3.1
Japan	3.0
Netherlands	2.9
Spain	2.7
France	2.6
Germany	2.5
Canada	2.1
Switzerland	1.9
Other#	8.3

(a)	Excludes short-term securities.
#	Includes holdings within countries/geographic regions that are less than 1.0% of total investments. Please refer to the Consolidated Schedule of Investments for such countries/geographic regions.

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Trust Summary as of June 30, 2023	BlackRock ESG Capital Allocation Term Trust (ECAT)

Investment Objective

BlackRock ESG Capital Allocation Term Trust’s (ECAT) (the “Trust”) (formerly known as BlackRock ESG Capital Allocation Trust) investment objectives are to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust will invest in a portfolio of equity and debt securities. Generally, the Trust’s portfolio will include both equity and debt securities. At any given time, however, the Trust may emphasize either debt securities or equity securities. In addition, the Trust may invest without limit in “junk bonds,” corporate loans and distressed securities. The Trust will invest at least 80% of its total assets in securities that, in the investment adviser’s assessment, meet certain environmental, social and governance (“ESG”) criteria. The Trust utilizes an option writing (selling) strategy in an effort to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns.

On March 31, 2023, the Board approved a proposal to change the name of BlackRock ESG Capital Allocation Trust, effective as of April 5, 2023, to BlackRock ESG Capital Allocation Term Trust. There were no changes to the Trust’s investment policies or strategies in conjunction with the name change.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	ECAT
Initial Offering Date	September 27, 2021
Current Distribution Rate on Closing Market Price as of June 30, 2023 ($ 15.66)(a)	9.58%
Current Monthly Distribution per Common Share(b)	$0.125000
Current Annualized Distribution per Common Share(b)	$1.500000

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	06/30/23	12/31/22	Change	High	Low

Closing Market Price	$15.66	$13.43	16.60%	$15.93	$13.43
Net Asset Value	17.99	16.62	8.24	18.01	16.62

Performance

Returns for the period ended June 30, 2023 were as follows:

		Average Annual Total Returns

	6-month	1 Year	Since Inception (a)

Trust at NAV(b)(c)	13.47%	16.31%	1.58%
Trust at Market Price(b)(c)	22.23	19.72	(6.13)

MSCI ACWI(d)	13.93	16.53	(1.93)
Bloomberg U.S. Aggregate Bond Index(e)	2.09	(0.94)	(6.66)

(a)	ECAT commenced operations on September 27, 2021.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage, if any.
(c)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(d)	An index that captures large- and mid-cap representation across certain developed and emerging markets.
(e)	A broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Due to the nature of the Trust’s mandate, performance is reviewed on an absolute return basis. The Trust has an unconstrained approach (i.e., the flexibility to invest across all equity and fixed-income asset classes, spanning public and private markets) with ESG considerations. As such, the Trust is not managed specifically to a benchmark. The index returns listed above are for reference purposes only. Performance information below is expressed on a contribution to return basis.

T R U S T S U M M A R Y	9

Trust Summary as of June 30, 2023 (continued)	BlackRock ESG Capital Allocation Term Trust (ECAT)

Within equities, positioning in the information technology sector and, to a lesser extent, in consumer discretionary, industrials and healthcare were the primary contributors to the Trust’s absolute return. Positioning in corporate bonds and securitized assets contributed to results in fixed-income.

Within equities, modest allocations to the energy and utilities sectors were the primary detractors from absolute return. In fixed-income, duration management strategies (via rate interest rate derivatives) and holdings in agency mortgage-backed securities (“MBS”) detracted. (Duration is a measure of interest rate risk.)

Private investments comprised close to 3.8% of the Trust’s total assets at the end of the period. The positions in private securities were a very small contributor to performance.

The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Trust’s investment strategy. Refer to the financial highlights and income tax information sections in this report for further information about the distributions.

Describe recent portfolio activity.

The Trust’s allocation to equities increased by two percentage points, with the largest increases in the financials, industrials and consumer discretionary sectors. This was partially offset by reduced weightings in real estate and healthcare. The Trust’s total fixed-income allocation decreased by five percentage points. The largest reductions occurred in high yield and investment-grade corporate bonds, and to a lesser extent, securitized assets. The Trust added to its position in agency MBS and developed market sovereign bonds. The Trust’s allocation to cash decreased as a result of these changes.

The Trust does not use financial leverage. The Trust may engage in some transactions that can give rise to a form of economic leverage, notably the use of derivatives.

Describe portfolio positioning at period end.

At period-end, the Trust had a 66% weighting in equities. It had allocations to all sectors, with the largest absolute weightings in information technology, healthcare and consumer discretionary. Within equities, the Trust used options as an additional source of income throughout the period. As of June 30, 2023, the team sold options on approximately 8% of the fundamental equity positions.

Within fixed-income, the Trust finished the period with a weighting of 42%, comprised predominately of investment-grade corporates, agency MBS and securitized assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments

Uniform Mortgage-Backed Securities, 4.50%, 07/13/53	3.8%
Uniform Mortgage-Backed Securities, 3.50%, 07/13/53	3.1
Microsoft Corp.	2.7
Alphabet, Inc.	1.9
Marsh & McLennan Cos., Inc.	1.9
Boston Scientific Corp.	1.8
Thermo Fisher Scientific, Inc.	1.8
Intuitive Surgical, Inc.	1.5
American Tower Corp.	1.5
SAP SE	1.4

GEOGRAPHIC ALLOCATION

Country/Geographic Region(a)	Percentage of Total Investments

United States	75.9%
France	5.1
Germany	3.0
Netherlands	2.4
United Kingdom	2.2
Japan	2.1
Switzerland	1.8
Cayman Islands	1.7
Other#	5.8

(a)	Excludes short-term securities.
#	Includes holdings within countries/geographic regions that are less than 1.0% of total investments. Please refer to the Consolidated Schedule of Investments for such countries/geographic regions.

10	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) June 30, 2023	BlackRock Capital Allocation Term Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities

Canada — 0.0%
Fairstone Financial Issuance Trust I, Series 2020-1A, Class D, 6.87%, 10/20/39(a)	CAD	1,270	$868,595

Cayman Islands(a)(b) — 4.8%
522 Funding CLO Ltd., Series 2019-4A, Class DR, (3-mo. LIBOR US + 3.65%), 8.90%, 04/20/30	USD	1,950	1,863,487
AGL CLO 3 Ltd., Series 2020-3A, Class D, (3-mo. LIBOR US + 3.30%), 8.56%, 01/15/33		550	519,282
AGL CLO 7 Ltd., Series 2020-7A, Class DR, (3-mo. LIBOR US + 3.10%), 8.36%, 07/15/34		250	233,181
AGL CLO 9 Ltd., Series 2020-9A, Class D, (3-mo. LIBOR US + 3.70%), 8.95%, 01/20/34		850	814,748
AIMCO CLO, Series 2017-AA, Class DR, (3-mo. LIBOR US + 3.15%), 8.40%, 04/20/34		250	233,524
ALM Ltd., Series 2020-1A, Class D, (3-mo. LIBOR US + 6.00%), 11.26%, 10/15/29		950	863,919
Apidos CLO XXII, Series 2015-22A, Class CR, (3-mo. LIBOR US + 2.95%), 8.20%, 04/20/31		250	236,532
Apidos CLO XXXII, Series 2019-32A, Class D, (3-mo. LIBOR US + 3.50%), 8.75%, 01/20/33		250	243,248
Apidos CLO XXXV, Series 2021-35A, Class E, (3-mo. LIBOR US + 5.75%), 11.00%, 04/20/34		375	342,286
Apidos CLO XXXVII, Series 2021-37A, Class E, (3-mo. LIBOR US + 6.30%), 11.57%, 10/22/34		250	236,544
Apres Static CLO Ltd., Series 2019-1A, Class CR, (3-mo. LIBOR US + 4.25%), 9.51%, 10/15/28		3,000	2,875,448
Ares Loan Funding I Ltd.
Series 2021-ALFA, Class E, (3-mo. LIBOR US + 6.70%), 11.96%, 10/15/34		1,250	1,158,947
Series 2021-ALFA, Class SUB, 0.00%, 10/15/34		2,150	1,434,757
Ares LV CLO Ltd., Series 2020-55A, Class DR, (3-mo. LIBOR US + 3.15%), 8.41%, 07/15/34		1,500	1,380,337
Ares LVI CLO Ltd., Series 2020-56A, Class ER, (3-mo. LIBOR US + 6.50%), 11.76%, 10/25/34		625	567,956
Ballyrock CLO Ltd., Series 2019-1A, Class CR, (3-mo. LIBOR US + 3.05%), 8.31%, 07/15/32		2,700	2,545,764
Bardot CLO Ltd., Series 2019-2A, Class DR, (3-mo. LIBOR US + 3.00%), 8.27%, 10/22/32		250	234,046
Battalion CLO IX Ltd., Series 2015-9A, Class DR, (3-mo. LIBOR US + 3.25%), 8.51%, 07/15/31		250	225,466
Benefit Street Partners CLO XX Ltd., Series 2020-20A, Class ER, (3-mo. LIBOR US + 6.75%), 12.01%, 07/15/34		250	233,902
Birch Grove CLO 2 Ltd., Series 2021-2A, Class D1, (3-mo. LIBOR US + 3.30%), 8.57%, 10/19/34		750	707,815
Birch Grove CLO Ltd., Series 19A, Class DR, (3-mo. LIBOR US + 3.35%), 8.90%, 06/15/31		1,500	1,470,959
BlueMountain CLO Ltd., Series 2016-2A, Class C1R2, (3-mo. LIBOR US + 3.10%), 8.48%, 08/20/32		1,000	927,116
Buttermilk Park CLO Ltd., Series 2018-1A, Class D, (3-mo. LIBOR US + 3.10%), 8.36%, 10/15/31		250	225,236
Canyon CLO Ltd., Series 2020-3A, Class E, (3-mo. LIBOR US + 7.25%), 12.51%, 01/15/34		250	233,013
CarVal CLO II Ltd., Series 2019-1A, Class DR, (3-mo. LIBOR US + 3.20%), 8.45%, 04/20/32		1,425	1,318,611

Security	Par (000)		Value

Cayman Islands (continued)
CarVal CLO VC Ltd., Series 2021-2A, Class E, (3-mo. LIBOR US + 6.75%), 12.01%, 10/15/34	USD	500	$465,325
CIFC Funding Ltd.
Series 2014-2RA, Class B1, (3-mo. LIBOR US + 2.80%), 8.07%, 04/24/30		1,000	961,035
Series 2019-3A, Class CR, (3-mo. LIBOR US + 3.05%), 8.31%, 10/16/34		1,000	957,202
Crown City CLO III, Series 2021-1A, Class C, (3-mo. LIBOR US + 3.30%), 8.55%, 07/20/34		1,250	1,137,978
Crown Point CLO 9 Ltd., Series 2020-9A, Class DR, (3-mo. LIBOR US + 3.75%), 9.00%, 07/14/34		500	460,390
Eaton Vance CLO Ltd., Series 2019-1A, Class ER, (3-mo. LIBOR US + 6.50%), 11.76%, 04/15/31		500	447,099
Elmwood CLO I Ltd.
Series 2019-1A, Class DR, (3-mo. LIBOR US + 4.40%), 9.65%, 10/20/33		5,750	5,743,836
Series 2019-1A, Class ER, (3-mo. LIBOR US + 7.71%), 12.96%, 10/20/33		2,375	2,329,548
Elmwood CLO II Ltd.
Series 2019-2A, Class ER, (3-mo. LIBOR US + 6.80%), 12.05%, 04/20/34		3,000	2,933,211
Series 2019-2A, Class SUB, 0.00%, 04/20/34		1,000	711,778
Elmwood CLO V Ltd., Series 2020-2A, Class ER, (3-mo. LIBOR US + 6.10%), 11.35%, 10/20/34		250	235,787
Elmwood CLO VIII Ltd., Series 2021-1A, Class E1, (3-mo. LIBOR US + 6.00%), 11.25%, 01/20/34		500	461,932
Elmwood CLO X Ltd., Series 2021-3A, Class E, (3-mo. LIBOR US + 5.85%), 11.10%, 10/20/34		1,000	932,474
Flatiron CLO 19 Ltd., Series 2019-1A, Class DR, (3-mo. LIBOR US + 3.00%), 8.32%, 11/16/34		700	652,626
GoldenTree Loan Management U.S. CLO 1 Ltd., Series 2021-9A, Class E, (3-mo. LIBOR US + 4.75%), 10.00%, 01/20/33		1,000	887,061
GoldenTree Loan Opportunities X Ltd., Series 2015-10A, Class DR, (3-mo. LIBOR US + 3.05%), 8.30%, 07/20/31		750	723,846
Golub Capital Partners CLO 53B Ltd., Series 2021-53A, Class E, (3-mo. LIBOR US + 6.70%), 11.95%, 07/20/34		250	232,622
Golub Capital Partners CLO 55B Ltd., Series 2021-55A, Class E, (3-mo. LIBOR US + 6.56%), 11.81%, 07/20/34		1,000	943,305
Gulf Stream Meridian 1 Ltd., Series 2020-IA, Class E, (3-mo. LIBOR US + 6.45%), 11.71%, 04/15/33		2,625	2,298,932
Gulf Stream Meridian 7 Ltd., Series 2022-7A, Class D, (3-mo. CME Term SOFR + 6.85%), 11.84%, 07/15/35		750	667,263
Madison Park Funding XLIX Ltd., Series 2021-49A, Class E, (3-mo. LIBOR US + 6.25%), 11.52%, 10/19/34		250	231,768
Madison Park Funding XXIX Ltd., Series 2018-29A, Class E, (3-mo. LIBOR US + 5.70%), 10.96%, 10/18/30		500	466,487
Niagara Park CLO Ltd., Series 2019-1A, Class ER, (3-mo. LIBOR US + 5.95%), 11.21%, 07/17/32		1,000	929,974
OCP CLO Ltd.
Series 2019-16A, Class ER, (3-mo. LIBOR US + 6.35%), 11.56%, 04/10/33		400	357,765

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	11

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Capital Allocation Term Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Cayman Islands (continued)
OCP CLO Ltd. (continued)
Series 2020-18A, Class DR, (3-mo. LIBOR US + 3.20%), 8.45%, 07/20/32	USD	500	$465,748
Series 2020-20A, Class D1, (3-mo. LIBOR US + 3.95%), 9.16%, 10/09/33		3,500	3,337,110
Series 2020-20A, Class E, (3-mo. LIBOR US + 7.66%), 12.87%, 10/09/33		2,250	2,198,840
Octagon 54 Ltd., Series 2021-1A, Class D, (3-mo. LIBOR US + 3.05%), 8.31%, 07/15/34		250	231,769
OSD CLO Ltd., Series 2021-23A, Class E, (3-mo. LIBOR US + 6.00%), 11.26%, 04/17/31		250	228,058
Palmer Square CLO Ltd.
Series 2018-2A, Class D, (3-mo. LIBOR US + 5.60%), 10.86%, 07/16/31		250	234,430
Series 2021-2A, Class E, (3-mo. LIBOR US + 6.35%), 11.61%, 07/15/34		250	235,503
Palmer Square Loan Funding Ltd.
Series 2020-1A, Class D, (3-mo. LIBOR US + 4.85%), 10.23%, 02/20/28		250	251,648
Series 2020-4A, Class C, (3-mo. LIBOR US + 3.60%), 9.00%, 11/25/28		1,000	1,001,908
Series 2021-1A, Class D, (3-mo. LIBOR US + 6.00%), 11.25%, 04/20/29		1,250	1,204,926
Series 2021-3A, Class C, (3-mo. LIBOR US + 2.50%), 7.75%, 07/20/29		250	239,630
Series 2021-3A, Class D, (3-mo. LIBOR US + 5.00%), 10.25%, 07/20/29		250	229,405
Series 2021-4A, Class D, (3-mo. LIBOR US + 5.00%), 10.26%, 10/15/29		750	687,007
Series 2021-4A, Class E, (3-mo. LIBOR US + 7.51%), 12.77%, 10/15/29		500	469,436
Park Avenue Institutional Advisers CLO Ltd.
Series 2021-1A, Class D, (3-mo. LIBOR US + 7.30%), 12.55%, 01/20/34		600	540,047
Series 2021-2A, Class D, (3-mo. LIBOR US + 3.40%), 8.66%, 07/15/34		1,000	943,603
Pikes Peak CLO 4, Series 2019-4A, Class DR, (3-mo. LIBOR US + 3.25%), 8.51%, 07/15/34		1,000	912,563
Pikes Peak CLO 6, Series 2020-6A, Class ER2, (3-mo. LIBOR US + 6.43%), 11.78%, 05/18/34		500	459,300
Post CLO Ltd.
Series 2018-1A, Class D, (3-mo. LIBOR US + 2.95%), 8.21%, 04/16/31		500	472,199
Series 2021-1A, Class E, (3-mo. LIBOR US + 6.45%), 11.71%, 10/15/34		750	684,063
Rad CLO 3 Ltd., Series 2019-3A, Class DR, (3-mo. LIBOR US + 2.75%), 8.01%, 04/15/32		250	234,461
Rad CLO 9 Ltd., Series 2020-9A, Class E, (3-mo. LIBOR US + 7.59%), 12.85%, 01/15/34		5,000	4,908,992
Regatta XVII Funding Ltd.
Series 2020-1A, Class D, (3-mo. LIBOR US + 4.15%), 9.41%, 10/15/33		750	747,084
Series 2020-1A, Class E, (3-mo. LIBOR US + 7.61%), 12.87%, 10/15/33		250	243,979
Regatta XX Funding Ltd., Series 2021-2A, Class D, (3-mo. LIBOR US + 3.10%), 8.36%, 10/15/34		1,500	1,453,209
Regatta XXIV Funding Ltd., Series 2021-5A, Class E, (3-mo. LIBOR US + 6.80%), 12.05%, 01/20/35		500	475,398

Security	Par (000)		Value

Cayman Islands (continued)
RR 19 Ltd., Series 2021-19A, Class D, (3-mo. LIBOR US + 6.50%), 11.76%, 10/15/35	USD	250	$236,341
Sixth Street CLO XIX Ltd., Series 2021-19A, Class E, (3-mo. LIBOR US + 5.90%), 11.15%, 07/20/34		3,750	3,496,714
Sixth Street CLO XVI Ltd., Series 2020-16A, Class E, (3-mo. LIBOR US + 7.32%), 12.57%, 10/20/32		1,480	1,458,048
Sound Point CLO XXVI Ltd., Series 2020-1A, Class DR, (3-mo. LIBOR US + 3.35%), 8.60%, 07/20/34		250	222,223
Stratus CLO Ltd.
Series 2021-1A, Class E, (3-mo. LIBOR US + 5.00%), 10.25%, 12/29/29		1,500	1,362,098
Series 2021-1A, Class SUB, 0.00%, 12/29/29		1,000	494,260
Series 2021-2A, Class E, (3-mo. LIBOR US + 5.75%), 11.00%, 12/28/29		1,000	934,721
Series 2021-3A, Class E, (3-mo. LIBOR US + 5.75%), 11.00%, 12/29/29		500	467,996
Symphony CLO XXI Ltd., Series 2019-21A, Class DR, (3-mo. LIBOR US + 3.30%), 8.56%, 07/15/32		500	454,468
Symphony CLO XXIII Ltd., Series 2020-23A, Class ER, (3-mo. LIBOR US + 6.15%), 11.41%, 01/15/34		500	470,086
TICP CLO IX Ltd., Series 2017-9A, Class D, (3-mo. LIBOR US + 2.90%), 8.15%, 01/20/31		500	483,871
TICP CLO XI Ltd.
Series 2018-11A, Class D, (3-mo. LIBOR US + 3.05%), 8.30%, 10/20/31		250	244,218
Series 2018-11A, Class E, (3-mo. LIBOR US + 6.00%), 11.25%, 10/20/31		500	468,711
TICP CLO XV Ltd., Series 2020-15A, Class E, (3-mo. LIBOR US + 6.15%), 11.40%, 04/20/33		500	461,738
Trestles CLO Ltd., Series 2017-1A, Class CR, (3-mo. LIBOR US + 2.90%), 8.16%, 04/25/32		500	464,499
Trimaran CAVU Ltd., Series 2019-1A, Class D, (3-mo. LIBOR US + 4.15%), 9.40%, 07/20/32		1,750	1,656,345
Whitebox CLO I Ltd.
Series 2019-1A, Class CR, (3-mo. LIBOR US + 3.05%), 8.32%, 07/24/32		250	240,720
Series 2019-1A, Class DR, (3-mo. LIBOR US + 6.40%), 11.67%, 07/24/32		1,300	1,201,287
Series 2019-1A, Class SUB, 0.00%, 07/24/32		1,000	525,400
Whitebox CLO II Ltd., Series 2020-2A, Class DR, (3-mo. LIBOR US + 3.35%), 8.62%, 10/24/34		2,750	2,631,340
Whitebox CLO III Ltd.
Series 2021-3A, Class D, (3-mo. LIBOR US + 3.35%), 8.61%, 10/15/34		500	477,613
Series 2021-3A, Class E, (3-mo. LIBOR US + 6.85%), 12.11%, 10/15/34		500	478,815

			89,317,196

Ireland(a)(b) — 0.5%
Anchorage Capital Europe CLO DAC, Series 4A, Class D, (3-mo. EURIBOR + 3.20%), 6.46%, 04/25/34	EUR	868	882,646
CIFC European Funding CLO III DAC, Series 3A, Class D, (3-mo. EURIBOR + 3.60%), 6.78%, 01/15/34		700	708,965

12	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Capital Allocation Term Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Ireland (continued)
CVC Cordatus Loan Fund XIX DAC, Series 19A, Class D, (3-mo. EURIBOR + 3.80%), 7.37%, 12/23/33	EUR	2,300	$2,357,349
Henley CLO IV DAC, Series 4A, Class D, (3-mo. EURIBOR + 3.00%), 6.26%, 04/25/34		1,000	999,105
Invesco Euro CLO V DAC, Series D, Class 5A, (3-mo. EURIBOR + 3.80%), 6.98%, 01/15/34		3,150	3,113,323
Prodigy Finance DAC
Series 2021-1A, Class C, (1-mo. Term SOFR + 3.86%), 8.95%, 07/25/51	USD	208	206,484
Series 2021-1A, Class D, (1-mo. Term SOFR + 6.01%), 11.10%, 07/25/51		340	336,733

			8,604,605

Netherlands — 0.1%
Alme Loan Funding V DAC, Series ER, Class 5A, (3-mo. EURIBOR + 5.41%), 8.59%, 07/15/31(a)(b) .	EUR	2,250	2,316,095

United Kingdom — 0.0%
Ares European CLO XII DAC, Series 12A, Class DR, (3-mo. EURIBOR + 3.00%), 6.20%, 04/20/32(a)(b) .		875	878,478

United States — 3.1%
510 Loan Acquisition Trust, Series 2020-1, Class A, 5.11%, 09/25/60(a)	USD	4,262	4,133,681
Ajax Mortgage Loan Trust(a)
Series 2020-C, Class A, 2.25%, 09/27/60		138	136,161
Series 2020-C, Class B, 5.00%, 09/27/60		375	365,833
Series 2020-C, Class C, 0.00%, 09/27/60		1,177	1,029,845
Series 2020-D, Class B, 5.00%, 06/25/60		525	485,550
Series 2020-D, Class C, 0.00%, 06/25/60		1,238	1,109,987
Series 2021-E, Class B3, 3.88%, 12/25/60(b)		955	418,287
Series 2021-E, Class SA, 0.00%, 12/25/60(b)		13	6,167
Series 2021-E, Class XS, 0.00%, 12/25/60(b)		13,624	570,831
AMSR Trust, Series 2020-SFR5, Class G, 4.11%, 11/17/37(a)		2,899	2,616,201
Citigroup Mortgage Loan Trust(b)
Series 2007-AHL2, Class A3B, (1-mo. LIBOR US + 0.20%), 5.35%, 05/25/37		4,388	2,863,447
Series 2007-AHL3, Class A3B, (1-mo. LIBOR US + 0.17%), 5.32%, 07/25/45		3,276	2,262,843
College Ave Student Loans LLC, Series 2021-A, Class D, 4.12%, 07/25/51(a)		310	283,844
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class R1, 0.00%, 04/25/43(a)(c)		5	3,830,780
Home Partners of America Trust, Series 2021-2, Class F, 3.80%, 12/17/26(a)		2,411	2,074,877
Lending Funding Trust(a)
Series 2020-2A, Class C, 4.30%, 04/21/31		980	853,908
Series 2020-2A, Class D, 6.77%, 04/21/31		2,830	2,452,558
Lendmark Funding Trust, Series 2021-1A, Class D, 5.05%, 11/20/31(a)		2,320	1,789,552
Litigation Fee Residual, 4.00%, 10/30/27(c)		2,381	2,297,589
Mariner Finance Issuance Trust(a)
Series 2021-BA, Class E, 4.68%, 11/20/36		540	417,240
Series 2022-AA, Class E, 5.40%, 03/20/36		1,420	1,134,487
Navient Private Education Refi Loan Trust,
Series 2021-DA, Class D, 4.00%, 04/15/60(a)		1,340	1,197,791
Nelnet Student Loan Trust(a)
Series 2021-A, Class D, 4.93%, 04/20/62		1,670	1,406,360
Series 2021-BA, Class D, 4.75%, 04/20/62		340	279,099
Series 2021-CA, Class D, 4.44%, 04/20/62		110	89,062

Security	Par (000)		Value

United States (continued)
Progress Residential(a)
Series 2021-SFR1, Class H, 5.00%, 04/17/38	USD	750	$671,667
Series 2021-SFR3, Class H, 4.75%, 05/17/26		1,140	1,000,789
Regional Management Issuance Trust 3.88%, 10/17/33(c)		4,780	4,128,964
Series 2020-1, Class D, 6.77%, 10/15/30(a)		2,050	1,804,643
Republic Finance Issuance Trust(a)
Series 2020-A, Class D, 7.00%, 11/20/30		5,110	4,627,913
Series 2021-A, Class D, 5.23%, 12/22/31		800	661,317
Residential Mortgage Loan Trust, Series 2020-1, Class B1, 3.95%, 01/26/60(a)(b)		400	319,571
SMB Private Education Loan Trust(a)
Series 2021-A, Class D1, 3.86%, 01/15/53		3,276	2,980,180
Series 2021-A, Class D2, 3.86%, 01/15/53		1,787	1,626,327
Series 2021-C, Class D, 3.93%, 01/15/53		780	715,340
SoFi Professional Loan Program LLC(a)
Series 2017-A, Class R, 0.00%, 03/26/40		105	611,476
Series 2018-A, Class R1, 0.00%, 02/25/42		115	1,744,340
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2005-WF2, Class M8, (1-mo. LIBOR US + 1.80%), 6.95%, 05/25/35(b)		182	175,471
Tricon Residential Trust(a)
Series 2021-SFR1, Class F, 3.69%, 07/17/38		1,375	1,192,101
Series 2021-SFR1, Class G, 4.13%, 07/17/38		887	769,289

			57,135,368

Total Asset-Backed Securities — 8.5% (Cost: $177,986,838)			159,120,337

	Shares

Common Stocks

Australia — 0.3%
Glencore PLC		1,068,824	6,060,101

Canada — 1.3%
Cameco Corp.		181,561	5,688,306
Enbridge, Inc.		367,004	13,641,273
Suncor Energy, Inc.		123,394	3,619,620
Teck Resources Ltd., Class B		20,332	855,977

			23,805,176

Cayman Islands — 0.0%
Crown PropTech Acquisitions, Class A(d)		29,568	301,594

China — 0.3%
Kindstar Globalgene Technology, Inc.(a)(d)		2,024,500	456,064
Meituan, Class B(a)(d)		13,088	205,232
Tencent Holdings Ltd.		104,688	4,438,893

			5,100,189

France — 2.6%
Accor SA		42,748	1,590,714
BNP Paribas SA		175,432	11,070,804
Cie de Saint-Gobain		108,482	6,605,074
Kering SA		10,621	5,864,907
LVMH Moet Hennessy Louis Vuitton SE		13,834	13,044,248
Sanofi		36,181	3,895,093
TotalEnergies SE		44,293	2,542,623
Vinci SA		43,345	5,036,491

			49,649,954

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	13

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Capital Allocation Term Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Shares	Value

Germany — 1.8%
Bayer AG, Registered Shares	68,552	$3,794,699
Commerzbank AG	119,690	1,326,865
Mercedes-Benz Group AG, Registered Shares	88,907	7,156,240
SAP SE	92,426	12,626,079
SAP SE, ADR	7,100	971,351
Siemens AG, Registered Shares	42,531	7,089,955

		32,965,189

Hong Kong — 0.3%
AIA Group Ltd.	508,370	5,163,258

India — 0.1%
Think & Learn Private Ltd., (Acquired 12/11/20, Cost: $5,113,105)(c)(e)	2,279	1,666,907

Israel — 0.4%
Nice Ltd., ADR(d)	40,177	8,296,550

Italy — 0.5%
Ariston Holding NV	476,063	5,028,567
Intesa Sanpaolo SpA	1,358,699	3,562,170

		8,590,737

Japan — 3.1%
FANUC Corp.	259,515	9,110,440
Honda Motor Co. Ltd.	95,600	2,896,093
Hoya Corp.	35,186	4,210,574
Japan Airlines Co. Ltd.	223,700	4,850,589
Keyence Corp.	17,400	8,267,722
Kose Corp.	21,098	2,028,138
Mitsubishi UFJ Financial Group, Inc.	1,161,000	8,557,817
Mitsui & Co. Ltd.	83,900	3,175,432
SMC Corp.	8,100	4,501,671
Sysmex Corp.	74,200	5,082,474
Toyota Motor Corp.	315,200	5,065,921

		57,746,871

Netherlands — 2.6%
Adyen NV(a)(d)	3,814	6,604,582
ASML Holding NV	19,804	14,364,411
ING Groep NV, Series N	1,001,835	13,506,332
Shell PLC	456,440	13,749,436
Shell PLC, ADR	9,533	575,602

		48,800,363

South Korea — 0.2%
Amorepacific Corp.	28,737	2,139,048
SK Hynix, Inc.	29,722	2,611,505

		4,750,553

Spain — 0.6%
Cellnex Telecom SA(a)	282,951	11,432,291

Switzerland — 1.9%
Alcon, Inc.	89,980	7,464,953
Nestle SA, Registered Shares	126,172	15,177,422
On Holding AG, Class A(d)	104,674	3,454,242
Roche Holding AG	7,920	2,419,322
TE Connectivity Ltd.	45,118	6,323,739

		34,839,678

Taiwan — 0.4%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	69,341	6,997,894

United Kingdom — 2.4%
AstraZeneca PLC	45,756	6,559,315

Security	Shares		Value

United Kingdom (continued)
AstraZeneca PLC, ADR	40,685		$2,911,826
BAE Systems PLC	539,214		6,357,999
Barclays PLC	220,413		429,348
BP PLC	73,129		425,784
Compass Group PLC	223,226		6,251,022
Genius Sports Ltd.(d)	186,939		1,157,152
Lloyds Banking Group PLC	7,667,843		4,250,656
RELX PLC	115,222		3,843,884
Teya Services Ltd., Series C, (Acquired 11/16/21, Cost: $2,398,802)(c)(e)	1,235		819,138
Unilever PLC	234,307		12,201,345

			45,207,469

United States — 32.3%
Abbott Laboratories(f)	100,914		11,001,644
AbbVie, Inc.	17,646		2,377,446
Activision Blizzard, Inc.(d)	24,143		2,035,255
ACV Auctions, Inc., Class A(d)	203,406		3,512,822
Advanced Micro Devices, Inc.(d)	44,293		5,045,416
Air Products and Chemicals, Inc.	31,270		9,366,303
Albemarle Corp.	35,037		7,816,404
Alphabet, Inc., Class C(d)	219,160		26,511,785
Amazon.com, Inc.(d)(f)	198,661		25,897,448
American Tower Corp.	40,189		7,794,255
AmerisourceBergen Corp.	8,277		1,592,743
Amgen, Inc.	5,487		1,218,224
Apple, Inc.	70,805		13,734,046
Applied Materials, Inc.	38,827		5,612,055
Aptiv PLC(d)	34,079		3,479,125
Archer-Daniels-Midland Co.	112,499		8,500,424
Astra Space, Inc.	205,519		75,754
Atlas Energy Solutions, Inc., Class A	22,504		390,669
Bank of America Corp.	26,226		752,424
Boston Scientific Corp.(d)(f)	175,434		9,489,225
Bunge Ltd.	49,382		4,659,192
California Resources Corp.	47,698		2,160,242
Caresyntax, Inc., Series C-3(c)	1,759		141,001
Centene Corp.(d)	10,766		726,167
CF Industries Holdings, Inc.	72,325		5,020,801
Charter Communications, Inc., Class A(d)	9,297		3,415,439
Chesapeake Energy Corp.	13,724		1,148,424
Chipotle Mexican Grill, Inc.(d)	639		1,366,821
Chubb Ltd.	38,851		7,481,149
Comcast Corp., Class A	57,932		2,407,075
ConocoPhillips	10,397		1,077,233
Constellation Brands, Inc., Class A	1,557		383,224
Costco Wholesale Corp.	19,771		10,644,311
Crown PropTech Acquisitions(c)	62,088		42,220
CXApp, Inc.	35,193		48,567
Davidson Kempner Merchant Co-investment Fund LP, (Acquired 04/01/21, Cost: $908,457)(e)(g)	—	(h)	4,457,660
Deere & Co.	16,787		6,801,925
Delta Air Lines, Inc.(d)	87,933		4,180,335
Dexcom, Inc.(d)	23,423		3,010,090
Dynatrace, Inc.(d)	81,336		4,186,364
Edwards Lifesciences Corp.(d)	10,652		1,004,803
Element Solutions, Inc.	49,065		942,048
Eli Lilly & Co.	16,260		7,625,615
Enterprise Products Partners LP	328,803		8,663,959
Epic Games, Inc., (Acquired 03/29/21, Cost: $2,499,240)(c)(e)	2,824		2,029,270

14	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Capital Allocation Term Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
EQT Corp.(f)	49,390	$2,031,411
Equitrans Midstream Corp.	2,815	26,911
F5, Inc.(d)	38,629	5,649,878
Fanatics Holdings, Inc., (Acquired 12/15/21, Cost: $8,566,971)(c)(e)	126,282	9,920,714
First Solar, Inc.(d)	2,350	446,711
Ford Motor Co.	31,258	472,934
Fortive Corp.	152,788	11,423,959
Freeport-McMoRan, Inc.(f)	162,519	6,500,760
General Dynamics Corp.	2,808	604,141
General Motors Co.	33,326	1,285,051
Globalfoundries, Inc.(d)	73,546	4,749,601
Green Plains, Inc.(d)	46,023	1,483,782
Halliburton Co.	22,597	745,475
Hilton Worldwide Holdings, Inc.	23,479	3,417,368
Humana, Inc.	19,166	8,569,694
Informatica, Inc., Class A(d)	41,280	763,680
Intuitive Surgical, Inc.(d)	17,400	5,949,756
Johnson & Johnson	39,158	6,481,432
JPMorgan Chase & Co.	42,112	6,124,769
Kenvue, Inc.(d)	126,721	3,347,969
KLA Corp.	5,763	2,795,170
Latch, Inc.	142,273	197,759
Liberty Broadband Corp., Class C(d)	39,610	3,173,157
Liberty Media Corp.-Liberty SiriusXM, Class C(d)	176,553	5,778,580
Lions Gate Entertainment Corp., Class A(d)	42,157	372,246
Lockheed Martin Corp.	14,297	6,582,053
Lowe’s Cos., Inc.	2,802	632,411
LPL Financial Holdings, Inc.	51,105	11,111,760
LyondellBasell Industries NV, Class A	14,062	1,291,313
M&T Bank Corp.	831	102,845
M/I Homes, Inc.(d)	5,498	479,371
Marathon Oil Corp.	111,389	2,564,175
Marathon Petroleum Corp.	5,414	631,272
Marsh & McLennan Cos., Inc.	85,904	16,156,824
Masco Corp.	11,041	633,533
Mastercard, Inc., Class A	34,741	13,663,635
McDonald’s Corp.	4,516	1,347,620
McKesson Corp.	3,319	1,418,242
Merck & Co., Inc.	99,449	11,475,420
Meritage Homes Corp.	3,294	468,637
Micron Technology, Inc.	89,977	5,678,448
Microsoft Corp.	142,213	48,429,215
Mirion Technologies, Inc.	477,390	4,033,945
Mirion Technologies, Inc.(d)	219,122	1,851,581
Morgan Stanley	4,400	375,760
Mr. Cooper Group, Inc.(d)	15,882	804,264
NextEra Energy, Inc.(f)	138,493	10,276,181
Northern Trust Corp.	2,601	192,838
Northrop Grumman Corp.	26,774	12,203,589
NVIDIA Corp.	5,798	2,452,670
Park Hotels & Resorts, Inc.	35,866	459,802
Pfizer, Inc.	82,654	3,031,749
Phillips 66	7,853	749,019
Playstudios, Inc.	226,924	1,114,197
Progressive Corp.	24,434	3,234,329
Proof Acquisition Corp.(c)	29,114	32,608
Rockwell Automation, Inc.	8,958	2,951,213

Security	Shares		Value

United States (continued)
RXO, Inc.(d)		5,629	$127,609
Salesforce, Inc.(d)		21,238	4,486,740
Sarcos Technology & Robotics Corp.(d)		45,102	14,500
Sarcos Technology & Robotics Corp., Founder Shares(d)		23,869	9,070
Sarcos Technology & Robotics Corp., Legended(d)		964,459	310,074
Schlumberger NV		22,738	1,116,891
Sempra Energy		93,572	13,623,147
Snorkel AI, Inc., (Acquired 06/30/21, Cost: $189,563)(c)(e)		12,621	139,714
Sonder Holdings, Inc., Class A		223,319	118,471
SPDR S&P Biotech ETF		45,000	3,744,000
SPDR S&P Metals & Mining ETF		5,633	286,269
Starbucks Corp.		31,099	3,080,667
Sun Country Airlines Holdings, Inc.		175,935	3,955,019
Symbotic Corp., Class A		7,046	301,639
Tesla, Inc.(d)		39,145	10,246,987
Texas Capital Bancshares, Inc.(d)		2,027	104,390
Thermo Fisher Scientific, Inc.		19,809	10,335,346
TJX Cos., Inc.		58,069	4,923,670
Transocean Ltd.(d)		168,799	1,183,281
Uber Technologies, Inc.(d)		2,392	103,263
United Airlines Holdings, Inc.(d)		41,761	2,291,426
United Parcel Service, Inc., Class B		43,383	7,776,403
UnitedHealth Group, Inc.(f)		32,089	15,423,257
Valero Energy Corp.		21,591	2,532,624
Visa, Inc., Class A		16,202	3,847,651
Vulcan Materials Co.		20,840	4,698,170
Walmart, Inc.		43,505	6,838,116
Walt Disney Co.(d)		83,443	7,449,791
Wells Fargo & Co.		144,714	6,176,393
Wintrust Financial Corp.		1,569	113,941
Zoetis, Inc.		12,652	2,178,801

			606,108,149

Total Common Stocks — 51.1% (Cost: $880,203,283)			957,482,923

	Par (000)

Corporate Bonds

Australia(c) — 0.3%
Oceana Australian Fixed Income Trust 10.00%, 08/31/23	AUD	4,163	2,776,788
10.25%, 08/31/25		4,163	2,787,049
Oceana Australian Fixed Income Trust, A Note Upsize 8.00%, 01/21/24		810	531,488
1.00%, 03/28/26		100	63,871

			6,159,196

Austria — 0.1%
Benteler International AG, 9.38%, 05/15/28	EUR	793	872,893
Klabin Austria GmbH, 3.20%, 01/12/31(a)	USD	339	271,031
Suzano Austria GmbH, 3.13%, 01/15/32		200	159,390

			1,303,314

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	15

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Capital Allocation Term Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Bahamas — 0.0%
Intercorp Peru Ltd., 3.88%, 08/15/29(a)	USD	307	$260,404

Belgium(i) — 0.0%
Anheuser-Busch InBev SA, 4.00%, 09/24/25	GBP	100	121,018
KBC Group NV, (1-year UK Government Bond + 0.92%), 1.25%, 09/21/27(b)		100	106,436

			227,454

Brazil — 0.1%
Banco do Brasil SA, 6.25%, 04/18/30	USD	482	479,108
Braskem Netherlands Finance BV, (5-year CMT + 8.22%), 8.50%, 01/23/81(a)(b)		354	358,088
BRF SA, 4.88%, 01/24/30(i)		383	308,794

			1,145,990

Canada — 0.7%
First Quantum Minerals Ltd.(a) 7.50%, 04/01/25		544	542,080
6.88%, 03/01/26		200	196,050
Garda World Security Corp., 7.75%, 02/15/28(a)		238	236,244
HR Ottawa LP, 11.00%, 03/31/31(a)		9,658	9,368,260
Rogers Communications, Inc., 3.80%, 03/15/32(a)		2,675	2,338,276
Toronto-Dominion Bank, 2.88%, 04/05/27(i)	GBP	100	110,830

			12,791,740

Cayman Islands — 0.4%
ABRA Global Finance, (6.00% Cash & 5.50% PIK), 11.50%, 03/02/28(a)(j)	USD	554	451,051
China Evergrande Group, 8.25%, 03/23/22(d)(i)(k)		500	28,750
Fantasia Holdings Group Co. Ltd.(d)(i)(k) 6.95%, 12/17/21		320	19,200
9.25%, 07/28/23		1,200	72,000
IHS Holding Ltd. 5.63%, 11/29/26(i)		342	297,926
6.25%, 11/29/28(a)		266	218,003
Jingrui Holdings Ltd.(d)(i)(k) 12.00%, 07/25/22		370	22,490
12.75%, 09/09/23		355	27,105
Liberty Costa Rica Senior Secured Finance, 10.88%, 01/15/31(a)		211	208,443
MAF Sukuk Ltd., 3.93%, 02/28/30(i)		356	332,223
Melco Resorts Finance Ltd., 5.38%, 12/04/29(i)		250	205,938
Modern Land China Co. Ltd.(d)(i)(j)(k)
(8.00% Cash or 8.00% PIK), 8.00%, 12/30/24		278	15,293
(9.00% Cash or 9.00% PIK), 9.00%, 12/30/26		199	9,931
(9.00% Cash or 9.00% PIK), 9.00%, 12/30/27		290	15,943
Oryx Funding Ltd., 5.80%, 02/03/31(a)		324	311,082
Ronshine China Holdings Ltd.(d)(i)(k) 7.35%, 12/15/23		200	9,000
7.10%, 01/25/25		400	18,000
Seagate HDD Cayman(a) 8.25%, 12/15/29		279	291,407
8.50%, 07/15/31		326	341,873
9.63%, 12/01/32		550	606,891
Shelf Drilling Holdings Ltd., 8.88%, 11/15/24(a)		96	94,560
Shelf Drilling North Sea Holdings Ltd., 10.25%, 10/31/25(a)		1,419	1,421,909
Sinic Holdings Group Co. Ltd., 8.50%, 01/24/22(d)(i)(k)		1,100	11,000
Transocean Titan Financing Ltd., 8.38%, 02/01/28(a)		424	433,010

Security	Par (000)		Value

Cayman Islands (continued)
Transocean, Inc., 8.75%, 02/15/30(a)	USD	450	$456,750
Vantage Drilling International, 9.50%, 02/15/28(a)		1,352	1,327,488

			7,247,266

Chile — 0.0%
Empresa Nacional del Petroleo, 6.15%, 05/10/33		200	199,438
Engie Energia Chile SA, 3.40%, 01/28/30(i)		395	326,420
Kenbourne Invest SA, 6.88%, 11/26/24(a)		300	260,394

			786,252

China — 0.0%
China Aoyuan Group Ltd., 8.50%, 01/23/22(d)(i)(k)		359	19,745
Fantasia Holdings Group Co. Ltd., 11.75%, 04/17/22(d)(i)(k)		520	31,200
Fortune Star BVI Ltd., 5.05%, 01/27/27(i)		200	134,500
RKPF Overseas Ltd., Series 2020-A, 5.20%, 01/12/26(i)		200	104,250
Sinic Holdings Group Co. Ltd., 10.50%, 12/31/79(d)(k)		200	2,000

			291,695

Colombia — 0.1%
Ecopetrol SA 4.13%, 01/16/25		455	435,640
8.88%, 01/13/33		439	432,755
5.88%, 05/28/45		342	232,098
Millicom International Cellular SA, 5.13%, 01/15/28(i)		337	294,270
SURA Asset Management SA, 4.88%, 04/17/24(i)		530	522,050

			1,916,813

Dominican Republic — 0.0%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(a)		272	261,770

France — 0.2%
BNP Paribas SA(i) 3.38%, 01/23/26	GBP	100	116,726
1.88%, 12/14/27		100	103,486
Sabena Technics Sas, (Acquired 10/28/22, Cost: $2,351,904), 8.60%, 09/30/29(c)(e)	EUR	2,397	2,615,607
Societe Generale SA, 1.88%, 10/03/24(i)	GBP	100	119,502
TotalEnergies Capital International SA, 1.66%, 07/22/26(i)		100	111,900

			3,067,221

Germany — 0.4%
Adler Pelzer Holding GmbH, 9.50%, 04/01/27	EUR	1,825	1,839,593
APCOA Parking Holdings GmbH, (3-mo. EURIBOR + 5.00%), 8.18%, 01/15/27(a)(b)		852	904,335
Douglas GmbH, 6.00%, 04/08/26(a)		702	700,528
Lanxess AG, 10.25%, 03/31/31(c)		2,900	3,113,058

			6,557,514

Hong Kong(d)(k) — 0.0%
Yango Justice International Ltd. 10.25%, 09/15/22	USD	1,200	12,000
7.50%, 04/15/24(i)		2,000	20,000

			32,000

16	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Capital Allocation Term Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

India(i) — 0.0%
ReNew Power Pvt Ltd., 5.88%, 03/05/27	USD	200	$186,602
Vedanta Resources Finance II PLC, 13.88%, 01/21/24		200	182,074

			368,676

Indonesia(i) — 0.1%
Freeport Indonesia PT, 4.76%, 04/14/27		551	530,492
Medco Oak Tree Pte. Ltd., 7.38%, 05/14/26		300	294,843
Pertamina Persero PT, 3.65%, 07/30/29		354	326,572
Theta Capital Pte. Ltd., 8.13%, 01/22/25		200	166,246

			1,318,153

Isle of Man — 0.0%
AngloGold Ashanti Holdings PLC, 3.75%, 10/01/30		300	255,711

Israel — 0.0%
Energean Israel Finance Ltd., 8.50%, 09/30/33(l)		507	505,694
Leviathan Bond Ltd., 6.75%, 06/30/30(a)(i)		406	376,703

			882,397

Italy(a) — 0.3%
Forno d’Asolo SpA, (3-mo. EURIBOR + 5.50%), 9.10%, 04/30/27(b)	EUR	3,040	2,950,693
Marcolin SpA, 6.13%, 11/15/26		928	903,776
Shiba Bidco SpA, 4.50%, 10/31/28		1,882	1,812,336

			5,666,805

Japan — 0.2%
Rakuten Group, Inc., 10.25%, 11/30/24(a)	USD	605	595,918
Takeda Pharmaceutical Co. Ltd., 2.05%, 03/31/30		3,300	2,742,467

			3,338,385

Jersey — 0.1%
Aptiv PLC/Aptiv Corp., 3.25%, 03/01/32		3,000	2,568,475

Luxembourg — 0.1%
Atento Luxco 1 SA, 8.00%, 02/10/26(a)		202	31,805
EIG Pearl Holdings SARL, 3.55%, 08/31/36(a)		517	439,765
Herens Midco SARL, 5.25%, 05/15/29(a)	EUR	1,006	627,912
MC Brazil Downstream Trading SARL 7.25%, 06/30/31(a)	USD	387	257,761
7.25%, 06/30/31(i)		193	128,880
Sani/Ikos Financial Holdings 1 SARL, 5.63%, 12/15/26(a)	EUR	718	720,020

			2,206,143

Macau — 0.0%
MGM China Holdings Ltd., 5.88%, 05/15/26(i)	USD	250	238,040

Mauritius — 0.1%
CA Magnum Holdings, 5.38%, 10/31/26(i)		200	178,632
Diamond II Ltd., 7.95%, 07/28/26(a)		270	264,975
HTA Group Ltd., 7.00%, 12/18/25(a)		467	441,226
India Green Energy Holdings, 5.38%, 04/29/24(a)		281	274,678

			1,159,511

Mexico — 0.2%
Axtel SAB de CV, 6.38%, 11/14/24(a)		620	626,944
Braskem Idesa SAPI, 6.99%, 02/20/32(a)		366	234,240
Comision Federal de Electricidad, 4.88%, 01/15/24		539	532,678
Grupo KUO SAB De CV, 5.75%, 07/07/27(a)		321	282,644
Petroleos Mexicanos 4.25%, 01/15/25		248	233,688
6.50%, 03/13/27		547	485,462
8.75%, 06/02/29		533	478,001
5.95%, 01/28/31		652	475,067

Security	Par (000)		Value

Mexico (continued)
Petroleos Mexicanos (continued) 6.70%, 02/16/32	USD	612	$464,477
6.38%, 01/23/45		85	51,892
Tierra Mojada Luxembourg II SARL, 5.75%, 12/01/40		307	261,477
Trust Fibra Uno, 5.25%, 01/30/26(a)		271	262,244

			4,388,814

Morocco — 0.0%
OCP SA, 3.75%, 06/23/31(i)		231	190,848

MultiNational — 0.1%
Connect Finco SARL/Connect U.S. Finco LLC, 6.75%, 10/01/26(a)		1,500	1,456,975

Netherlands — 0.3%
Braskem Netherlands Finance BV 4.50%, 01/31/30(i)		305	260,760
7.25%, 02/13/33(a)		450	440,021
Cooperatieve Rabobank UA, (1-year UK Government Bond + 1.05%), 1.88%, 07/12/28(b)(i) .	GBP	100	106,281
ING Groep NV, 3.00%, 02/18/26(i)		100	115,371
MEGlobal BV 4.25%, 11/03/26(i)	USD	297	284,594
2.63%, 04/28/28(i)		253	220,262
2.63%, 04/28/28(a)		205	178,473
Metinvest BV(i) 8.50%, 04/23/26		230	155,250
7.65%, 10/01/27		200	125,872
NXP BV/NXP Funding LLC/NXP USA, Inc., 3.40%, 05/01/30		3,260	2,883,275
Vivo Energy Investments BV, 5.13%, 09/24/27(a)		493	444,173
Volkswagen Financial Services NV, 1.88%, 12/03/24(i)	GBP	100	118,677

			5,333,009

Oman — 0.0%
OQ SAOC, 5.13%, 05/06/28(a)	USD	342	323,597

Panama — 0.0%
Aeropuerto Internacional de Tocumen SA, 5.13%, 08/11/61(a)		200	153,768
AES Panama Generation Holdings SRL, 4.38%, 05/31/30(i)		252	214,911

			368,679

Peru — 0.0%
Inkia Energy Ltd., 5.88%, 11/09/27(i)		238	226,019

Singapore — 0.2%
Pfizer Investment Enterprises Pte. Ltd. 4.45%, 05/19/26		1,840	1,817,739
4.75%, 05/19/33		1,867	1,859,965
Puma International Financing SA, 5.13%, 10/06/24(a)		585	567,450

			4,245,154

South Africa — 0.0%
Sasol Financing USA LLC, 6.50%, 09/27/28		400	357,800

Spain(i) — 0.1%
AI Candelaria Spain SA, 7.50%, 12/15/28		264	246,529

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	17

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Capital Allocation Term Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Spain (continued)
Banco Santander SA, (1-year UK Government Bond + 1.80%), 3.13%, 10/06/26(b)	GBP	400	$459,923
Telefonica Emisiones SA, 5.38%, 02/02/26		200	246,179

			952,631

Sweden — 0.1%
Swedbank AB, (1-year UK Government Bond + 1.00%), 1.38%, 12/08/27(b)(i)		100	105,338
Verisure Holding AB 3.25%, 02/15/27(i)	EUR	751	727,225
7.13%, 02/01/28(a)		414	452,433
Verisure Midholding AB, 5.25%, 02/15/29(i)		751	708,860

			1,993,856

Switzerland(b) — 0.2%
UBS Group AG
(1-year CMT + 0.83%), 1.01%, 07/30/24(a)	USD	1,697	1,689,936
(1-year EUR Swap + 0.77%), 0.65%, 01/14/28(i)	EUR	2,200	2,060,714

			3,750,650

Ukraine — 0.0%
VF Ukraine PAT via VFU Funding PLC, 6.20%, 02/11/25(i)	USD	334	247,160

United Arab Emirates — 0.1%
Abu Dhabi National Energy Co. PJSC, 4.38%, 01/24/29		218	214,458
DP World Salaam, (5-year CMT + 5.75%), 6.00%(b)(i)(m)		352	348,086
MAF Sukuk Ltd., 4.64%, 05/14/29(i)		327	318,671
MDGH GMTN RSC Ltd., 4.38%, 11/22/33		577	556,805

			1,438,020

United Kingdom — 0.6%
Avianca Midco 2 PLC, 9.00%, 12/01/28(a)		418	348,977
Barclays PLC(i) 3.00%, 05/08/26	GBP	100	113,335
3.25%, 02/12/27		100	111,244
BCP V Modular Services Finance II PLC, 6.13%, 11/30/28(a)		2,355	2,467,450
BCP V Modular Services Finance PLC, 6.75%, 11/30/29(a)	EUR	3,137	2,584,437
BG Energy Capital PLC, 5.13%, 12/01/25(i)	GBP	200	247,157
CK Hutchison International 23 Ltd., 4.75%, 04/21/28 .	USD	308	304,593
Deuce Finco PLC, 5.50%, 06/15/27(a)	GBP	1,634	1,758,714
HSBC Holdings PLC, (1-day SONIA + 1.31%), 1.75%, 07/24/27(b)		100	108,162
Informa PLC, 3.13%, 07/05/26(i)		100	114,130
Inspired Entertainment Financing PLC, 7.88%, 06/01/26(a)		675	814,387
Kane Bidco Ltd.(a) 5.00%, 02/15/27	EUR	615	628,227
6.50%, 02/15/27	GBP	699	793,286
Lloyds Banking Group PLC, 2.25%, 10/16/24(i)		200	240,219
NatWest Group PLC(b)(i)
(1-year GBP Swap + 1.49%), 2.88%, 09/19/26		100	115,113
(1-year GBP Swap + 2.01%), 3.13%, 03/28/27		100	113,745
Santander U.K. Group Holdings PLC, 3.63%, 01/14/26(i)		100	115,976
Vedanta Resources Finance II PLC, 8.95%, 03/11/25(a)	USD	200	150,938

			11,130,090

Security	Par (000)		Value

United States — 10.2%
AbbVie, Inc., 3.20%, 11/21/29	USD	3,265	$2,952,462
Affinity Interactive, 6.88%, 12/15/27(a)		1,000	879,997
Alexandria Real Estate Equities, Inc., 2.95%, 03/15/34		2,370	1,869,276
Allegiant Travel Co., 8.50%, 02/05/24(a)		5,000	4,987,500
American Tower Corp. 5.25%, 07/15/28		1,655	1,635,390
2.70%, 04/15/31		3,010	2,495,976
Amgen, Inc. 5.50%, 12/07/26(i)	GBP	100	123,522
4.05%, 08/18/29	USD	3,355	3,180,995
Amkor Technology, Inc., 6.63%, 09/15/27(a)		350	350,660
Anheuser-Busch InBev Worldwide, Inc., 3.50%, 06/01/30		3,045	2,831,503
Astrazeneca Finance LLC, 4.88%, 03/03/28		2,740	2,738,423
AT&T, Inc. 2.90%, 12/04/26	GBP	200	225,940
5.50%, 03/15/27(i)		100	122,012
Bank of America Corp., (1-day SOFR + 1.53%), 1.90%, 07/23/31(b)	USD	3,340	2,659,812
Bank of New York Mellon Corp., (1-day SOFR Index + 2.07%), 5.83%, 10/25/33(b)		2,285	2,382,233
Baxter International, Inc., 2.54%, 02/01/32		2,830	2,292,365
Broadcom, Inc., 3.42%, 04/15/33(a)		2,615	2,186,816
California Resources Corp., 7.13%, 02/01/26(a)		583	585,915
Calumet Specialty Products Partners LP/Calumet Finance Corp., 9.75%, 07/15/28		2,075	2,041,281
Carrols Restaurant Group, Inc., 5.88%, 07/01/29(a)		220	181,062
Cinemark Holdings, Inc., 4.50%, 08/15/25(n)		4,035	5,505,354
Citigroup, Inc., 1.75%, 10/23/26	GBP	200	218,607
Civitas Resources, Inc., 8.38%, 07/01/28(a)	USD	3,402	3,440,443
Cloud Software Group, Inc., 6.50%, 03/31/29(a)		200	178,076
CSC Holdings LLC, 5.25%, 06/01/24		335	311,564
CVS Health Corp., 1.88%, 02/28/31		2,285	1,814,865
DAE Funding LLC, 1.55%, 08/01/24(i)		332	313,723
Earthstone Energy Holdings LLC, 9.88%, 07/15/31		1,295	1,280,043
Ecolab, Inc., 4.80%, 03/24/30		2,000	2,001,762
Emerald Debt Merger Sub LLC, 6.63%, 12/15/30(a)		1,033	1,023,961
Equinix, Inc., 2.90%, 11/18/26		1,990	1,824,617
EquipmentShare.com, Inc., 9.00%, 05/15/28		3,760	3,649,916
Flyr Convertible Notes, 8.00%, 08/10/27(c)		2,276	2,296,653
Flyr Secured Notes, 10.00%, 05/10/27(c)		1,131	1,048,712
Forestar Group, Inc., 5.00%, 03/01/28(a)		2,600	2,385,016
Fortrea Holdings, Inc., 7.50%, 07/01/30(a)		176	180,219
Freed Corp., 10.00%, 12/07/23(c)		5,626	5,337,944
Freedom Mortgage Corp.(a) 8.13%, 11/15/24		1,409	1,395,905
8.25%, 04/15/25		874	852,160
FreeWire Technologies, Inc., 15.27%, 04/26/25(c)		2,432	2,423,013
Frontier Communications Holdings LLC(a) 5.88%, 10/15/27		1,003	920,514
8.75%, 05/15/30		1,000	977,374
8.63%, 03/15/31		745	721,017
Frontier Florida LLC, Series E, 6.86%, 02/01/28		760	672,600
Full House Resorts, Inc., 8.25%, 02/15/28(a)		230	215,275
Gen Digital, Inc.(a) 6.75%, 09/30/27		120	119,662
7.13%, 09/30/30		705	706,180
General Mills, Inc., 2.88%, 04/15/30		3,210	2,850,639
General Motors Co., 5.60%, 10/15/32		1,265	1,223,855

18	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Capital Allocation Term Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
Goldman Sachs Group, Inc. 7.25%, 04/10/28	GBP	100	$129,936
(1-day SOFR + 1.09%), 1.99%, 01/27/32(b)	USD	3,150	2,479,758
GoTo Group, Inc., 5.50%, 09/01/27(a)		1,675	921,458
HCA, Inc. 3.50%, 09/01/30		132	115,705
3.63%, 03/15/32(a)		2,120	1,840,178
Home Depot, Inc., 1.38%, 03/15/31		3,020	2,385,116
Homes By West Bay LLC, 9.50%, 04/30/27(c)		5,256	4,861,800
Howard Hughes Corp.(a) 4.13%, 02/01/29		1,002	828,894
4.38%, 02/01/31		1,102	879,440
Howmet Aerospace, Inc., 6.88%, 05/01/25		115	116,829
JPMorgan Chase & Co., (1-day SONIA + 0.68%), 0.99%, 04/28/26(b)(i)	GBP	200	229,779
Kraft Heinz Foods Co., 3.75%, 04/01/30	USD	3,150	2,923,212
Lessen, Inc., 13.10%, 01/05/28(c)		1,902	1,768,853
Lightning eMotors, Inc., 7.50%, 05/15/24(a)(n)		945	510,300
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29(a)		882	638,744
Lowe’s Cos., Inc., 2.63%, 04/01/31		2,960	2,499,378
Mauser Packaging Solutions Holding Co., 7.88%, 08/15/26(a)		2,240	2,225,459
MCM Trust, 2.50%, 09/25/31(c)(o)		3,511	3,366,864
Merck & Co., Inc., 2.15%, 12/10/31		1,360	1,126,815
Morgan Stanley, (1-day SOFR + 1.02%), 1.93%, 04/28/32(b)		3,055	2,384,823
Nationstar Mortgage Holdings, Inc.(a) 6.00%, 01/15/27		242	225,129
5.50%, 08/15/28		1,128	988,066
5.75%, 11/15/31		488	400,865
Newmont Corp., 2.60%, 07/15/32		2,720	2,222,403
NRG Energy, Inc., 7.00%, 03/15/33(a)		80	80,663
NVIDIA Corp., 2.00%, 06/15/31		2,895	2,424,609
Olympus Water U.S. Holding Corp., 9.75%, 11/15/28(a)		4,626	4,511,738
Oracle Corp., 6.15%, 11/09/29		750	781,176
Paramount Global, (5-year CMT + 4.00%), 6.38%, 03/30/62(b)		326	271,953
Parsley Energy LLC/Parsley Finance Corp., 4.13%, 02/15/28(a)		1,275	1,183,981
Pioneer Midco Notes, 10.50%, 11/18/30(c)		4,013	3,932,397
Pitney Bowes, Inc., 6.88%, 03/15/27(a)		2,080	1,540,178
Rand Parent LLC, 8.50%, 02/15/30(a)		1,043	944,283
Regal Rexnord Corp., 6.05%, 02/15/26(a)		355	355,451
Republic Services, Inc., 1.45%, 02/15/31		3,080	2,417,186
Sabre Global, Inc.(a) 9.25%, 04/15/25		158	147,351
7.38%, 09/01/25		770	683,460
11.25%, 12/15/27		823	697,492
Sasol Financing USA LLC 4.38%, 09/18/26		204	180,752
8.75%, 05/03/29(a)		543	529,425
5.50%, 03/18/31		200	156,968
Service Properties Trust, 4.35%, 10/01/24		190	182,822
SierraCol Energy Andina LLC, 6.00%, 06/15/28(i)		323	234,336
Sitio Royalties Corp., 11.74%, 09/21/26(c)		7,552	7,486,793

Security	Par (000)		Value

United States (continued)
Sonder Holdings, Inc., (13.99% PIK), 13.99%, 01/19/27(c)(j)	USD	9,658	$8,450,667
Spirit AeroSystems, Inc.(a) 7.50%, 04/15/25		640	632,390
9.38%, 11/30/29		50	53,529
Stem, Inc., 0.50%, 12/01/28(a)(n)		200	114,843
Stillwater Mining Co., 4.00%, 11/16/26(i)		495	439,342
Tap Rock Resources LLC, 7.00%, 10/01/26(a)		252	259,560
Tenet Healthcare Corp., 4.25%, 06/01/29		4,566	4,125,049
Texas Capital Bank NA, (3-mo. LIBOR US + 4.50%), 10.04%, 09/30/24(a)(b)		2,764	2,606,909
T-Mobile U.S., Inc., 2.70%, 03/15/32		2,955	2,440,920
Topaz Solar Farms LLC, 5.75%, 09/30/39(a)		74	72,273
Toyota Motor Credit Corp., 4.45%, 05/18/26		2,800	2,758,545
Union Pacific Corp., 2.40%, 02/05/30		2,000	1,738,118
United Wholesale Mortgage LLC, 5.75%, 06/15/27(a)		741	676,503
UnitedHealth Group, Inc., 4.20%, 05/15/32		2,430	2,319,828
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, 02/15/28(a)		611	606,151
Verizon Communications, Inc. 1.13%, 11/03/28	GBP	100	98,556
2.55%, 03/21/31	USD	1,500	1,252,399
Viasat, Inc., 5.63%, 04/15/27(a)		512	478,034
VICI Properties LP 5.13%, 05/15/32		1,885	1,763,689
5.63%, 05/15/52		689	613,761
VICI Properties LP/VICI Note Co., Inc., 4.63%, 06/15/25(a)		3,880	3,749,032
Walt Disney Co., 3.80%, 03/22/30		3,055	2,887,052
Waste Management, Inc., 4.15%, 04/15/32		1,875	1,786,580
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, 03/01/25(a)		1,134	1,115,671
Xerox Holdings Corp., 5.00%, 08/15/25(a)		2,120	2,001,418

			190,466,446

Total Corporate Bonds — 15.3% (Cost: $307,604,555)			286,920,673

Fixed Rate Loan Interests

United States(c) — 0.3%
AMF MF Portfolio, Term Loan, 6.69%, 11/01/28		2,975	2,956,408
OD Intermediate SUBI Holdco II LLC, Mezzanine Term Loan, 10.00%, 04/01/26		3,554	3,354,730

Total Fixed Rate Loan Interests — 0.3% (Cost: $6,391,708)			6,311,138

Floating Rate Loan Interests(b)

Belgium — 0.1%
Apollo Finco, 2021 EUR Term Loan B, (6-mo. EURIBOR + 4.85%), 8.78%, 09/29/28	EUR	2,958	2,156,878

Canada — 0.0%
Kronos Acquisition Holdings, Inc., 2021 1st Lien Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.00%), 11.38%, 12/22/26	USD	514	504,521

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	19

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Capital Allocation Term Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Jersey(c) — 0.5%
Vita Global Finco Ltd.
EUR Term Loan B, (6-mo. EURIBOR + 7.00%), 10.72%, 07/06/27	EUR	4,846	$4,931,123
GBP Incremental Term Loan, (1-day SONIA + 7.00%), 10.93%, 07/06/27	GBP	2,967	3,523,164

			8,454,287

Luxembourg — 0.3%
Euro Parfums FZE, Term Loan B, 06/23/28(p)		724	702,280
Luxembourg Life Fund II, Absolute Return Fund III(c)
2021 1st Lien Delayed Draw Term Loan, (3-mo. CME Term SOFR + 9.25%), 14.75%, 05/27/26 .	USD	437	440,795
2021 1st Lien Term Loan, (1-mo. CME Term SOFR + 9.25%), 14.27%, 05/27/26		2,816	2,839,947
Speed Midco 3 SARL, EUR Term Loan B1, (3-mo. EURIBOR + 6.40%), 10.00%, 04/26/29	EUR	1,931	2,090,917

			6,073,939

Netherlands — 0.1%
Cypher Bidco BV, EUR Term Loan, (6-mo. EURIBOR + 4.50%), 8.10%, 03/01/28(c)		1,828	1,857,342

United States — 4.7%
Alorica, Inc., 2022 Term Loan, (1-mo. CME Term SOFR at 1.50% Floor + 6.88%), 11.98%, 12/21/27(c)	USD	3,328	3,286,775
Altar Bidco, Inc., 2021 2nd Lien Term Loan, (12-mo. CME Term SOFR at 0.50% Floor + 5.60%), 10.51%, 02/01/30		2,050	1,800,167
American Auto Auction Group, LLC, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 5.00%), 10.24%, 12/30/27(c)		466	433,038
American Rock Salt Co. LLC, 2021 Term Loan, (1- mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.22%, 06/09/28		426	397,910
Bally’s Corp., 2021 Term Loan B, (1-mo. LIBOR US at 0.50% Floor + 3.25%), 8.40%, 10/02/28		2,461	2,401,763
City Brewing Co. LLC, Closing Date Term Loan, (3-mo. LIBOR US at 0.75% Floor + 3.50%), 8.76%, 04/05/28		697	449,649
CML Hyatt Lost Pines, Term Loan, (1-mo. LIBOR US + 3.43%), 8.54%, 09/09/26(c)		5,000	4,900,449
CML La Quinta Resort, Term Loan, (3-mo. LIBOR US + 3.20%), 8.75%, 12/09/26(c)		6,800	6,605,843
CML ST Regis Aspen, Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 2.90%), 8.05%, 02/09/27(c)		4,901	4,719,860
Conair Holdings LLC, Term Loan B, (3-mo. LIBOR US at 0.50% Floor + 3.75%), 9.29%, 05/17/28		418	392,754
ConnectWise LLC, 2021 Term Loan B, (1-mo. LIBOR US at 0.50% Floor + 3.50%), 8.69%, 09/29/28		786	763,922
Digital Room Holdings, Inc., 2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 5.25%), 10.45%, 12/21/28		972	869,672
DirecTV Financing LLC, Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 5.00%), 10.22%, 08/02/27		1,494	1,458,509

Security	Par (000)		Value

United States (continued)
DS Parent, Inc., Term Loan, (6-mo. CME Term SOFR at 0.75% Floor + 5.75%), 11.34%, 12/10/28	USD	1,456	$1,412,272
ECL Entertainment LLC, Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 7.50%), 12.72%, 05/01/28		3,981	3,990,727
EIS Group, Inc., Term Loan, (3-mo. CME Term SOFR + 7.00%), 12.07%, 05/01/28(c)		3,734	3,673,211
Emerald Electronics Manufacturing Services, Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 6.25%), 11.66%, 12/29/27(c)		1,145	1,087,809
Galaxy Universal LLC, 1st Lien Term Loan, (3-mo. LIBOR US at 1.00% Floor + 5.75%), 10.98%, 11/12/26(c)		13,125	12,665,360
GoTo Group, Inc., Term Loan B, (1-mo. LIBOR US + 4.75%), 9.94%, 08/31/27		1,963	1,220,651
Green Plains Operating Co. LLC, Term Loan, (3-mo. LIBOR US + 8.00%), 10.51%, 07/20/26(c)		7,098	7,142,717
Herschend Entertainment Co. LLC, 2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 8.97%, 08/27/28		388	388,385
Hydrofarm Holdings LLC, 2021 Term Loan, (1-mo. LIBOR US at -4.50% Floor + 5.50%), 10.72%, 09/27/28(c)		1,907	1,563,707
IPS Corp.
2021 Delayed Draw Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.00%, 10/02/28		44	1,326
2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 8.95%, 10/02/28		253	233,465
J&J Ventures Gaming LLC, Term Loan, (3-mo. LIBOR US at 0.75% Floor + 4.00%), 9.54%, 04/26/28		1,426	1,408,478
Jack Ohio Finance LLC, Term Loan, (1-mo. LIBOR US at 0.75% Floor + 4.75%), 9.97%, 10/04/28		565	543,923
Maverick Gaming LLC, Term Loan B, (3-mo. LIBOR US at 1.00% Floor + 7.50%), 12.98%, 09/03/26		930	711,467
Medical Solutions Holdings, Inc., 2021 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 7.00%), 12.36%, 11/01/29		1,052	929,705
Medline Borrower LP, USD Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.47%, 10/23/28		3,633	3,588,726
Naked Juice LLC, 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 6.00%), 11.34%, 01/24/30		141	111,038
Nielsen Consumer, Inc., Term Loan B, 06/03/28(p)		5,784	5,519,942
Park River Holdings, Inc., Term Loan, (6-mo. LIBOR US at 0.75% Floor + 3.25%), 8.52%, 12/28/27		1,433	1,371,640
Profrac Services LLC, 2022 Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 7.25%), 12.78%, 03/04/25		1,533	1,533,336
Quartz Acquireco LLC, Term Loan B, 06/28/30(c)(p)		175	174,781
Redstone Holdco 2 LP
2021 2nd Lien Term Loan, (3-mo. LIBOR US at 0.75% Floor + 7.75%), 13.04%, 04/27/29		620	378,200
2021 Term Loan, (3-mo. LIBOR US at 0.75% Floor + 4.75%), 10.01%, 04/27/28		2,612	2,166,450

20	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Capital Allocation Term Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
Roper Industrial Products Investment Co., USD Term Loan, (3-mo. CME Term SOFR + 4.50%), 9.74%, 11/22/29	USD	1,888	$1,878,826
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, (1-mo. LIBOR US at 0.75% Floor + 4.00%), 9.19%, 03/16/27		853	839,235
Signal Parent, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.50%), 8.70%, 04/03/28 .		2,836	2,287,625
Sunset Debt Merger Sub, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.22%, 10/06/28		543	438,030
Triton Water Holdings, Inc., Term Loan, (3-mo. CME Term SOFR at 0.50% Floor), 5.24%, 03/31/28		1,170	1,129,312
Vaco Holdings LLC, 2022 Term Loan, (3-mo. CME Term SOFR + 5.00%), 10.59%, 01/21/29		1,148	1,045,868

			87,916,523

Total Floating Rate Loan Interests — 5.7% (Cost: $112,827,213)			106,963,490

Foreign Agency Obligations

Bahrain(i) — 0.0%
Bahrain Government International Bond 5.45%, 09/16/32		257	228,913
7.50%, 09/20/47		257	232,870

			461,783

Brazil — 0.5%
Brazil Letras do Tesouro Nacional, 0.00%, 07/01/24(o)(q)		54,542	10,207,871

Chile — 0.0%
Chile Government International Bond, 4.34%, 03/07/42		478	424,082

Colombia — 0.1%
Colombia Government International Bond 3.88%, 04/25/27		710	642,742
3.13%, 04/15/31		1,450	1,095,141
8.00%, 04/20/33		524	532,777

			2,270,660

Costa Rica — 0.0%
Costa Rica Government International Bond, 6.55%, 04/03/34(i)		226	226,429

Dominican Republic — 0.1%
Dominican Republic International Bond 5.95%, 01/25/27(i)		717	701,097
4.50%, 01/30/30(a)		720	629,266
7.05%, 02/03/31(a)		360	358,603
4.88%, 09/23/32(a)		548	466,353

			2,155,319

Egypt — 0.0%
Egypt Government International Bond, 8.50%, 01/31/47(a)		400	211,848

Guatemala — 0.1%
Guatemala Government Bond 5.25%, 08/10/29(a)		277	263,405
3.70%, 10/07/33(i)		596	479,476

Security	Par (000)	Value

Guatemala (continued)
Guatemala Government Bond (continued) 6.60%, 06/13/36	230	$231,495
4.65%, 10/07/41(a)	551	439,847

		1,414,223

Hungary — 0.0%
Hungary Government International Bond 5.38%, 03/25/24	162	161,352
5.25%, 06/16/29(a)	389	377,859

		539,211

Ivory Coast(i) — 0.1%
Ivory Coast Government International Bond 6.38%, 03/03/28	818	786,515
5.88%, 10/17/31	153	139,360

		925,875

Jordan — 0.0%
Jordan Government International Bond, 4.95%, 07/07/25(i)	200	193,262

Mexico — 0.1%
Mexico Government International Bond 2.66%, 05/24/31	946	784,944
4.88%, 05/19/33	366	349,215
6.35%, 02/09/35	220	230,784
6.34%, 05/04/53	200	203,600

		1,568,543

Morocco(a) — 0.0%
Morocco Government International Bond 2.38%, 12/15/27	303	264,246
5.95%, 03/08/28	200	201,670

		465,916

Nigeria — 0.0%
Nigeria Government International Bond, 8.38%, 03/24/29(a)	553	496,638

Oman(i) — 0.1%
Oman Government International Bond 6.50%, 03/08/47	439	407,919
6.75%, 01/17/48	527	505,145

		913,064

Panama — 0.1%
Panama Government International Bond 3.88%, 03/17/28	429	405,791
9.38%, 04/01/29	200	240,076
3.16%, 01/23/30	439	384,007
6.40%, 02/14/35	374	388,994
6.85%, 03/28/54	401	416,398

		1,835,266

Paraguay — 0.0%
Paraguay Government International Bond 5.60%, 03/13/48(i)	329	288,352
5.40%, 03/30/50(a)	338	289,527

		577,879

Peru — 0.1%
Corp. Financiera de Desarrollo SA, 4.75%, 07/15/25(i)	406	396,353
Peruvian Government International Bond 2.78%, 01/23/31	250	214,053

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	21

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Capital Allocation Term Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Peru (continued)
Peruvian Government International Bond (continued) 1.86%, 12/01/32	850	$652,749
3.00%, 01/15/34	200	165,386

		1,428,541

Poland — 0.1%
Republic of Poland Government International Bond 4.88%, 10/04/33	220	215,464
4.25%, 02/14/43(i)	294	314,663
5.50%, 04/04/53	348	349,350

		879,477

Romania — 0.1%
Romanian Government International Bond 5.25%, 11/25/27(a)	414	403,662
2.88%, 03/11/29(i)	473	447,879
2.50%, 02/08/30(i)	503	451,372
2.12%, 07/16/31(i)	690	568,634

		1,871,547

Saudi Arabia — 0.1%
Saudi Government International Bond 2.25%, 02/02/33(i)	414	333,154
5.00%, 01/18/53(a)	1,058	978,703

		1,311,857

Senegal — 0.0%
Senegal Government International Bond, 6.25%, 05/23/33(i)	278	231,880

South Africa — 0.1%
Republic of South Africa Government International Bond
5.88%, 04/20/32	680	602,249
5.00%, 10/12/46	706	468,282

		1,070,531

Spain(a)(i) — 2.2%
Spain Government Bond 0.50%, 10/31/31	1,487	1,296,525
2.55%, 10/31/32	17,348	17,733,607
3.15%, 04/30/33	14,633	15,645,629
3.90%, 07/30/39	2,343	2,610,742
2.90%, 10/31/46	2,252	2,123,592
3.45%, 07/30/66	2,440	2,410,387

		41,820,482

Sri Lanka — 0.0%
Sri Lanka Government International Bond, 5.75%, 04/18/23(d)(k)	300	131,634

Ukraine(d)(k) — 0.0%
Ukraine Government International Bond 7.75%, 09/01/25(i)	261	65,485
8.99%, 02/01/26(i)	767	190,499
7.25%, 03/15/35(a)	644	147,328

		403,312

Security	Par (000)		Value

United Kingdom — 0.2%
United Kingdom Gilt, 0.50%, 10/22/61(i)		9,102	$3,660,901

Total Foreign Agency Obligations — 4.1% (Cost: $82,434,895)			77,698,031

	Shares

Investment Companies

United States — 1.3%
iShares iBoxx $ Investment Grade Corporate Bond ETF(r)		66,540	7,195,636
iShares JP Morgan USD Emerging Markets Bond ETF(r)		131,768	11,403,203
iShares MSCI Brazil ETF(r)		23,271	754,679
iShares Russell 2000 ETF(r)		9,800	1,835,246
iShares Russell Mid-Cap Growth ETF(r)		3,986	385,167
VanEck J. P. Morgan EM Local Currency Bond ETF		87,582	2,238,596
VanEck Semiconductor ETF(d)		5,362	816,364

Total Investment Companies — 1.3% (Cost: $24,695,212)			24,628,891

	Par (000)

Municipal Bonds

Puerto Rico(b) — 0.2%
Commonwealth of Puerto Rico, GO
0.00%, 11/01/43	USD	420	212,139
0.00%, 11/01/51		4,668	1,944,618
Commonwealth of Puerto Rico, RB, 0.00%, 11/01/51		1,977	691,909

Total Municipal Bonds — 0.2% (Cost: $2,973,196)			2,848,666

Non-Agency Mortgage-Backed Securities

United States — 5.2%
Ajax Mortgage Loan Trust(a) Series 2021-G, Class A, 1.88%, 06/25/61(b)		4,738	4,375,834
Series 2021-G, Class B, 3.75%, 06/25/61(b)		705	633,118
Series 2021-G, Class C, 0.00%, 06/25/61		1,274	1,309,394
BAMLL Commercial Mortgage Securities Trust(a)(b)
Series 2017-SCH, Class AL, (1-mo. LIBOR US + 0.90%), 6.09%, 11/15/32		2,000	1,687,856
Series 2018-DSNY, Class D, (1-mo. LIBOR US + 1.70%), 6.89%, 09/15/34		2,000	1,975,932
BFLD Trust, (1-mo. LIBOR US + 3.70%), 8.89%, 10/15/35(a)(b)		790	280,583
BX Commercial Mortgage Trust(a)(b)
Series 2020-VIV3, Class B, 3.66%, 03/09/44		1,600	1,342,993
Series 2020-VKNG, Class G, (1-mo. Term SOFR + 3.36%), 8.51%, 10/15/37		1,610	1,535,142
Series 2021-MFM1, Class G, (1-mo. Term SOFR + 4.01%), 9.16%, 01/15/34		1,610	1,509,788

22	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Capital Allocation Term Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
BX Trust, Series 2021-VIEW, Class E, (1-mo. LIBOR US + 3.60%), 8.79%, 06/15/36(a)(b)	USD	897	$807,447
Cold Storage Trust, Series 2020-ICE5, Class F, (1- mo. LIBOR US + 3.49%), 8.69%, 11/15/37(a)(b)		3,932	3,835,061
Commercial Mortgage Trust(b) Series 2015-CR25, Class C, 4.67%, 08/10/48		2,000	1,794,080
Series 2019-GC44, Class 180B, 3.51%, 08/15/57(a)		1,900	1,660,464
Credit Suisse Mortgage Capital Certificates Trust 0.81%, 02/15/24(c)		3,400	3,045,878
Series 2019-ICE4, Class F, (1-mo. LIBOR US + 2.65%), 7.84%, 05/15/36(a)(b)		3,392	3,313,274
Series 2020-FACT, Class F, (1-mo. LIBOR US + 6.16%), 11.35%, 10/15/37(a)(b)		1,700	1,420,508
Series 2020-NET, Class D, 3.83%, 08/15/37(a)(b)		1,275	1,104,312
Series 2021-980M, Class E, 3.65%, 07/15/31(a)(b) .		2,410	1,724,113
Series 2021-BHAR, Class E, (1-mo. LIBOR US + 3.50%), 8.69%, 11/15/38(a)(b)		2,500	2,426,309
Csmc Trust, Series 2020-FACT, Class E, (1-mo. LIBOR US + 4.86%), 10.06%, 10/15/37(a)(b)		1,000	892,686
Deephaven Residential Mortgage Trust, Series 2021-1, Class B2, 3.96%, 05/25/65(a)(b)		1,550	1,169,933
FREMF 2018-KW05 Trust, Series 2018-W5FX, Class CFX, 3.79%, 04/25/28(a)(b)		437	359,936
GS Mortgage Securities Corp. Trust, Series 2021-IP, Class E, (1-mo. LIBOR US + 3.55%), 8.74%, 10/15/36(a)(b)		1,540	1,369,668
Imperial Fund Mortgage Trust, Series 2020-NQM1, Class B1, 4.00%, 10/25/55(a)(b)		3,602	2,907,591
JP Morgan Mortgage Trust(a)(b)
Series 2021-1, Class A3X, 0.50%, 06/25/51		50,504	1,292,520
Series 2021-1, Class AX1, 0.13%, 06/25/51		204,943	1,096,958
Series 2021-1, Class AX4, 0.40%, 06/25/51		13,087	267,799
Series 2021-1, Class B4, 3.03%, 06/25/51		813	534,374
Series 2021-1, Class B5, 3.03%, 06/25/51		976	609,300
Series 2021-1, Class B6, 2.91%, 06/25/51		1,536	462,126
Series 2021-4, Class B4, 2.90%, 08/25/51		1,214	788,551
Series 2021-4, Class B5, 2.90%, 08/25/51		911	551,143
Series 2021-4, Class B6, 2.90%, 08/25/51		2,203	606,534
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-2A, Class M2, (1-mo. LIBOR US + 0.60%), 5.75%, 06/25/37(a)(b)		2,735	2,150,552
MCM Trust, 3.00%, 08/25/28(c)		2,382	1,535,499
MED Trust, Series 2021-MDLN, Class G, (1-mo. LIBOR US + 5.25%), 10.44%, 11/15/38(a)(b)		4,923	4,609,458
MSCG Trust, Series 2018-SELF, Class F, (1-mo. LIBOR US + 3.05%), 8.24%, 10/15/37(a)(b)		2,742	2,641,634
New Residential Mortgage Loan Trust(a)(b) Series 2019-RPL2, Class B3, 4.00%, 02/25/59		9,329	5,908,394
Series 2021-NQ1R, Class B1, 3.53%, 07/25/55		1,370	979,716
Series 2021-NQ1R, Class B2, 4.33%, 07/25/55		1,022	740,722
One New York Plaza Trust, Series 2020-1NYP, Class D, (1-mo. LIBOR US + 2.75%), 7.94%, 01/15/36(a)(b)		630	483,911
Seasoned Credit Risk Transfer Trust, Series 2020-3, Class BXS, 7.35%, 05/25/60(a)(b)		7,639	3,417,551
Seasoned Loans Structured Transaction Trust(a)(b) Series 2020-2, Class M1, 4.75%, 09/25/60		5,000	4,784,482
Series 2020-3, Class M1, 4.75%, 04/26/60		7,524	7,269,810

Security	Par (000)		Value

United States (continued)
Starwood Mortgage Residential Trust, Series 2020- INV, Class B2, 4.26%, 11/25/55(a)	USD	1,225	$927,847
TVC DSCR(c)
0.00%, 02/01/51		1,323	1,153,208
2.38%, 02/01/51		5,291	4,925,370
Verus Securitization Trust(a)(b)
Series 2020-5, Class B1, 3.71%, 05/25/65		2,400	1,944,270
Series 2020-5, Class B2, 4.71%, 05/25/65		1,400	1,162,205
Series 2021-R2, Class B1, 3.25%, 02/25/64		2,735	1,922,677
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-OA6, Class 1A, (12-mo. MTA + 0.81%), 4.79%, 07/25/47(b)		1,177	954,580
Wells Fargo Commercial Mortgage Trust, Series 2019-C50, Class XA, 1.58%, 05/15/52(b)		23,006	1,299,793

Total Non-Agency Mortgage-Backed Securities — 5.2% (Cost: $109,761,434)			97,502,884

	Benefical Interest (000)

Other Interests

Canada — 0.3%
Sprott Private Resource Streaming(c)(s)	USD	4,640	5,057,600

Total Other Interests — 0.3% (Cost: $4,681,796)			5,057,600

	Par (000)

Preferred Securities

Capital Trust — 0.0%

Mexico — 0.0%
Banco Mercantil del Norte SA, 6.75%(a)(b)(m)	USD	501	480,379

			480,379

	Shares

Preferred Stocks — 3.8%

China — 0.4%
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $4,390,747)(c)(e)		40,071	7,044,645

Finland — 0.2%
Aiven, Series D(c)		37,890	3,343,792

Germany — 0.5%
Dr Ing hc F Porsche AG(a)		40,630	5,047,411
Volocopter GmbH, Series D-2, (Acquired 03/03/21, Cost: $4,145,649)(c)(e)		780	5,024,887

			10,072,298

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	23

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Capital Allocation Term Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Shares	Value

Israel(c)(e) — 0.2%
Deep Instinct Ltd.
Series D-2, (Acquired 03/19/21, Cost: $2,130,236)	350,490	$2,558,577
Series D-4, (Acquired 09/20/22, Cost: $2,188,898)	310,467	2,266,409

		4,824,986

Sweden — 0.0%
Volta, Series C, (Acquired 02/22/22, Cost: $322,254)(c)(e)	2,732	355,623

United Kingdom — 0.1%
10X Future Technologies Holdings Ltd., Series D, (Acquired 05/13/21, Cost: $4,334,124)(c)(e)	114,500	1,608,289

United States(c) — 2.4%
Breeze Aviation Group, Inc., Series B, (Acquired 07/30/21, Cost: $3,044,600)(e)	5,637	1,985,577
Cap Hill Brands	1,185,824	1,790,594
Caresyntax, Inc., Series C-2	12,214	1,261,593
Clarify Health	345,315	2,472,455
Databricks, Inc., Series G, (Acquired 02/01/21, Cost: $2,392,693)(e)	40,470	2,248,108
Dream Finders Homes, Inc., 9.00%, 12/31/49	10,172	9,243,805
Exo Imaging, Inc., Series C, (Acquired 06/24/21, Cost: $1,482,935)(e)	253,147	708,812
GM Cruise Holdings LLC, Series G, (Acquired 03/25/21, Cost: $1,886,159)(e)	71,581	1,217,593
Jumpcloud, Inc.(e) Series E-1, (Acquired 10/30/20, Cost: $2,052,443)	1,125,428	2,926,113
Series F, (Acquired 09/03/21, Cost: $443,302)	74,023	192,460
Lessen Nine GmbH
Series B	489,075	4,563,070
Series C	25,831	241,003
MNTN Digital, Inc., Series D, (Acquired 11/05/21, Cost: $1,353,207)(e)	58,924	774,851
Mythic AI, Inc., Series C, (Acquired 01/26/21, Cost: $560,518)(e)	81,588	1
Noodle Partners, Inc., Series C, (Acquired 08/26/21, Cost: $1,751,669)(e)	196,272	951,919
PsiQuantum Corp., Series D, (Acquired 05/21/21, Cost: $945,402)(e)	36,048	952,749
Relativity Space, Inc., Series E, (Acquired 05/27/21, Cost: $814,688)(e)	35,677	593,665
SambaNova Systems, Inc., Series D, (Acquired 04/09/21, Cost: $1,250,247)(e)	13,158	1,094,088
SCI PH Parent, Inc., Series F, (Acquired 02/10/23, Cost: $1,183,000), 12/31/79(e)	1,183	1,103,053
Snorkel AI, Inc., Series C, (Acquired 06/30/21, Cost: $678,934)(e)	45,203	500,397
Ursa Major Technologies, Inc.(e)
Series C, (Acquired 09/13/21, Cost: $1,732,297)	290,420	1,925,484
Series D, (Acquired 10/14/22, Cost: $235,803)	35,579	235,889

Security	Shares		Value

United States (continued)
Verge Genomics, Inc., Series B, (Acquired 11/05/21, Cost: $1,626,608)(e)		305,363	$1,813,856
Versa Networks, Inc., Series E, (Acquired 10/14/22, Cost: $4,906,958), 10/07/32(e)		1,681,498	5,263,089
Zero Mass Water, Inc., Series D, (Acquired 07/05/22, Cost: $271,491)(e)		6,628	261,342

			44,321,566

			71,571,199

Total Preferred Securities — 3.8% (Cost: $76,446,551)			72,051,578

	Par (000)

U.S. Government Sponsored Agency Securities

Commercial Mortgage-Backed Securities — 0.1%
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KL06, Class XFX, 1.47%, 12/25/29(b)	USD	18,250	1,093,861

Mortgage-Backed Securities(t) — 8.5%
Uniform Mortgage-Backed Securities 3.00%, 07/13/53		9,557	8,410,282
3.50%, 07/13/53		85,231	77,663,430
4.50%, 07/13/53		76,295	73,350,422

			159,424,134

Total U.S. Government Sponsored Agency Securities — 8.6% (Cost: $161,088,528)			160,517,995

	Shares

Warrants

Cayman Islands — 0.0%
Lavoro Ltd., Class A, (Issued 12/27/22, Exercisable 12/27/23, 1 Share for 1 Warrant, Expires 12/27/27, Strike Price USD 11.50)(d)		25,681	18,493

Israel(d) — 0.0%
Deep Instinct Ltd., (Acquired 09/20/22, Cost: $0), (1 Share for 1 Warrant, Expires 09/20/32) (c)(e)		21,889	135,712
Innovid Corp., (Issued/Exercisable 01/28/21, 1 Share for 1 Warrant, Expires 12/31/27, Strike Price USD 11.50)		8,959	716

			136,428

United States(d) — 0.1%
Cano Health, Inc., (Issued 07/06/20, Exercisable 07/06/21, 1 Share for 1 Warrant, Expires 06/03/26, Strike Price USD 11.50)		33,630	7,066

24	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Capital Allocation Term Trust (BCAT) (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Caresyntax, Inc., (Expires 06/21/33, Strike Price USD 0.01)	1,386	$—
Crown PropTech Acquisitions, (Issued 02/05/21, 1 Share for 1 Warrant, Expires 02/01/26, Strike Price USD 11.50)(c)	74,120	6,671
Crown PropTech Acquisitions, (Issued/Exercisable 01/25/21, 1 Share for 1 Warrant, Expires 12/31/27, Strike Price USD 11.50)	44,352	892
CXApp, Inc., (Issued 10/16/20, 1 Share for 1 Warrant, Expires 12/31/25, Strike Price USD 11.50)	184,016	23,922
CXApp, Inc., Class A, (Issued/Exercisable 02/02/21, 1 Share for 1 Warrant, Expires 12/15/25, Strike Price USD 11.50)	156,413	85,167
Embark Technology, Inc., (Issued/Exercisable 12/28/20, 0.05 Share for 1 Warrant, Expires 12/31/27, Strike Price USD 230.00)	34,926	506
EVgo, Inc., (Issued/Exercisable 11/10/20, 1 Share for 1 Warrant, Expires 09/15/25, Strike Price USD 11.50)	40,220	24,735
Flyr Warrants, (Issued/Exercisable 05/10/22, 1 Share for 1 Warrant, Expires 05/10/32, Strike Price USD 3.95)(c)	5,990	99,434
FreeWire Technologies, Inc., (Issued 04/27/22, 1 Share for 1 Warrant, Expires 04/26/27, Strike Price USD 3.35)(c)	252,094	95,796
FreeWire Technologies, Inc., (Issued 05/02/22, Expires 04/26/27, Strike Price USD 3.35)(c)	12,605	4,790
Hippo Holdings, Inc., (Issued/Exercisable 01/04/21, 0.04 Share for 1 Warrant, Expires 08/02/26, Strike Price USD 287.50)	11,689	388
Latch, Inc., (Issued/Exercisable 12/29/20, 1 Share for 1 Warrant, Expires 06/04/26, Strike Price USD 11.50)	10,196	1,086
Lightning eMotors, Inc., (Issued/Exercisable 05/13/20, 1 Share for 1 Warrant, Expires 05/18/25, Strike Price USD 11.50)	82,174	2,498
Offerpad Solutions, Inc., (Issued/Exercisable 10/13/20, 1 Share for 1 Warrant, Expires 09/01/26, Strike Price USD 11.50)	60,706	1,226
Pear Therapeutics, Inc., (Issued/Exercisable 03/23/21, 1 Share for 1 Warrant, Expires 12/01/26, Strike Price USD 11.50)	9,900	11
Proof Acquisition Corp. I, (1 Share for 1 Warrant, Expires 12/23/28, Strike Price USD 11.50)(c)	72,784	5,823
Sarcos Technology & Robotics Corp., (Issued/Exercisable 01/14/21, 1 Share for 1 Warrant, Expires 06/15/27, Strike Price USD 11.50)	25,291	1,265

Security	Shares	Value

United States (continued)
Sarcos Technology & Robotics Corp., Class A, (Issued/Exercisable 12/21/20, 1 Share for 1 Warrant, Expires 09/24/26, Strike Price USD 11.50)	68,671	$2,410
Sonder Holdings, Inc., (Issued 11/19/20, Exercisable 01/19/21, 1 Share for 1 Warrant, Expires 11/19/26, Strike Price USD 12.50)(c)	126,000	1
Versa Networks, Inc., (Acquired 10/14/22, Cost: $0), (1 Share for 1 Warrant, Expires 10/07/32) (c)(e)	207,248	592,729

		956,416

Total Warrants — 0.1% (Cost: $1,052,328)		1,111,337

Total Long-Term Investments — 104.5% (Cost: $1,948,147,537)		1,958,215,543

	Par (000)

Short-Term Securities

Certificates of Deposit — 0.2%

United States — 0.2%
Citibank N.A., 5.00%, 09/21/23	USD 2,940	2,935,667

		2,935,667

Commercial Paper — 0.0%

United States — 0.0%
Enel Finance America LLC, 5.34%, 09/06/23(o)	780	771,860

		771,860

	Shares

Money Market Funds — 2.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.98%(r)(u)	47,815,406	47,815,406

Total Short-Term Securities — 2.8% (Cost: $51,528,148)		51,522,933

Options Purchased — 0.3% (Cost: $9,065,488)		5,815,253

Total Investments Before Options Written — 107.6% (Cost: $2,008,741,173)		2,015,553,729

Options Written — (0.3)% (Premiums Received: $(4,910,570))		(5,181,400)

Total Investments, Net of Options Written — 107.3% (Cost: $2,003,830,603)		2,010,372,329
Liabilities in Excess of Other Assets — (7.3)%		(136,590,771)

Net Assets — 100.0%		$ 1,873,781,558

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	25

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Capital Allocation Term Trust (BCAT)

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Non-income producing security.
(e)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $65,984,927, representing 3.5% of its net assets as of period end, and an original cost of $68,152,904.

(f)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(g)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(h)	Investment does not issue shares.
(i)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(j)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(k)	Issuer filed for bankruptcy and/or is in default.
(l)	When-issued security.
(m)	Perpetual security with no stated maturity date.
(n)	Convertible security.
(o)	Rates are discount rates or a range of discount rates as of period end.
(p)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(q)	Zero-coupon bond.
(r)	Affiliate of the Trust.
(s)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(t)	Represents or includes a TBA transaction.
(u)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares Held at 06/30/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$49,048,882	$—	$(1,233,476	)(a)	$—	$—	$47,815,406	47,815,406	$1,045,256	$—

iShares China Large-Cap ETF(b)	903,534	421,398	(1,471,994)		62,743	84,319	—	—	—	—

iShares iBoxx $ High Yield Corporate Bond ETF(b)	3,877,356	—	(3,947,978)		82,471	(11,849)	—	—	61,077	—

iShares iBoxx $ Investment Grade Corporate Bond ETF	—	25,713,893	(18,514,327)		50,717	(54,647)	7,195,636	66,540	70,584	—

iShares JP Morgan USD Emerging Markets Bond ETF	8,837,878	2,423,503	—		—	141,822	11,403,203	131,768	231,221	—

iShares MSCI Brazil ETF	650,890	—	—		—	103,789	754,679	23,271	17,598	—

iShares Russell 2000 ETF	1,708,728	—	—		—	126,518	1,835,246	9,800	11,165	—
iShares Russell Mid-Cap Growth ETF	—	380,072	—		—	5,095	385,167	3,986	—	—

					$195,931	$395,047	$69,389,337		$1,436,901	$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro Bund	516	09/07/23	$75,304	$(389,034)
Euro OAT	30	09/07/23	4,203	(14,434)
Euro Stoxx Banks Index	100	09/15/23	591	23,175
FTSE 100 Index	3	09/15/23	288	(1,087)
MSCI Emerging Markets Index	14	09/15/23	699	(6,453)
3-Month SONIA Index	68	09/19/23	20,469	(30,137)
U.S. Long Bond	236	09/20/23	30,002	(37,286)
Ultra U.S. Treasury Bond	278	09/20/23	37,869	218,815
Long Gilt	27	09/27/23	3,268	(38,775)
2-Year U.S. Treasury Note	864	09/29/23	175,729	(430,184)

26	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Capital Allocation Term Trust (BCAT)

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts (continued)
5-Year U.S. Treasury Note	785	09/29/23	$84,105	$(483,004)
Carbon Emissions(a)	3	12/18/23	292	7,852

				(1,180,552)

Short Contracts
30-Year Euro Buxl Bond	21	09/07/23	3,199	(77,472)
Euro BOBL	11	09/07/23	1,389	5,381
Euro BTP	373	09/07/23	47,259	(209,468)
Euro-Schatz	80	09/07/23	9,153	55,991
Euro Stoxx 50 Index	77	09/15/23	3,724	(72,378)
NASDAQ 100 E-Mini Index	80	09/15/23	24,539	(439,831)
Russell 2000 E-Mini Index	57	09/15/23	5,426	(49,752)
S&P 500 E-Mini Index	35	09/15/23	7,854	(125,408)
10-Year U.S. Treasury Note	489	09/20/23	54,921	852,804
10-Year U.S. Ultra Long Treasury Note	2,437	09/20/23	288,861	4,443,310

				4,383,177

				$3,202,625

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	51,005,004	USD	10,205,287	Barclays Bank PLC	09/20/23	$301,135
EUR	7,000,139	USD	7,568,152	Bank of America N.A.	09/20/23	99,609
EUR	748,086	USD	805,560	HSBC Bank PLC	09/20/23	13,873
GBP	651,540	USD	822,136	HSBC Bank PLC	09/20/23	5,496
MXN	86,569,730	USD	4,908,814	Citibank N.A.	09/20/23	75,689
MXN	57,398,660	USD	3,294,654	State Street Bank and Trust Co.	09/20/23	10,240
MXN	117,130,330	USD	6,680,505	State Street Bank and Trust Co.	09/20/23	63,613
USD	6,304,477	AUD	9,307,685	Citibank N.A.	09/20/23	90,786
USD	1,872,110	BRL	9,074,117	Goldman Sachs International	09/20/23	2,950
USD	568,378	CHF	504,009	Deutsche Bank AG	09/20/23	720
USD	22,412,468	CNH	159,078,048	Barclays Bank PLC	09/20/23	394,614
USD	951,361	EUR	868,348	BNP Paribas SA	09/20/23	196
USD	3,469,077	EUR	3,163,951	Deutsche Bank AG	09/20/23	3,372
USD	34,715,554	EUR	31,662,111	Deutsche Bank AG	09/20/23	33,742
USD	399,683	EUR	363,953	JPMorgan Chase Bank N.A.	09/20/23	1,019
USD	1,881,813	EUR	1,704,587	JPMorgan Chase Bank N.A.	09/20/23	14,655
USD	1,882,872	EUR	1,704,587	JPMorgan Chase Bank N.A.	09/20/23	15,714
USD	1,972,122	EUR	1,798,321	State Street Bank and Trust Co.	09/20/23	2,290
USD	1,307,732	GBP	1,029,007	Bank of America N.A.	09/20/23	616
USD	1,167,941	GBP	917,898	Barclays Bank PLC	09/20/23	1,962
USD	578,209	GBP	454,829	HSBC Bank PLC	09/20/23	453
USD	223,979	GBP	175,356	JPMorgan Chase Bank N.A.	09/20/23	1,230
USD	726,498	GBP	571,516	State Street Bank and Trust Co.	09/20/23	518
USD	15,932,546	HKD	124,464,631	JPMorgan Chase Bank N.A.	09/20/23	21,094
USD	324,258	JPY	44,612,832	Bank of America N.A.	09/20/23	11,373
USD	2,342,313	JPY	320,637,310	Bank of America N.A.	09/20/23	93,574
USD	2,357,812	JPY	323,749,433	Bank of America N.A.	09/20/23	87,247
USD	41,757,827	JPY	5,736,945,021	Barclays Bank PLC	09/20/23	1,522,677
USD	1,142,023	JPY	161,827,127	BNP Paribas SA	09/20/23	7,075
USD	2,306,485	JPY	324,036,470	Deutsche Bank AG	09/20/23	33,907
USD	7,086,169	JPY	981,279,760	Deutsche Bank AG	09/20/23	204,119
USD	828,665	JPY	113,739,513	State Street Bank and Trust Co.	09/20/23	30,971

						3,146,529

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	27

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Capital Allocation Term Trust (BCAT)

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	144,411	EUR	133,078	State Street Bank and Trust Co.	09/14/23	$(1,315)
USD	690,639	EUR	638,131	State Street Bank and Trust Co.	09/14/23	(8,140)
USD	2,395,485	EUR	2,213,362	State Street Bank and Trust Co.	09/14/23	(28,235)
CNH	32,400,137	USD	4,585,098	Bank of America N.A.	09/20/23	(100,623)
EUR	345,204	USD	380,762	Bank of America N.A.	09/20/23	(2,634)
EUR	259,030	USD	284,262	HSBC Bank PLC	09/20/23	(528)
GBP	153,838	USD	196,333	JPMorgan Chase Bank N.A.	09/20/23	(917)
GBP	171,870	USD	218,703	State Street Bank and Trust Co.	09/20/23	(382)
GBP	878,747	USD	1,119,273	UBS AG	09/20/23	(3,027)
HKD	3,344,696	USD	427,949	Citibank N.A.	09/20/23	(366)
HKD	9,550,444	USD	1,222,438	HSBC Bank PLC	09/20/23	(1,517)
JPY	604,943,175	USD	4,402,693	JPMorgan Chase Bank N.A.	09/20/23	(160,020)
USD	3,721,940	BRL	18,217,631	Deutsche Bank AG	09/20/23	(30,675)
USD	11,387,159	CAD	15,193,215	Bank of America N.A.	09/20/23	(95,337)
USD	565,752	CHF	504,519	Bank of America N.A.	09/20/23	(2,479)
USD	22,937,834	CHF	20,633,866	Goldman Sachs International	09/20/23	(301,773)
USD	788,739	CHF	701,729	UBS AG	09/20/23	(1,608)
USD	489,904	DKK	3,371,861	Goldman Sachs International	09/20/23	(6,582)
USD	1,128,386	EUR	1,033,732	Bank of America N.A.	09/20/23	(3,936)
USD	198,050,711	EUR	183,139,527	JPMorgan Chase Bank N.A.	09/20/23	(2,555,329)
USD	691,228	EUR	640,183	State Street Bank and Trust Co.	09/20/23	(10,010)
USD	755,765	EUR	695,813	State Street Bank and Trust Co.	09/20/23	(6,410)
USD	1,157,218	EUR	1,056,588	State Street Bank and Trust Co.	09/20/23	(140)
USD	1,358,765	EUR	1,244,771	State Street Bank and Trust Co.	09/20/23	(4,723)
USD	1,359,812	EUR	1,255,744	State Street Bank and Trust Co.	09/20/23	(15,695)
USD	330,339	GBP	263,760	Bank of America N.A.	09/20/23	(4,708)
USD	481,759	GBP	381,281	Bank of America N.A.	09/20/23	(2,571)
USD	812,395	GBP	653,568	Bank of America N.A.	09/20/23	(17,813)
USD	61,161,511	GBP	48,808,040	JPMorgan Chase Bank N.A.	09/20/23	(837,869)
USD	2,241,091	JPY	319,773,244	Deutsche Bank AG	09/20/23	(1,588)
USD	1,872,110	MXN	32,618,709	Citibank N.A.	09/20/23	(6,007)
USD	2,799,687	MXN	48,976,325	Goldman Sachs International	09/20/23	(20,267)
USD	1,038,195	MXN	18,313,731	State Street Bank and Trust Co.	09/20/23	(16,271)
USD	175,008	NOK	1,881,150	HSBC Bank PLC	09/20/23	(719)
USD	388,471	SEK	4,178,345	Bank of America N.A.	09/20/23	(358)
ZAR	33,715,234	USD	1,816,737	Deutsche Bank AG	09/20/23	(39,218)

						(4,289,790)

						$(1,143,261)

Interest Rate Caps/Floors — Purchased

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
5Y-30Y CMS Index Cap	0.07%	Goldman Sachs International	09/27/23	USD	120,008	$17,664	$210,014	$(192,350)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
InvesCo QQQ Trust, Series 1	324	07/07/23	USD	372.00	USD	11,969	$60,264
SPDR S&P 500 ETF Trust	246	07/07/23	USD	448.00	USD	10,905	13,899
SPDR S&P 500 ETF Trust	248	07/07/23	USD	438.00	USD	10,993	148,180
SPDR S&P 500 ETF Trust	246	07/14/23	USD	442.00	USD	10,905	109,101
Advanced Micro Devices, Inc.	373	07/21/23	USD	125.00	USD	4,249	42,335
Alphabet, Inc., Class C	469	07/21/23	USD	130.00	USD	5,673	17,588
Alphabet, Inc., Class C	214	07/21/23	USD	125.00	USD	2,589	25,680
Constellation Brands, Inc., Class A	54	07/21/23	USD	235.00	USD	1,329	66,420

28	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Capital Allocation Term Trust (BCAT)

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Constellation Brands, Inc., Class A	42	07/21/23	USD	260.00	USD	1,034	$1,365
Eli Lilly & Co.	28	07/21/23	USD	460.00	USD	1,313	42,700
Hilton Worldwide Holdings, Inc.	107	07/21/23	USD	155.00	USD	1,557	2,675
iShares MSCI Japan ETF	774	07/21/23	USD	65.00	USD	4,791	9,675
Kroger Co.	155	07/21/23	USD	50.00	USD	729	853
Lockheed Martin Corp.	9	07/21/23	USD	460.00	USD	414	7,875
LVMH Moet Hennessy Louis Vuitton SE	58	07/21/23	EUR	930.00	EUR	5,012	17,531
Mastercard, Inc., Class A	58	07/21/23	USD	395.00	USD	2,281	28,710
McDonald’s Corp.	76	07/21/23	USD	310.00	USD	2,268	1,786
Merck & Co., Inc.	171	07/21/23	USD	120.00	USD	1,973	7,353
Micron Technology, Inc.	107	07/21/23	USD	62.50	USD	675	23,273
Microsoft Corp.	102	07/21/23	USD	340.00	USD	3,474	72,930
Salesforce, Inc.	103	07/21/23	USD	220.00	USD	2,176	18,128
SPDR S&P Regional Banking ETF	884	07/21/23	USD	45.00	USD	3,609	19,890
Tesla, Inc.	64	07/21/23	USD	260.00	USD	1,675	105,600
Uber Technologies, Inc.	243	07/21/23	USD	42.50	USD	1,049	40,459
UnitedHealth Group, Inc.	43	07/21/23	USD	520.00	USD	2,067	3,548
Vinci SA	88	07/21/23	EUR	114.00	EUR	937	19,445
Walt Disney Co.	269	07/21/23	USD	95.00	USD	2,402	9,819
Waste Management, Inc.	79	07/21/23	USD	175.00	USD	1,370	11,653
Activision Blizzard, Inc.	126	08/18/23	USD	85.00	USD	1,062	56,385
Advanced Micro Devices, Inc.	214	08/18/23	USD	130.00	USD	2,438	60,241
Advanced Micro Devices, Inc.	207	08/18/23	USD	140.00	USD	2,358	30,118
Alphabet, Inc., Class C	495	08/18/23	USD	130.00	USD	5,988	97,515
Amazon.com, Inc.	176	08/18/23	USD	125.00	USD	2,294	174,680
Amazon.com, Inc.	248	08/18/23	USD	135.00	USD	3,233	118,420
Apple, Inc.	383	08/18/23	USD	190.00	USD	7,429	334,167
Boston Scientific Corp.	225	08/18/23	USD	57.50	USD	1,217	8,438
Boston Scientific Corp.	224	08/18/23	USD	55.00	USD	1,212	28,000
ConocoPhillips	211	08/18/23	USD	110.00	USD	2,186	35,870
D.R. Horton, Inc.	127	08/18/23	USD	125.00	USD	1,545	45,720
D.R. Horton, Inc.	64	08/18/23	USD	130.00	USD	779	12,000
Delta Air Lines, Inc.	424	08/18/23	USD	48.00	USD	2,016	84,376
First Solar, Inc.	29	08/18/23	USD	210.00	USD	551	16,095
Freeport-McMoRan, Inc.	387	08/18/23	USD	40.00	USD	1,548	85,140
Humana, Inc.	53	08/18/23	USD	465.00	USD	2,370	45,580
JPMorgan Chase & Co.	317	08/18/23	USD	145.00	USD	4,610	133,932
L3Harris Technologies, Inc.	18	08/18/23	USD	180.00	USD	352	33,300
Lennar Corp., Class A	127	08/18/23	USD	135.00	USD	1,591	12,383
McCormick & Co., Inc.	182	08/18/23	USD	95.00	USD	1,588	4,550
Micron Technology, Inc.	477	08/18/23	USD	72.50	USD	3,010	26,950
Microsoft Corp.	64	08/18/23	USD	330.00	USD	2,179	125,120
Microsoft Corp.	66	08/18/23	USD	340.00	USD	2,248	91,410
Microsoft Corp.	138	08/18/23	USD	355.00	USD	4,699	99,705
NVIDIA Corp.	32	08/18/23	USD	420.00	USD	1,354	86,880
Shell PLC, ADR	316	08/18/23	USD	62.50	USD	1,908	30,020
Tesla, Inc.	86	08/18/23	USD	265.00	USD	2,251	172,215
Toll Brothers, Inc.	127	08/18/23	USD	80.00	USD	1,004	33,972
Toll Brothers, Inc.	84	08/18/23	USD	85.00	USD	664	7,770
Uber Technologies, Inc.	154	08/18/23	USD	42.50	USD	665	47,355
United Airlines Holdings, Inc.	425	08/18/23	USD	57.50	USD	2,332	78,837
UnitedHealth Group, Inc.	32	08/18/23	USD	480.00	USD	1,538	52,160
Valero Energy Corp.	41	08/18/23	USD	120.00	USD	481	17,118
Advanced Micro Devices, Inc.	192	09/15/23	USD	130.00	USD	2,187	81,600
Apple, Inc.	235	09/15/23	USD	195.00	USD	4,558	169,787
Archer-Daniels-Midland Co.	160	09/15/23	USD	82.50	USD	1,209	10,800
Barclays PLC	274	09/15/23	GBP	1.60	GBP	420	15,659
Delta Air Lines, Inc.	273	09/15/23	USD	50.00	USD	1,298	47,229
Eli Lilly & Co.	12	09/15/23	USD	480.00	USD	563	19,320
Ford Motor Co.	367	09/15/23	USD	16.00	USD	555	18,717
General Motors Co.	110	09/15/23	USD	40.00	USD	424	17,930
Microsoft Corp.	127	09/15/23	USD	365.00	USD	4,325	83,185

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	29

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Capital Allocation Term Trust (BCAT)

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
NVIDIA Corp.	213	09/15/23	USD	430.00	USD	9,010	$739,110
Pfizer, Inc.	384	09/15/23	USD	42.50	USD	1,409	4,992
Pfizer, Inc.	320	09/15/23	USD	40.00	USD	1,174	10,880
United Rentals, Inc.	23	09/15/23	USD	460.00	USD	1,024	49,910
Valero Energy Corp.	212	09/15/23	USD	125.00	USD	2,487	78,970
NVIDIA Corp.	53	12/15/23	USD	440.00	USD	2,242	262,217
Pfizer, Inc.	321	01/19/24	USD	47.00	USD	1,177	6,099
Pfizer, Inc.	534	01/19/24	USD	50.00	USD	1,959	5,073
Sabre Corp.	81	01/19/24	USD	6.00	USD	26	1,580

							4,838,215

Put
SPDR S&P 500 ETF Trust	248	07/07/23	USD	438.00	USD	10,993	16,244
SPDR S&P 500 ETF Trust	92	07/14/23	USD	434.00	USD	4,078	8,740
Frontier Communications Parent, Inc.	39	07/21/23	USD	15.00	USD	73	585
InvesCo QQQ Trust, Series 1	114	07/21/23	USD	350.00	USD	4,211	10,260
NVIDIA Corp.	54	07/21/23	USD	250.00	USD	2,284	243
Sabre Corp.	32	07/21/23	USD	3.00	USD	10	336
Shell PLC, ADR	86	07/21/23	USD	55.00	USD	519	645
Spirit AeroSystems Holdings, Inc., Class A	29	07/21/23	USD	20.00	USD	85	218
Spirit AeroSystems Holdings, Inc., Class A	32	07/21/23	USD	26.00	USD	93	800
Alphabet, Inc., Class C	252	08/18/23	USD	120.00	USD	3,048	103,320
Amazon.com, Inc.	210	08/18/23	USD	120.00	USD	2,738	49,140
Apple, Inc.	210	08/18/23	USD	180.00	USD	4,073	35,910
Frontier Communications Parent, Inc.	140	08/18/23	USD	15.00	USD	261	28,350
Microsoft Corp.	95	08/18/23	USD	325.00	USD	3,235	60,087
NVIDIA Corp.	32	08/18/23	USD	380.00	USD	1,354	24,160
Pitney Bowes, Inc.	150	08/18/23	USD	3.00	USD	53	1,125
SPDR S&P 500 ETF Trust	133	08/18/23	USD	425.00	USD	5,896	32,851
Spirit AeroSystems Holdings, Inc., Class A	26	08/18/23	USD	22.00	USD	76	650
Air Transport Services Group, Inc.	36	09/15/23	USD	15.00	USD	68	1,170
Air Transport Services Group, Inc.	34	09/15/23	USD	12.50	USD	64	510
SPDR S&P 500 ETF Trust	29	09/15/23	USD	350.00	USD	1,286	1,726
SPDR S&P 500 ETF Trust	138	09/15/23	USD	430.00	USD	6,117	69,207

							446,277

							$5,284,492

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
TOPIX Banks Index	BNP Paribas SA	378,103	07/14/23	JPY	218.87	JPY	83,338	$14,866
TOPIX Banks Index	Goldman Sachs International	629,919	07/14/23	JPY	226.71	JPY	138,840	10,384
TOPIX Banks Index	JPMorgan Chase Bank N.A.	252,321	07/14/23	JPY	227.60	JPY	55,614	3,719
ING Groep NV	Goldman Sachs International	51,100	07/21/23	EUR	12.00	EUR	630	26,949
EUR Currency	Bank of America N.A.	—	07/27/23	USD	1.09	EUR	8,097	75,060
EUR Currency	JPMorgan Chase Bank N.A.	—	08/07/23	USD	1.11	EUR	7,731	16,424

								147,402

Put
USD Currency	Morgan Stanley & Co. International PLC	—	07/13/23	MXN	17.00	USD	15,204	37,508

								$184,910

30	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Capital Allocation Term Trust (BCAT)

OTC Credit Default Swaptions Purchased

	Paid by the Trust	Received by the Trust			Expiration	Credit	Exercise	Notional
Description	Rate/Reference	Rate/Reference	Frequency	Counterparty	Date	Rating(a)	Price	Amount (000)(b)		Value
Put
Bought Protection 5-Year Credit Default Swap, 07/21/28	1.00%	CDX.NA.IG.40.V1	Quarterly	Morgan Stanley & Co. International PLC	07/19/23	N/R	USD 110.00	USD	9,175	$434
Bought Protection 5-Year Credit Default Swap, 07/21/28	5.00%	CDX.NA.HY.40.V1	Quarterly	BNP Paribas SA Morgan Stanley & Co.	07/19/23	N/R	USD 95.00	USD	1,080	270
Bought Protection 5-Year Credit Default Swap, 07/21/28	5.00%	CDX.NA.HY.40.V1	Quarterly	International PLC Morgan Stanley & Co.	07/19/23	N/R	USD 94.00	USD	940	210
Bought Protection 5-Year Credit Default Swap, 07/21/28	5.00%	CDX.NA.HY.40.V1	Quarterly	International PLC	07/19/23	N/R	USD 99.50	USD	1,575	780
Bought Protection 5-Year Credit Default Swap, 08/18/28	5.00%	CDX.NA.HY.40.V1	Quarterly	BNP Paribas SA	08/16/23	N/R	USD 98.50	USD	1,885	2,875
Bought Protection 5-Year Credit Default Swap, 08/18/28	5.00%	CDX.NA.HY.40.V1	Quarterly	JPMorgan Chase Bank N.A.	08/16/23	N/R	USD 99.00	USD	1,795	3,250

										$7,819

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaptions Purchased

	Paid by the Trust		Received by the Trust			Expiration	Exercise		Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value
Call
10-Year Interest Rate Swap, 08/09/33	1-Day SOFR, 1.09%	Quarterly	2.85%	Semi-Annual	Goldman Sachs International	08/07/23	2.85%	USD	9,964	$2,992
10-Year Interest Rate Swap, 08/11/33	1-Day SOFR, 1.09%	Quarterly	2.85%	Semi-Annual	JPMorgan Chase Bank N.A.	08/09/23	2.85	USD	11,755	4,153
10-Year Interest Rate Swap, 09/23/33	1-Day SOFR, 1.09%	Quarterly	2.81%	Semi-Annual	Morgan Stanley & Co. International PLC	09/21/23	2.81	USD	7,177	14,040
10-Year Interest Rate Swap, 09/24/33	1-Day SOFR, 1.09%	Quarterly	2.80%	Semi-Annual	Morgan Stanley & Co. International PLC	09/22/23	2.80	USD	3,073	5,964
2-Year Interest Rate Swap, 10/21/25 .	1-Day SOFR, 1.09%	Quarterly	2.75%	Semi-Annual	Goldman Sachs International	10/19/23	2.75	USD	14,072	27,477
10-Year Interest Rate Swap, 10/26/33	1-Day SOFR, 1.09%	Quarterly	3.05%	Semi-Annual	Citibank N.A.	10/24/23	3.05	USD	11,317	77,529
10-Year Interest Rate Swap, 11/01/33	1-Day SOFR, 1.09%	Quarterly	2.90%	Semi-Annual	JPMorgan Chase Bank N.A.	10/30/23	2.90	USD	11,317	56,474
10-Year Interest Rate Swap, 11/09/33	1-Day SOFR, 1.09%	Quarterly	2.82%	Semi-Annual	Goldman Sachs International	11/07/23	2.82	USD	4,692	21,023
30-Year Interest Rate Swap, 11/16/53	1-Day SOFR, 1.09%	Quarterly	2.85%	Semi-Annual	Citibank N.A.	11/14/23	2.85	USD	3,571	63,989

										273,641

Put
10-Year Interest Rate Swap, 10/26/33	4.55%	Semi-Annual	1-Day SOFR, 1.09%	Quarterly	Citibank N.A.	10/24/23	4.55	USD	11,317	16,151
10-Year Interest Rate Swap, 11/01/33	4.40%	Semi-Annual	1-Day SOFR, 1.09%	Quarterly	JPMorgan Chase Bank N.A.	10/30/23	4.40	USD	11,317	26,245
10-Year Interest Rate Swap, 11/09/33	4.82%	Semi-Annual	1-Day SOFR, 1.09%	Quarterly	Goldman Sachs International	11/07/23	4.82	USD	4,693	4,331

										46,727

										$320,368

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	31

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Capital Allocation Term Trust (BCAT)

Interest Rate Caps/Floors Sold

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
5Y-30Y CMS Index Cap	0.57%	Goldman Sachs International	09/27/23	USD	120,008	$(2,461)	$(61,641)	$59,180
5Y-30Y CMS Index Floor	(0.68%)	Goldman Sachs International	09/27/23	USD	120,008	(175,941)	(120,008)	(55,933)

						$(178,402)	$(181,649)	$3,247

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Advanced Micro Devices, Inc.	106	07/21/23	USD	110.00	USD	1,207	$(70,225)
Advanced Micro Devices, Inc.	106	07/21/23	USD	105.00	USD	1,207	(109,180)
Constellation Brands, Inc., Class A	54	07/21/23	USD	255.00	USD	1,329	(4,185)
Micron Technology, Inc.	107	07/21/23	USD	72.50	USD	675	(1,231)
Shell PLC, ADR	86	07/21/23	USD	65.00	USD	519	(645)
SPDR S&P Regional Banking ETF	884	07/21/23	USD	48.00	USD	3,609	(5,304)
Walt Disney Co.	269	07/21/23	USD	105.00	USD	2,402	(1,211)
Activision Blizzard, Inc.	126	08/18/23	USD	95.00	USD	1,062	(5,166)
Advanced Micro Devices, Inc.	207	08/18/23	USD	170.00	USD	2,358	(6,003)
Alphabet, Inc., Class C	269	08/18/23	USD	145.00	USD	3,254	(9,684)
Amazon.com, Inc.	248	08/18/23	USD	150.00	USD	3,233	(29,264)
Delta Air Lines, Inc.	424	08/18/23	USD	55.00	USD	2,016	(12,508)
Dexcom, Inc.	37	08/18/23	USD	140.00	USD	475	(9,897)
JPMorgan Chase & Co.	317	08/18/23	USD	155.00	USD	4,610	(27,579)
Micron Technology, Inc.	477	08/18/23	USD	80.00	USD	3,010	(7,394)
Tesla, Inc.	86	08/18/23	USD	300.00	USD	2,251	(74,820)
United Airlines Holdings, Inc.	425	08/18/23	USD	65.00	USD	2,332	(16,362)
Advanced Micro Devices, Inc.	192	09/15/23	USD	160.00	USD	2,187	(17,952)
Delta Air Lines, Inc.	273	09/15/23	USD	55.00	USD	1,298	(15,288)
NVIDIA Corp.	53	12/15/23	USD	530.00	USD	2,242	(117,395)
SPDR S&P 500 ETF Trust	30	12/15/23	USD	420.00	USD	1,330	(117,825)

							(659,118)

Put
SPDR S&P 500 ETF Trust	92	07/14/23	USD	417.00	USD	4,078	(2,346)
Eli Lilly & Co.	21	07/21/23	USD	390.00	USD	985	(378)
InvesCo QQQ Trust, Series 1	114	07/21/23	USD	335.00	USD	4,211	(3,705)
Lockheed Martin Corp.	9	07/21/23	USD	410.00	USD	414	(315)
LVMH Moet Hennessy Louis Vuitton SE	22	07/21/23	EUR	800.00	EUR	1,901	(21,450)
Shell PLC, ADR	86	07/21/23	USD	50.00	USD	519	(860)
Uber Technologies, Inc.	266	07/21/23	USD	32.50	USD	1,148	(798)
Uber Technologies, Inc.	243	07/21/23	USD	37.50	USD	1,049	(1,944)
Vinci SA	88	07/21/23	EUR	100.00	EUR	937	(7,442)
Waste Management, Inc.	79	07/21/23	USD	160.00	USD	1,370	(1,185)
Activision Blizzard, Inc.	214	08/18/23	USD	70.00	USD	1,804	(10,807)
Activision Blizzard, Inc.	74	08/18/23	USD	75.00	USD	624	(9,287)
Alphabet, Inc., Class C	252	08/18/23	USD	110.00	USD	3,048	(33,012)
Amazon.com, Inc.	458	08/18/23	USD	110.00	USD	5,970	(38,243)
Apple, Inc.	210	08/18/23	USD	170.00	USD	4,073	(15,330)
ConocoPhillips	211	08/18/23	USD	90.00	USD	2,186	(12,871)
D.R. Horton, Inc.	127	08/18/23	USD	105.00	USD	1,545	(9,207)
D.R. Horton, Inc.	64	08/18/23	USD	110.00	USD	779	(8,160)
Delta Air Lines, Inc.	318	08/18/23	USD	40.00	USD	1,512	(8,427)
First Solar, Inc.	29	08/18/23	USD	160.00	USD	551	(7,743)
Freeport-McMoRan, Inc.	387	08/18/23	USD	35.00	USD	1,548	(19,350)
Humana, Inc.	32	08/18/23	USD	410.00	USD	1,431	(11,520)
JPMorgan Chase & Co.	106	08/18/23	USD	125.00	USD	1,542	(4,081)
L3Harris Technologies, Inc.	18	08/18/23	USD	160.00	USD	352	(810)
Lennar Corp., Class A	127	08/18/23	USD	115.00	USD	1,591	(13,970)
Microsoft Corp.	95	08/18/23	USD	300.00	USD	3,235	(20,235)
NVIDIA Corp.	32	08/18/23	USD	330.00	USD	1,354	(4,752)
Shell PLC, ADR	316	08/18/23	USD	52.50	USD	1,908	(7,110)

32	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Capital Allocation Term Trust (BCAT)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put (continued)
SPDR S&P 500 ETF Trust	133	08/18/23	USD	405.00	USD	5,896	$(14,696)
Toll Brothers, Inc.	127	08/18/23	USD	65.00	USD	1,004	(3,175)
Toll Brothers, Inc.	84	08/18/23	USD	70.00	USD	664	(4,620)
Uber Technologies, Inc.	154	08/18/23	USD	35.00	USD	665	(5,159)
United Airlines Holdings, Inc.	316	08/18/23	USD	50.00	USD	1,734	(32,390)
Valero Energy Corp.	41	08/18/23	USD	105.00	USD	481	(6,417)
Apple, Inc.	117	09/15/23	USD	170.00	USD	2,269	(14,215)
Archer-Daniels-Midland Co.	160	09/15/23	USD	60.00	USD	1,209	(3,600)
Barclays PLC	274	09/15/23	GBP	1.35	GBP	420	(7,830)
Eli Lilly & Co.	12	09/15/23	USD	430.00	USD	563	(7,890)
Ford Motor Co.	367	09/15/23	USD	13.00	USD	555	(8,258)
General Motors Co.	110	09/15/23	USD	35.00	USD	424	(8,800)
Microsoft Corp.	84	09/15/23	USD	300.00	USD	2,861	(26,670)
Pfizer, Inc.	704	09/15/23	USD	35.00	USD	2,582	(52,800)
SPDR S&P 500 ETF Trust	138	09/15/23	USD	400.00	USD	6,117	(26,910)
United Rentals, Inc.	23	09/15/23	USD	400.00	USD	1,024	(24,035)
Valero Energy Corp.	212	09/15/23	USD	105.00	USD	2,487	(52,470)
NVIDIA Corp.	53	12/15/23	USD	310.00	USD	2,242	(48,627)

							(623,900)

							$(1,283,018)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
ING Groep NV	Goldman Sachs International	51,100	07/21/23	EUR	13.00	EUR	631	$(3,753)
EUR Currency	JPMorgan Chase Bank N.A.	—	08/07/23	USD	1.14	USD	7,731	(1,780)

								(5,533)

Put
USD Currency	Morgan Stanley & Co. International PLC	—	07/13/23	MXN	16.80	MXN	15,204	(8,757)
TOPIX Banks Index	BNP Paribas SA	378,103	07/14/23	JPY	175.10	JPY	83,338	(5)
TOPIX Banks Index	Goldman Sachs International	629,919	07/14/23	JPY	181.37	JPY	138,840	(31)
TOPIX Banks Index	JPMorgan Chase Bank N.A.	252,321	07/14/23	JPY	182.08	JPY	55,614	(15)
ING Groep NV	Goldman Sachs International	51,100	07/21/23	EUR	10.00	EUR	631	(777)
EUR Currency	Bank of America N.A.	—	07/27/23	USD	1.05	USD	4,049	(1,582)
EUR Currency	JPMorgan Chase Bank N.A.	—	08/07/23	USD	1.08	USD	3,865	(16,884)

								(28,051)

								$(33,584)

OTC Credit Default Swaptions Written

	Paid by the Trust	Received by the Trust			Expiration	Credit	Exercise		Notional
Description	Rate/Reference	Rate/Reference	Frequency	Counterparty	Date	Rating(a)	Price		Amount (000)(b)		Value
Put
Sold Protection 5-Year Credit Default Swap, 07/21/28	CDX.NA.IG.40.V1	1.00%	Quarterly	Morgan Stanley & Co. International PLC	07/19/23	N/R	USD	140.00	USD	9,175	$(282)
Sold Protection 5-Year Credit Default Swap, 07/21/28	CDX.NA.HY.40.V1	5.00%	Quarterly	Morgan Stanley & Co. International PLC	07/19/23	N/R	USD	87.00	USD	940	(101)

											$(383)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	33

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Capital Allocation Term Trust (BCAT)

OTC Interest Rate Swaptions Written

	Paid by the Trust		Received by the Trust			Expiration	Exercise		Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value

Call
10-Year Interest Rate Swap, 07/21/33	2.41%	Semi-Annual	1-Day SOFR, 1.09%	Quarterly	Morgan Stanley & Co. International PLC	07/19/23	2.41%	USD	24,382	$(4)
10-Year Interest Rate Swap, 08/11/33	2.55%	Semi-Annual	1-Day SOFR, 1.09%	Quarterly	JPMorgan Chase Bank N.A.	08/09/23	2.55	USD	11,755	(783)
2-Year Interest Rate Swap, 10/21/25	2.45%	Semi-Annual	1-Day SOFR, 1.09%	Quarterly	Goldman Sachs International	10/19/23	2.45	USD	14,072	(14,623)
2-Year Interest Rate Swap, 10/26/25	3.09%	Semi-Annual	1-Day SOFR, 1.09%	Quarterly	Citibank N.A.	10/24/23	3.09	USD	45,268	(40,301)
2-Year Interest Rate Swap, 11/01/25	2.95%	Semi-Annual	1-Day SOFR, 1.09%	Quarterly	JPMorgan Chase Bank N.A.	10/30/23	2.95	USD	45,268	(36,929)
2-Year Interest Rate Swap, 11/09/25	3.26%	Semi-Annual	1-Day SOFR, 1.09%	Quarterly	Goldman Sachs International	11/07/23	3.26	USD	18,770	(26,075)
2-Year Interest Rate Swap, 11/16/25	2.75%	Semi-Annual	1-Day SOFR, 1.09%	Quarterly	Citibank N.A.	11/14/23	2.75	USD	35,707	(28,300)
10-Year Interest Rate Swap, 12/16/33	2.40%	Semi-Annual	1-Day SOFR, 1.09%	Quarterly	Morgan Stanley & Co. International PLC	12/14/23	2.40	USD	6,165	(15,517)

										(162,532)

Put
10-Year Interest Rate Swap, 07/05/33	1-Day SOFR, 1.09%	Quarterly	3.85%	Semi-Annual	JPMorgan Chase Bank N.A.	07/03/23	3.85	USD	9,594	(25)
10-Year Interest Rate Swap, 07/21/33	1-Day SOFR, 1.09%	Quarterly	3.61%	Semi-Annual	Morgan Stanley & Co. International PLC	07/19/23	3.61	USD	24,382	(139,751)
10-Year Interest Rate Swap, 08/09/33	1-Day SOFR, 1.09%	Quarterly	3.75%	Semi-Annual	Goldman Sachs International	08/07/23	3.75	USD	12,455	(56,154)
2-Year Interest Rate Swap, 08/11/25	1-Day SOFR, 1.09%	Quarterly	4.10%	Semi-Annual	JPMorgan Chase Bank N.A.	08/09/23	4.10	USD	49,349	(618,342)
10-Year Interest Rate Swap, 10/04/33	1-Day SOFR, 1.09%	Quarterly	3.93%	Semi-Annual	Goldman Sachs International	10/02/23	3.93	USD	12,168	(72,439)
10-Year Interest Rate Swap, 10/15/33	1-Day SOFR, 1.09%	Quarterly	3.50%	Semi-Annual	Goldman Sachs International	10/13/23	3.50	USD	16,914	(319,588)
2-Year Interest Rate Swap, 10/15/25	1-Day SOFR, 1.09%	Quarterly	4.25%	Semi-Annual	Citibank N.A.	10/13/23	4.25	USD	73,294	(720,973)
2-Year Interest Rate Swap, 10/18/25	1-Day SOFR, 1.09%	Quarterly	4.05%	Semi-Annual	Goldman Sachs International	10/16/23	4.05	USD	37,711	(474,307)
2-Year Interest Rate Swap, 10/19/25	1-Day SOFR, 1.09%	Quarterly	4.25%	Semi-Annual	Citibank N.A.	10/17/23	4.25	USD	33,730	(333,034)
2-Year Interest Rate Swap, 10/21/25	1-Day SOFR, 1.09%	Quarterly	3.30%	Semi-Annual	Goldman Sachs International	10/19/23	3.30	USD	7,036	(31,910)
2-Year Interest Rate Swap, 11/16/25	1-Day SOFR, 1.09%	Quarterly	4.75%	Semi-Annual	Citibank N.A.	11/14/23	4.75	USD	28,566	(131,828)
10-Year Interest Rate Swap, 12/16/33	1-Day SOFR, 1.09%	Quarterly	3.60%	Semi-Annual	Morgan Stanley & Co. International PLC	12/14/23	3.60	USD	6,165	(113,564)
5-Year Interest Rate Swap, 03/29/29	1-Day SOFR, 1.09%	Quarterly	3.79%	Semi-Annual	JPMorgan Chase Bank N.A.	03/27/24	3.79	USD	35,313	(511,566)

										(3,523,481)

										$(3,686,013)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
iTraxx.XO.38.V1	5.00%	Quarterly	12/20/27	EUR 4,652	$(254,585)	$83,878	$(338,463)

34	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Capital Allocation Term Trust (BCAT)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating	(a)		Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
iTraxx.XO.34.V2	5.00%	Quarterly	12/20/25	CC		EUR	34,106		$1,938,614	$2,102,034	$(163,420)
iTraxx.XO.35.V1	5.00	Quarterly	06/20/26	CCC-		EUR	1,440		81,162	136,278	(55,116)

									$2,019,776	$2,238,312	$(218,536)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Inflation Swaps

Paid by the Trust		Received by the Trust		Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
Eurostat Eurozone HICP Ex Tobacco Unrevised	Monthly	2.69%	Monthly	08/15/32	EUR 1,425	$(24,062)	$30	$(24,092)

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3.75%	Monthly	1-Day SOFR, 1.09%	Monthly	N/A		02/13/24	USD	92,095	$1,370,389	$101	$1,370,288
1-Day SOFR, 1.09%	Monthly	4.40%	Monthly	N/A		02/13/24	USD	184,191	(1,563,668)	203	(1,563,871)
28-Day MXIBTIIE, 11.50%	Monthly	4.68%	Monthly	N/A		02/27/24	MXN	62,782	(163,994)	5	(163,999)
28-Day MXIBTIIE, 11.50%	Monthly	4.86%	Monthly	N/A		03/01/24	MXN	62,782	(159,317)	5	(159,322)
1-Day SOFR, 1.09%	Annual	1.13%	Annual	N/A		03/07/24	USD	51,255	(2,104,021)	78	(2,104,099)
1-Day SOFR, 1.09%	Monthly	4.50%	Monthly	N/A		03/09/24	USD	92,494	(742,424)	209	(742,633)
1-Day SOFR, 1.09%	Annual	1.08%	Annual	N/A		03/18/24	USD	103,986	(4,314,413)	166	(4,314,579)
2.47%	Monthly	1-Day SONIA, 4.93%	Monthly	N/A		04/03/24	GBP	46,645	1,785,435	(1,956)	1,787,391
1-Day SONIA, 4.93%	Monthly	3.22%	Monthly	N/A		04/03/24	GBP	93,289	(2,719,007)	2,434	(2,721,441)
4.18%	Annual	1-Day SOFR, 1.09%	Annual	N/A		06/28/24	USD	16,487	189,273	(22,225)	211,498
4.16%	Annual	1-Day SOFR, 1.09%	Annual	N/A		07/13/24	USD	14,859	197,831	(19,435)	217,266
4.16%	Annual	1-Day SOFR, 1.09%	Annual	N/A		07/20/24	USD	21,852	294,040	(30,060)	324,100
4.16%	Annual	1-Day SOFR, 1.09%	Annual	N/A		07/23/24	USD	28,619	385,592	(39,833)	425,425
4.14%	Annual	1-Day SOFR, 1.09%	Annual	N/A		08/12/24	USD	21,139	300,827	(29,234)	330,061
4.14%	Annual	1-Day SOFR, 1.09%	Annual	N/A		08/13/24	USD	13,774	196,270	(19,151)	215,421
4.13%	Annual	1-Day SOFR, 1.09%	Annual	N/A		08/27/24	USD	33,815	496,760	(48,165)	544,925
1-Day SONIA, 4.93%	Monthly	4.26%	Monthly	09/06/23	(a)	09/06/24	GBP	25,649	(607,044)	140	(607,184)
28-Day MXIBTIIE, 11.50%	Monthly	9.78%	Monthly	N/A		02/04/25	MXN	48,743	(17,983)	9	(17,992)
28-Day MXIBTIIE, 11.50%	Monthly	9.79%	Monthly	N/A		02/04/25	MXN	24,371	(8,780)	4	(8,784)
28-Day MXIBTIIE, 11.50%	Monthly	9.80%	Monthly	N/A		02/04/25	MXN	24,371	(8,462)	4	(8,466)
28-Day MXIBTIIE, 11.50%	Monthly	9.95%	Monthly	N/A		02/07/25	MXN	550,963	(110,705)	104	(110,809)
2.00%	Annual	1-Day SOFR, 1.09%	Annual	N/A		02/17/25	USD	13,415	776,369	49	776,320
1-Day SOFR, 1.09%	Annual	2.60%	Annual	N/A		02/17/25	USD	47,688	(2,209,850)	173	(2,210,023)
1-Day SOFR, 1.09%	Annual	2.70%	Annual	N/A		02/17/25	USD	47,688	(2,118,177)	173	(2,118,350)
1-Day SOFR, 1.09%	Annual	4.03%	Annual	N/A		03/10/25	USD	93,515	(1,723,422)	352	(1,723,774)
1-Day SOFR, 1.09%	Annual	3.75%	Annual	N/A		12/15/25	USD	12,146	(300,389)	77	(300,466)
3.83%	Annual	1-Day SOFR, 1.09%	Annual	N/A		02/19/26	USD	13,259	274,881	(63,855)	338,736
3.82%	Annual	1-Day SOFR, 1.09%	Annual	N/A		02/22/26	USD	3,623	75,924	(16,758)	92,682
1-Day SOFR, 1.09%	Annual	3.82%	Annual	N/A		03/08/26	USD	42,033	(860,955)	205,675	(1,066,630)
3.78%	Annual	1-Day SOFR, 1.09%	Annual	N/A		05/26/26	USD	61,194	1,110,505	(313,418)	1,423,923
3.78%	Annual	1-Day SOFR, 1.09%	Annual	N/A		05/27/26	USD	123,103	2,212,345	(633,934)	2,846,279
1-Day SOFR, 1.09%	Annual	3.77%	Annual	N/A		06/28/26	USD	9,810	(164,111)	53,133	(217,244)
1-Day SOFR, 1.09%	Annual	3.76%	Annual	N/A		07/13/26	USD	8,779	(187,210)	47,003	(234,213)
3.73%	Annual	1-Day SOFR, 1.09%	Annual	N/A		10/14/26	USD	13,157	293,476	(78,137)	371,613
3.73%	Annual	1-Day SOFR, 1.09%	Annual	N/A		11/10/26	USD	21,067	471,097	(135,077)	606,174
1-Day SOFR, 1.09%	Annual	3.71%	Annual	N/A		01/07/27	USD	34,517	(754,615)	235,049	(989,664)
1-Day SOFR, 1.09%	Annual	3.71%	Annual	N/A		01/10/27	USD	14,027	(305,709)	96,328	(402,037)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	35

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Capital Allocation Term Trust (BCAT)

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Trust		Received by the Trust		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1-Day SOFR, 1.09%	Annual	3.71%	Annual	N/A		01/14/27	USD	5,077	$(109,709)	$35,193	$(144,902)
1-Day SOFR, 1.09%	Annual	3.70%	Annual	N/A		02/09/27	USD	45,774	(965,842)	321,229	(1,287,071)
1-Day SOFR, 1.09%	Annual	1.56%	Annual	N/A		03/07/27	USD	25,628	(2,535,919)	176	(2,536,095)
1-Day SOFR, 1.09%	Annual	3.47%	Annual	03/10/25	(a)	03/10/27	USD	9,910	7,827	44	7,783
1-Day SOFR, 1.09%	Annual	2.91%	Annual	N/A		10/06/27	USD	23,669	(1,300,551)	188	(1,300,739)
1-Day SONIA, 4.93%	Monthly	3.18%	Monthly	02/10/27	(a)	02/10/28	GBP	85,657	(758,332)	524	(758,856)
1-Day SONIA, 4.93%	Annual	4.86%	Annual	N/A		06/20/28	GBP	6,480	(85,448)	(17)	(85,431)
3.51%	Annual	1-Day SOFR, 1.09%	Annual	N/A		02/04/31	USD	4,489	69,274	(74,035)	143,309
3.51%	Annual	1-Day SOFR, 1.09%	Annual	N/A		02/05/31	USD	2,639	40,706	(43,535)	84,241
1-Day SOFR, 1.09%	Annual	3.50%	Annual	N/A		04/07/31	USD	20,008	(272,714)	328,549	(601,263)
1-Day SOFR, 1.09%	Annual	3.50%	Annual	N/A		04/08/31	USD	11,489	(155,097)	190,244	(345,341)
3.50%	Annual	1-Day SOFR, 1.09%	Annual	N/A		05/27/31	USD	7,341	80,733	(123,684)	204,417
3.50%	Annual	1-Day SOFR, 1.09%	Annual	N/A		05/28/31	USD	1,301	14,299	(21,754)	36,053
0.02%	Annual	6-mo. EURIBOR, 3.90%	Semi-Annual	N/A		08/26/31	EUR	9,317	2,301,245	159	2,301,086
3.50%	Annual	1-Day SOFR, 1.09%	Annual	N/A		10/12/31	USD	6,327	100,177	(113,543)	213,720
1-Day SOFR, 1.09%	Annual	3.50%	Annual	N/A		10/14/31	USD	19,924	(315,833)	357,826	(673,659)
1-Day SOFR, 1.09%	Annual	3.50%	Annual	N/A		11/19/31	USD	19,649	(306,817)	359,599	(666,416)
3.50%	Annual	1-Day SOFR, 1.09%	Annual	N/A		11/26/31	USD	3,326	51,512	(61,066)	112,578
3.50%	Annual	1-Day SOFR, 1.09%	Annual	N/A		11/30/31	USD	2,298	35,509	(42,234)	77,743
1-Day SOFR, 1.09%	Annual	3.50%	Annual	N/A		01/28/32	USD	31,646	(432,764)	603,218	(1,035,982)
2.38%	Annual	1-Day SOFR, 1.09%	Annual	N/A		04/08/32	USD	2,085	200,710	30	200,680
2.58%	Annual	1-Day SOFR, 1.09%	Annual	N/A		05/24/32	USD	14,246	1,119,000	(12,667)	1,131,667
2.60%	Annual	1-Day SOFR, 1.09%	Annual	N/A		05/26/32	USD	2,456	188,858	35	188,823
1-Day SOFR, 1.09%	Annual	3.47%	Annual	N/A		10/04/32	USD	10,285	(162,034)	150	(162,184)
1-Day SOFR, 1.09%	Annual	3.42%	Annual	N/A		10/05/32	USD	4,848	(97,855)	73	(97,928)
1-Day SOFR, 1.09%	Annual	3.05%	Annual	N/A		10/28/32	USD	11,483	(591,890)	174	(592,064)
1-Day SOFR, 1.09%	Annual	2.88%	Annual	N/A		11/02/32	USD	11,632	(767,470)	177	(767,647)
1-Day SOFR, 1.09%	Annual	2.92%	Annual	N/A		11/04/32	USD	11,671	(730,165)	177	(730,342)
1-Day SOFR, 1.09%	Annual	2.90%	Annual	N/A		11/15/32	USD	18,790	(1,203,097)	286	(1,203,383)
1-Day SOFR, 1.09%	Annual	3.20%	Annual	N/A		11/28/32	USD	10,953	(420,095)	167	(420,262)
1-Day ESTR, 1,143.69%	Annual	2.34%	Annual	01/19/28	(a)	01/19/33	EUR	7,414	(68,917)	104	(69,021)
1-Day SOFR, 1.09%	Annual	3.14%	Annual	05/12/28	(a)	05/12/33	USD	13,769	883	127	756
3.24%	Annual	1-Day SOFR, 1.09%	Annual	08/09/23	(a)	08/09/33	USD	6,094	145,431	98	145,333
3.45%	Annual	1-Day SOFR, 1.09%	Annual	N/A		11/26/41	USD	1,670	12,169	(68,720)	80,889
3.24%	Annual	1-Day SOFR, 1.09%	Annual	N/A		12/11/50	USD	1,632	13,780	(85,954)	99,734
3.23%	Annual	1-Day SOFR, 1.09%	Annual	N/A		01/07/51	USD	5,340	48,433	(273,563)	321,996
3.23%	Annual	1-Day SOFR, 1.09%	Annual	N/A		01/08/51	USD	1,844	16,724	(94,446)	111,170
3.23%	Annual	1-Day SOFR, 1.09%	Annual	N/A		01/25/51	USD	3,941	32,963	(202,815)	235,778
3.23%	Annual	1-Day SOFR, 1.09%	Annual	N/A		02/01/51	USD	4,033	32,472	(207,921)	240,393
3.23%	Annual	1-Day SOFR, 1.09%	Annual	N/A		02/04/51	USD	2,285	17,814	(117,968)	135,782
3.23%	Annual	1-Day SOFR, 1.09%	Annual	N/A		02/05/51	USD	2,366	18,446	(122,136)	140,582
3.23%	Annual	1-Day SOFR, 1.09%	Annual	N/A		02/22/51	USD	943	6,582	(48,913)	55,495
3.22%	Annual	1-Day SOFR, 1.09%	Annual	N/A		05/27/51	USD	3,534	11,020	(183,151)	194,171
3.22%	Annual	1-Day SOFR, 1.09%	Annual	N/A		05/28/51	USD	579	1,806	(30,004)	31,810
3.22%	Annual	1-Day SOFR, 1.09%	Annual	N/A		06/07/51	USD	1,105	2,870	(57,379)	60,249
1-Day SOFR, 1.09%	Annual	3.22%	Annual	N/A		06/22/51	USD	2,396	(3,878)	125,022	(128,900)
3.22%	Annual	1-Day SOFR, 1.09%	Annual	N/A		08/23/51	USD	793	7,474	(41,990)	49,464
3.21%	Annual	1-Day SOFR, 1.09%	Annual	N/A		10/15/51	USD	1,158	12,765	(60,056)	72,821
3.21%	Annual	1-Day SOFR, 1.09%	Annual	N/A		10/18/51	USD	1,791	19,713	(92,927)	112,640
1-Day SOFR, 1.09%	Annual	3.21%	Annual	N/A		11/08/51	USD	1,943	(20,824)	101,545	(122,369)
3.21%	Annual	1-Day SOFR, 1.09%	Annual	N/A		11/30/51	USD	757	7,607	(39,787)	47,394
3.21%	Annual	1-Day SOFR, 1.09%	Annual	N/A		01/21/52	USD	7,765	60,917	(414,420)	475,337

									$(17,338,774)	$(1,019,335)	$(16,319,439)

(a)	Forward Swap.

36	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Capital Allocation Term Trust (BCAT)

OTC Credit Default Swaps — Buy Protection

Reference Obligations/Index	Financing Rate Paid by the Trust	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse Group AG	1.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/28	EUR	3,700	$(2,104)	$131,587	$(133,691)
Credit Suisse Group AG	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/28	EUR	2,160	(1,228)	74,232	(75,460)
MetLife, Inc.	1.00	Quarterly	BNP Paribas SA	06/20/28	USD	120	352	897	(545)

							$(2,980)	$206,716	$(209,696)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Vistra Operations Company LLC	5.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/25	BB	USD	642	$44,468	$28,286	$16,182
			Morgan Stanley & Co.
CMBX.NA.9	3.00	Monthly	International PLC	09/17/58	N/R	USD	332	(79,099)	(70,789)	(8,310)
			Morgan Stanley & Co.
CMBX.NA.15	3.00	Monthly	International PLC	11/18/64	N/R	USD	1,000	(288,875)	(186,293)	(102,582)

								$(323,506)	$(228,796)	$(94,710)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.

(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

Paid by the Trust		Received by the Trust			Effective Date	Termination Date	Notional Amount (000)			Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation	)
Rate	Frequency	Rate	Frequency	Counterparty					Value
1-Day BZDIOVER, 3.34%	Monthly	12.78%	Monthly	Morgan Stanley & Co. International PLC	N/A	01/02/25	BRL	143,166	$790,654	$—	$790,654
1-Day BZDIOVER, 3.34%	Monthly	13.15%	Monthly	JPMorgan Chase Bank N.A.	N/A	01/02/25	BRL	7,385	51,125	—	51,125
1-Day BZDIOVER, 3.34%	Monthly	13.18%	Monthly	JPMorgan Chase Bank N.A.	N/A	01/02/25	BRL	7,381	51,882	—	51,882
1-Day BZDIOVER, 3.34%	Monthly	13.22%	Monthly	Citibank N.A.	N/A	01/02/25	BRL	3,883	27,931	—	27,931
China Fixing Repo Rates 7-Day, 1.88%	Monthly	2.60%	Monthly	Morgan Stanley & Co. International PLC	N/A	09/15/26	CNY	157,107	250,230	—	250,230

									$1,171,822	$—	$1,171,822

OTC Total Return Swaps

Paid by the Trust		Received by the Trust			Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation Depreciation
Rate/Reference	Frequency	Rate/Reference	Frequency	Counterparty
SPDR S&P Regional Banking ETF	Monthly	1-Day SOFR minus 0.40%, 1.09%	Monthly	BNP Paribas SA	N/A	09/15/23	USD	145	$8,309	$—	$8,309
SPDR S&P Regional Banking ETF	Monthly	1-Day SOFR minus 0.40%, 1.09%	Monthly	BNP Paribas SA	N/A	09/15/23	USD	146	8,421	—	8,421

									$16,730	$—	$16,730

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	37

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Capital Allocation Term Trust (BCAT)

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Monthly	Citibank N.A.(a)	10/11/23	$5,414,101	$(110,087	)(b)	$5,267,063	0.3%
	Monthly	JPMorgan Chase Bank N.A.(c)	02/08/24	(3,668,749)	225,559	(d)	(3,446,110)	0.2

					$115,472		$1,820,953

(b)	Amount includes $36,951 of net dividends and financing fees.
(d)	Amount includes $2,920 of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(a)	(c)
Range:	26 basis points	15-269 basis points
Benchmarks:	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Citibank N.A. as of period end, termination date October 11, 2023:

Security	Shares	Value	%of Basket Value

Reference Entity — Long

Common Stocks

Italy
Leonardo SpA	463,859	$5,267,063	100.0%

Net Value of Reference Entity — Citibank N.A		$5,267,063

The following table represents the individual short positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination date February 8, 2024:

Security	Shares	Value	% of Basket Value

Reference Entity — Short

Common Stocks

France
Pernod Ricard SA	(2,748)	$(607,238)	17.6%

United States
Air Transport Services Group, Inc.	(309)	(5,831)	0.2
Bank of Hawaii Corp.	(2,684)	(110,661)	3.2
BankUnited, Inc.	(5,595)	(120,572)	3.5
Banner Corp.	(2,044)	(89,261)	2.6

Security	Shares	Value	% of Basket Value

United States (continued)
Cadence Bank	(5,063)	$(99,437)	2.9%
Charles Schwab Corp.	(3,907)	(221,449)	6.4
Columbia Banking System, Inc.	(4,896)	(99,291)	2.9
Community Bank System, Inc.	(1,974)	(92,541)	2.7
Cullen/Frost Bankers, Inc.	(1,088)	(116,993)	3.4
CVB Financial Corp.	(7,069)	(93,876)	2.7
FB Financial Corp.	(3,640)	(102,102)	3.0
Glacier Bancorp, Inc.	(3,312)	(103,235)	3.0
Hancock Whitney Corp.	(2,732)	(104,854)	3.0
Huntington Bancshares, Inc.	(19,352)	(208,615)	6.1
OceanFirst Financial Corp.	(3,487)	(54,467)	1.6
Pacific Premier Bancorp, Inc.	(5,182)	(107,164)	3.1
Prosperity Bancshares, Inc.	(1,544)	(87,205)	2.5
Sabre Corp.	(7,741)	(24,694)	0.7
ServisFirst Bancshares, Inc.	(2,078)	(85,032)	2.5
SouthState Corp.	(1,486)	(97,779)	2.8
Synovus Financial Corp.	(881)	(26,650)	0.8
Truist Financial Corp.	(6,669)	(202,404)	5.9
UMB Financial Corp.	(1,664)	(101,338)	2.9
Valley National Bancorp	(13,506)	(104,672)	3.0
Washington Federal, Inc.	(3,633)	(96,347)	2.8
Western Alliance Bancorp	(6,906)	(251,862)	7.3
Zions Bancorp NA	(1,137)	(30,540)	0.9

		(2,838,872)

Net Value of Reference Entity — JPMorgan Chase Bank N.A		$(3,446,110)

38	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Capital Allocation Term Trust (BCAT)

Balances Reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value

Centrally Cleared Swaps(a)	$5,388,808	$(4,085,923)	$19,195,996	$(36,096,526)	$—
OTC Swaps	235,002	(257,082)	1,430,293	(430,675)	—
Options Written	N/A	N/A	1,989,476	(2,260,306)	(5,181,400)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$7,852	$—	$23,175	$—	$5,576,301	$—	$5,607,328
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	3,146,529	—	—	3,146,529
Options purchased
Investments at value — unaffiliated(b)	—	7,819	5,340,410	128,992	338,032	—	5,815,253
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	19,195,996	—	19,195,996
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	251,184	242,289	—	1,171,822	—	1,665,295

	$7,852	$259,003	$5,605,874	$3,275,521	$26,282,151	$—	$35,430,401

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$694,909	$—	$1,709,794	$—	$2,404,703
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	4,289,790	—	—	4,289,790
Options written
Options written at value	—	383	1,287,599	29,003	3,864,415	—	5,181,400
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	556,999	—	—	35,515,435	24,092	36,096,526
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	577,670	110,087	—	—	—	687,757

	$—	$1,135,052	$2,092,595	$4,318,793	$41,089,644	$24,092	$48,660,176

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the Consolidated Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the period ended June 30, 2023, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(6,169,515)	$—	$(3,725,612)	$—	$(9,895,127)
Forward foreign currency exchange contracts	—	—	—	(1,335,978)	—	—	(1,335,978)
Options purchased(a)	—	(56,061)	(765,449)	134,982	(474,618)	(181,496)	(1,342,642)
Options written	—	9,173	4,730,734	(56,037)	2,655,035	—	7,338,905
Swaps	—	6,306,654	753,908	—	(3,882,899)	—	3,177,663

	$—	$6,259,766	$(1,450,322)	$(1,257,033)	$(5,428,094)	$(181,496)	$(2,057,179)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	39

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Capital Allocation Term Trust (BCAT)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$7,852	$—	$(3,550,994)	$—	$(2,472,239)	$—	$(6,015,381)
Forward foreign currency exchange contracts	—	—	—	5,339,835	—	—	5,339,835
Options purchased(b)	—	(34,572)	1,878,712	(8,502)	(3,013,663)	—	(1,178,025)
Options written	—	6,861	(244,459)	62,483	5,046,397	—	4,871,282
Swaps	—	(2,999,192)	871,713	—	(2,558,840)	(11,053)	(4,697,372)

	$7,852	$(3,026,903)	$(1,045,028)	$5,393,816	$(2,998,345)	$(11,053)	$(1,679,661)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$363,590,919
Average notional value of contracts — short	$512,683,291
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$450,004,146
Average amounts sold — in USD	$56,334,233
Options:
Average value of option contracts purchased	$6,339,711
Average value of option contracts written	$2,904,256
Average notional value of swaption contracts purchased	$176,513,827
Average notional value of swaption contracts written	$683,134,982
Credit default swaps:
Average notional value — buy protection	$8,318,156
Average notional value — sell protection	$41,285,677
Interest rate swaps:
Average notional value — pays fixed rate	$625,350,786
Average notional value — receives fixed rate	$1,355,720,298
Inflation swaps:
Average notional value — receives fixed rate	$1,550,186
Total return swaps:
Average notional value	$18,586,351

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities

Derivative Financial Instruments
Futures contracts	$828,791		$1,556,547
Forward foreign currency exchange contracts	3,146,529		4,289,790
Options	5,815,253	(a)	5,181,400
Swaps — centrally cleared	—		78,757
Swaps — OTC(b)	1,665,295		687,757

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	11,455,868		11,794,251

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(6,113,283)		(2,918,322)

Total derivative assets and liabilities subject to an MNA	$5,342,585		$8,875,929

(a)

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statement of Assets and Liabilities.

40	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Capital Allocation Term Trust (BCAT)

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets	(c)(d)
Bank of America N.A.	$367,479	$(232,041)	$—	$—	$135,438
Barclays Bank PLC	2,220,388	—	—	—	2,220,388
BNP Paribas SA	42,909	(550)	—	—	42,359
Citibank N.A.	352,075	(352,075)	—	—	—
Deutsche Bank AG	275,860	(71,481)	—	—	204,379
Goldman Sachs International	113,770	(113,770)	—	—	—
HSBC Bank PLC	19,822	(2,764)	—	—	17,058
JPMorgan Chase Bank N.A.	742,830	(742,830)	—	—	—
Morgan Stanley & Co. International PLC	1,099,820	(645,950)	—	(453,870)	—
State Street Bank and Trust Co.	107,632	(91,321)	—	—	16,311

	$5,342,585	$(2,252,782)	$—	$(453,870)	$2,635,933

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(c)(e)
Bank of America N.A.	$232,041	$(232,041)	$—	$—	$—
BNP Paribas SA	550	(550)	—	—	—
Citibank N.A.	1,370,896	(352,075)	—	(880,000)	138,821
Deutsche Bank AG	71,481	(71,481)	—	—	—
Goldman Sachs International	1,506,681	(113,770)	—	(790,000)	602,911
HSBC Bank PLC	2,764	(2,764)	—	—	—
JPMorgan Chase Bank N.A.	4,949,610	(742,830)	—	(980,000)	3,226,780
Morgan Stanley & Co. International PLC	645,950	(645,950)	—	—	—
State Street Bank and Trust Co.	91,321	(91,321)	—	—	—
UBS AG	4,635	—	—	—	4,635

	$8,875,929	$(2,252,782)	$—	$(2,650,000)	$3,973,147

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount receivable from the counterparty in the event of default.
(e)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statement of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$148,863,004	$10,257,333	$159,120,337
Common Stocks
Australia	—	6,060,101	—	6,060,101
Canada	23,805,176	—	—	23,805,176
Cayman Islands	301,594	—	—	301,594
China	—	5,100,189	—	5,100,189
France	—	49,649,954	—	49,649,954

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	41

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Capital Allocation Term Trust (BCAT)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Germany	$971,351	$31,993,838	$—	$32,965,189
Hong Kong	—	5,163,258	—	5,163,258
India	—	—	1,666,907	1,666,907
Israel	8,296,550	—	—	8,296,550
Italy	5,028,567	3,562,170	—	8,590,737
Japan	—	57,746,871	—	57,746,871
Netherlands	575,602	48,224,761	—	48,800,363
South Korea	—	4,750,553	—	4,750,553
Spain	—	11,432,291	—	11,432,291
Switzerland	9,777,981	25,061,697	—	34,839,678
Taiwan	6,997,894	—	—	6,997,894
United Kingdom	4,068,978	40,319,353	819,138	45,207,469
United States	579,180,467	10,164,495	12,305,527	601,650,489
Corporate Bonds	—	234,059,116	52,861,557	286,920,673
Fixed Rate Loan Interests	—	—	6,311,138	6,311,138
Floating Rate Loan Interests	—	47,117,569	59,845,921	106,963,490
Foreign Agency Obligations	—	77,698,031	—	77,698,031
Investment Companies	24,628,891	—	—	24,628,891
Municipal Bonds	—	2,848,666	—	2,848,666
Non-Agency Mortgage-Backed Securities	—	86,842,929	10,659,955	97,502,884
Other Interests	—	—	5,057,600	5,057,600
Preferred Securities
Capital Trust	—	480,379	—	480,379
Preferred Stocks	—	5,047,411	66,523,788	71,571,199
U.S. Government Sponsored Agency Securities	—	160,517,995	—	160,517,995
Warrants
Cayman Islands	18,493	—	—	18,493
Israel	716	—	135,712	136,428
United States	123,487	27,685	805,244	956,416
Short-Term Securities
Certificates of Deposit	—	2,935,667	—	2,935,667
Commercial Paper	—	771,860	—	771,860
Money Market Funds	47,815,406	—	—	47,815,406
Options Purchased
Credit Contracts	—	7,819	—	7,819
Equity Contracts	5,284,492	55,918	—	5,340,410
Foreign Currency Exchange Contracts	—	128,992	—	128,992
Interest Rate Contracts	—	338,032	—	338,032
Unfunded Floating Rate Loan Interests(a)	—	—	4,404	4,404
Liabilities
Unfunded Floating Rate Loan Interests(a)	—	(3,226)	(6,649)	(9,875)

	$716,875,645	$1,066,967,378	$227,247,575	2,011,090,598

Investments Valued at NAV(b)				4,457,660

				$2,015,548,258

Derivative Financial Instruments(c)
Assets
Commodity Contracts	$7,852	$—	$—	$7,852
Credit Contracts	—	16,182	—	16,182
Equity Contracts	—	265,464	—	265,464
Foreign Currency Exchange Contracts	—	3,146,529	—	3,146,529
Interest Rate Contracts	5,576,301	20,367,818	—	25,944,119
Liabilities
Credit Contracts	—	(877,970)	—	(877,970)
Equity Contracts	(1,904,462)	(188,133)	—	(2,092,595)
Foreign Currency Exchange Contracts	—	(4,318,793)	—	(4,318,793)

42	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Capital Allocation Term Trust (BCAT)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(c)
Interest Rate Contracts	$(1,709,794)	$(39,379,850)	$—	$(41,089,644)
Other Contracts	—	(24,092)	—	(24,092)

	$1,969,897	$(20,992,845)	$—	$(19,022,948)

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)	Certain investments of the Trust were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Fixed Rate Loan Interests	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Options Purchased

Assets
Opening balance, as of December 31, 2022	$11,817,455	$27,126,641	$36,101,303	$—	$80,651,617	$10,549,081	$23,343
Transfers into Level 3	—	—	—	—	3,373,416	3,324,346	—
Transfers out of Level 3	(1,024,116)	(111,445)	—	—	(2,184,857)	(866,700)	—
Other(a)	—	(8,415,167)	8,754,728	7,083,981	(15,838,709)	—	—
Accrued discounts/premiums	2,962	—	103,706	20,384	61,613	46,176	—
Net realized gain (loss)	8,756	—	8,765	26,780	(353,714)	(202,487)	(43,332)
Net change in unrealized appreciation (depreciation)(b)(c)	222,342	(4,007,958)	(272,326)	68,428	1,187,825	(458,649)	19,989
Purchases	—	199,501	9,536,138	—	3,957,396	—	—
Sales	(770,066)	—	(1,370,757)	(888,435)	(11,008,666)	(1,731,812)	—

Closing balance, as of June 30, 2023	$10,257,333	$14,791,572	$52,861,557	$6,311,138	$59,845,921	$10,659,955	$—

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2023(c)	$222,342	$(4,007,958)	$(272,326)	$68,428	$801,213	$(681,270)	$(1,011,984)

	Other Interests	Preferred Stocks	Unfunded Floating Rate Loan Interests	Warrants	Total

Assets
Opening balance, as of December 31, 2022	$6,069,584	$56,384,367	$—	$957,038	$229,680,429
Transfers into Level 3	—	—	—	—	6,697,762
Transfers out of Level 3	—	—	—	(7,361)	(4,194,479)
Other(a)	—	8,415,167	—	—	—
Accrued discounts/premiums	—	—	—	—	234,841
Net realized gain (loss)	—	—	—	—	(555,232)
Net change in unrealized appreciation (depreciation)(b)(c)	(1,011,984)	(416,346)	(2,245)	(8,721)	(4,679,645)
Purchases	—	2,140,600	—	—	15,833,635
Sales	—	—	—	—	(15,769,736)

Closing balance, as of June 30, 2023	$5,057,600	$66,523,788	$(2,245)	$940,956	$227,247,575

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2023(c)	$(416,346)	$(2,245)	$(8,721)	$(5,308,866)	$(10,617,733)

(a)	Certain Level 3 investments were re-classified between Common Stocks, Corporate Bonds, Floating Rate Loan Interests and Preferred Stocks.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statements of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2023 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	43

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock Capital Allocation Term Trust (BCAT)

unadjusted third-party pricing information in the amount of $28,730,726. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value

Assets

Common Stocks	$17,994,364	Market	Revenue Multiple	1.80x - 23.00x		7.84x
			Volatility	51% - 58%		55%
			Time to Exit	1.4 -1.6 years		1.5 years
			Gross Profit Multiple	18.00x		—

Asset Backed Securities	6,426,553	Income	Discount Rate	9% - 9%		9%

Corporate Bonds	45,562,295	Income	Discount Rate	8% - 35%		15%

Floating Rate Loan Interests	53,667,130	Income	Discount Rate	10% - 15%		12%
			Credit Spread	399 - 421		408

Fixed Rate Loan Interest	6,311,138	Income	Discount Rate	13%		—
			Credit Spread	819		—

Other Interests	5,057,600	Income	Discount Rate	8% - 10%		9%

Preferred Stocks	62,556,814	Market	Revenue Multiple	0.21x - 29.00x		11.37x
			Volatility	49% - 90%		69%
			Time to Exit	1.5 -5.0 years		3.2 years
			Market Adjustment Multiple	1.10x		—
			EBITDAR Multiple	7.50x		—
			Gross Profit Multiple	7.50x		—
			Discount Rate	13% - 15%		13%

Warrants	940,955	Market	Revenue Multiple	3.75x - 29.00x		12.35x
			Volatility	44% - 60%		57%
			Time to Exit	0.5 - 4.3 years		4.0 years
		Income	Discount Rate	35%		—

	$198,516,849

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to consolidated financial statements.

44	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) June 30, 2023	BlackRock ESG Capital Allocation Term Trust (ECAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities

Cayman Islands(b) — 1.7%
ALM Ltd., Series 2020-1A, Class D, (3-mo. LIBOR US + 6.00%), 11.26%, 10/15/29(a)	USD	325	$295,551
Apidos CLO XXXVI, Series 2021-36A, Class B, (3- mo. LIBOR US + 1.60%), 6.85%, 07/20/34(a)		250	243,505
Ares LVI CLO Ltd., Series 2020-56A, Class ER, (3- mo. LIBOR US + 6.50%), 11.76%, 10/25/34(a)		250	227,182
Battalion CLO IX Ltd., Series 2015-9A, Class DR, (3-mo. LIBOR US + 3.25%), 8.51%, 07/15/31(a)		250	225,466
Birch Grove CLO 3 Ltd., Series 2021-3A, Class D1, (3-mo. LIBOR US + 3.20%), 8.47%, 01/19/35(a)		500	470,036
Birch Grove CLO Ltd., Series 19A, Class DR, (3-mo. LIBOR US + 3.35%), 8.90%, 06/15/31(a)		500	490,320
BlueMountain CLO Ltd., Series 2013-2A, Class A1R, (3-mo. LIBOR US + 1.18%), 6.45%, 10/22/30(a)		218	217,655
Carlyle U.S. CLO Ltd., Series 2018-4A, Class A2, (3-mo. LIBOR US + 1.80%), 7.05%, 01/20/31(a)		500	493,795
CarVal CLO VC Ltd.(a)
Series 2021-2A, Class D, (3-mo. LIBOR US + 3.25%), 8.51%, 10/15/34		250	239,753
Series 2021-2A, Class E, (3-mo. LIBOR US + 6.75%), 12.01%, 10/15/34		250	232,662
Cedar Funding IX CLO Ltd., Series 2018-9A, Class D, (3-mo. LIBOR US + 2.60%), 7.85%, 04/20/31(a)		250	229,779
Cedar Funding XIV CLO Ltd.(a)
Series 2021-14A, Class B, (3-mo. LIBOR US + 1.60%), 6.86%, 07/15/33		500	491,308
Series 2021-14A, Class E, (3-mo. LIBOR US + 6.34%), 11.60%, 07/15/33		250	221,837
CIFC Funding Ltd., Series 2013-1A, Class CR, (3- mo. LIBOR US + 3.55%), 8.81%, 07/16/30(a)		500	467,173
Elmwood CLO I Ltd., Series 2019-1A, Class AR, (3-mo. LIBOR US + 1.45%), 6.70%, 10/20/33(a)		250	248,552
Elmwood CLO II Ltd., Series 2019-2A, Class ER, (3-mo. LIBOR US + 6.80%), 12.05%, 04/20/34(a)		750	733,303
Elmwood CLO IV Ltd., Series 2020-1A, Class B, (3-mo. LIBOR US + 1.70%), 6.96%, 04/15/33(a)		500	491,179
Elmwood CLO VII Ltd., Series 2020-4A, Class SUB, 0.00%, 01/17/34(a)		1,000	712,814
Generate CLO 6 Ltd., Series DR, Class 6A, (3-mo. LIBOR US + 3.50%), 8.77%, 01/22/35(a)		750	701,248
GoldenTree Loan Management U.S. CLO 1 Ltd.(a)
Series 2021-11A, Class E, (3-mo. LIBOR US + 5.35%), 10.60%, 10/20/34		1,500	1,346,796
Series 2021-9A, Class E, (3-mo. LIBOR US + 4.75%), 10.00%, 01/20/33		750	665,296
GoldenTree Loan Management U.S. CLO 5 Ltd., Series 2019-5A, Class BR, (3-mo. LIBOR US + 1.55%), 6.80%, 10/20/32(a)		250	248,249
Golub Capital Partners CLO 53B Ltd., Series 2021- 53A, Class E, (3-mo. LIBOR US + 6.70%), 11.95%, 07/20/34(a)		250	232,622
Golub Capital Partners CLO 55B Ltd., Series 2021- 55A, Class E, (3-mo. LIBOR US + 6.56%), 11.81%, 07/20/34(a)		250	235,826

Security		Par (000)	Value

Cayman Islands (continued)
Gulf Stream Meridian 1 Ltd., Series 2020-IA, Class E, (3-mo. LIBOR US + 6.45%), 11.71%, 04/15/33(a)	USD	375	$328,419
Gulf Stream Meridian 7 Ltd., Series 2022-7A, Class D, (3-mo. CME Term SOFR + 6.85%), 11.84%, 07/15/35(a)		250	222,421
Madison Park Funding XLIX Ltd., Series 2021-49A, Class E, (3-mo. LIBOR US + 6.25%), 11.52%, 10/19/34(a)		500	463,537
Madison Park Funding XXIX Ltd., Series 2018-29A, Class E, (3-mo. LIBOR US + 5.70%), 10.96%, 10/18/30(a)		250	233,243
Madison Park Funding XXXIV Ltd., Series 2019-34A, Class DR, (3-mo. LIBOR US + 3.35%), 8.61%, 04/25/32(a)		250	244,359
Madison Park Funding XXXVIII Ltd., Series 2021- 38A, Class B, (3-mo. LIBOR US + 1.65%), 6.91%, 07/17/34(a)		500	487,500
Marble Point CLO XXIII Ltd., Series 2021-4A, Class D1, (3-mo. LIBOR US + 3.65%), 8.92%, 01/22/35(a)		250	238,116
Mill City Solar Loan Ltd.
Series 2019-1A, Class C, 5.92%, 03/20/43		1,307	1,092,268
Series 2019-1A, Class D, 7.14%, 03/20/43		1,999	1,489,662
Myers Park CLO Ltd., Series 2018-1A, Class E, (3- mo. LIBOR US + 5.50%), 10.75%, 10/20/30(a)		250	211,914
Neuberger Berman CLO XIV Ltd., Series 2012-14A, Class AR2, (3-mo. LIBOR US + 1.03%), 6.30%, 01/28/30(a)		236	234,686
Neuberger Berman Loan Advisers CLO 46 Ltd., Series 2021- 46A, Class B, (3-mo. LIBOR US + 1.65%), 6.90%, 01/20/36(a)		250	245,891
Octagon 54 Ltd., Series 2021-1A, Class D, (3-mo. LIBOR US + 3.05%), 8.31%, 07/15/34(a)		1,500	1,390,613
OHA Credit Partners XIII Ltd., Series 2016-13A, Class BR, (3-mo. LIBOR US + 1.70%), 6.96%, 10/25/34(a)		250	244,303
OHA Loan Funding Ltd., Series 2013-2A, Class AR, (3-mo. LIBOR US + 1.04%), 6.43%, 05/23/31(a)		500	497,368
Palmer Square CLO Ltd.(a)
Series 2013-2A, Class A2R3, (3-mo. LIBOR US + 1.50%), 6.76%, 10/17/31		250	247,407
Series 2020-3A, Class A2R, (3-mo. LIBOR US + 1.60%), 6.92%, 11/15/31		500	494,735
Palmer Square Loan Funding Ltd., Series 2021-4A, Class E, (3-mo. LIBOR US + 7.51%), 12.77%, 10/15/29(a)		500	469,436
Park Avenue Institutional Advisers CLO Ltd., Series 2021-2A, Class D, (3-mo. LIBOR US + 3.40%), 8.66%, 07/15/34(a)		1,650	1,556,944
Pikes Peak CLO 11, Series 2021-11A, Class A1, (3-mo. CME Term SOFR + 1.95%), 7.02%, 07/25/34(a)		1,500	1,503,143
Rad CLO 15 Ltd., Series 2021-15A, Class E, (3-mo. LIBOR US + 6.20%), 11.45%, 01/20/34(a)		250	221,665
Regatta XVII Funding Ltd., Series 2020-1A, Class E, (3-mo. LIBOR US + 7.61%), 12.87%, 10/15/33(a)		250	243,979

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	45

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock ESG Capital Allocation Term Trust (ECAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Cayman Islands (continued)
Regatta XXIV Funding Ltd.(a)
Series 2021-5A, Class D, (3-mo. LIBOR US + 3.10%), 8.35%, 01/20/35	USD	250	$241,535
Series 2021-5A, Class E, (3-mo. LIBOR US + 6.80%), 12.05%, 01/20/35		250	237,699
Sixth Street CLO XVI Ltd., Series 2020-16A, Class A1A, (3-mo. LIBOR US + 1.32%), 6.57%, 10/20/32(a)		750	743,721
Sixth Street CLO XVII Ltd., Series 2021-17A, Class E, (3-mo. LIBOR US + 6.20%), 11.45%, 01/20/34(a)		750	695,895
Stratus CLO Ltd.(a)
Series 2021-1A, Class E, (3-mo. LIBOR US + 5.00%), 10.25%, 12/29/29		1,250	1,135,081
Series 2021-1A, Class SUB, 0.00%, 12/29/29		1,250	617,825
Series 2021-2A, Class E, (3-mo. LIBOR US + 5.75%), 11.00%, 12/28/29		300	280,416
Series 2021-3A, Class E, (3-mo. LIBOR US + 5.75%), 11.00%, 12/29/29		250	233,998
Symphony CLO XXIII Ltd., Series 2020-23A, Class ER, (3-mo. LIBOR US + 6.15%), 11.41%, 01/15/34(a)		500	470,086
TICP CLO IX Ltd., Series 2017-9A, Class D, (3-mo. LIBOR US + 2.90%), 8.15%, 01/20/31(a)		250	241,936
TICP CLO XIV Ltd., Series 2019-14A, Class DR, (3-mo. LIBOR US + 6.70%), 11.95%, 10/20/32(a)		500	480,464
Trestles CLO V Ltd., Series 2021-5A, Class E, (3- mo. LIBOR US + 6.35%), 11.60%, 10/20/34(a)		1,000	912,460
Trimaran CAVU Ltd.(a)
Series 2019-1A, Class E, (3-mo. LIBOR US + 7.04%), 12.29%, 07/20/32		500	441,003
Series 2021-2A, Class D1, (3-mo. LIBOR US + 3.25%), 8.51%, 10/25/34		550	526,337
Voya CLO Ltd., Series 2019-3A, Class BR, (3-mo. LIBOR US + 1.65%), 6.91%, 10/17/32(a)		250	247,063
Whitebox CLO II Ltd., Series 2020-2A, Class ER, (3-mo. LIBOR US + 7.10%), 12.37%, 10/24/34(a)		250	234,943
Whitebox CLO III Ltd.(a)
Series 2021-3A, Class D, (3-mo. LIBOR US + 3.35%), 8.61%, 10/15/34		1,000	955,226
Series 2021-3A, Class E, (3-mo. LIBOR US + 6.85%), 12.11%, 10/15/34		1,250	1,197,037

			32,416,241

United States(b) — 1.6%
FirstKey Homes Trust, Series 2022-SFR1, Class E1, 5.00%, 05/17/39		3,000	2,781,514
Gulf Stream Meridian 1 Ltd., Series 2020-IA, Class A1, (3-mo. LIBOR US + 1.37%), 6.63%, 04/15/33(a)		500	493,209
Home Partners of America Trust
Series 2021-2, Class F, 3.80%, 12/17/26		2,411	2,074,877
Series 2021-3, Class F, 4.24%, 01/17/41		3,697	3,086,979
Mariner Finance Issuance Trust, Series 2021-BA, Class E, 4.68%, 11/20/36		470	363,153
Mosaic Solar Loan Trust, Series 2018-2GS, Class C, 5.97%, 02/22/44		380	317,731
New Residential Mortgage Loan Trust, Series 2022- SFR1, Class F, 4.44%, 02/17/39		3,000	2,541,493
Progress Residential Trust
Series 2021-SFR10, Class F, 4.61%, 12/17/40		2,992	2,526,134
Series 2021-SFR11, Class G, 4.69%, 01/17/39		3,000	2,497,460

Security		Par (000)	Value

United States (continued)
Progress Residential Trust (continued)
Series 2021-SFR9, Class F, 4.05%, 11/17/40	USD	2,400	$1,972,723
Series 2022-SFR1, Class F, 4.88%, 02/17/41		2,000	1,703,963
Series 2022-SFR1, Class G, 5.52%, 02/17/41		2,000	1,699,873
Series 2022-SFR3, Class E1, 5.20%, 04/17/39		2,700	2,466,355
Republic Finance Issuance Trust
Series 2020-A, Class D, 7.00%, 11/20/30		600	543,395
Series 2021-A, Class D, 5.23%, 12/22/31		800	661,317
Tricon Residential Trust
Series 2021-SFR1, Class F, 3.69%, 07/17/38		1,375	1,192,101
Series 2021-SFR1, Class G, 4.13%, 07/17/38		887	769,289
Series 2022-SFR1, Class E2, 5.74%, 04/17/39		1,200	1,131,872

			28,823,438

Total Asset-Backed Securities — 3.3% (Cost: $68,602,216)			61,239,679

		Shares

Common Stocks

Canada — 0.2%
Cameco Corp.(c)		85,490	2,678,402
Enbridge, Inc.		43,930	1,632,846

			4,311,248

China — 0.4%
BYD Co. Ltd., Class H		237,500	7,615,351

Finland — 0.8%
Neste OYJ		381,026	14,670,733

France — 5.4%
Accor SA		41,280	1,536,088
BNP Paribas SA		219,311	13,839,831
Cie de Saint-Gobain		285,397	17,376,784
Hermes International		1,086	2,360,659
Kering SA		12,911	7,129,443
LVMH Moet Hennessy Louis Vuitton SE		24,809	23,392,709
Sanofi		15,439	1,662,097
Schneider Electric SE		134,209	24,382,639
TotalEnergies SE		36,869	2,116,451
TotalEnergies SE, ADR		44,000	2,536,160
Vinci SA		20,616	2,395,485

			98,728,346

Germany — 2.9%
Commerzbank AG		107,982	1,197,072
Infineon Technologies AG		15,643	644,214
Mercedes-Benz Group AG, Registered Shares		211,613	17,033,007
SAP SE		184,077	25,146,286
SAP SE, ADR		6,500	889,265
Siemens AG, Registered Shares		48,896	8,151,006

			53,060,850

Hong Kong — 0.2%
AIA Group Ltd.		377,400	3,833,062

Italy — 0.2%
Ariston Holding NV		432,171	4,564,944

Japan — 1.8%
FANUC Corp.		248,600	8,727,263
Honda Motor Co. Ltd.		129,300	3,916,996
Japan Airlines Co. Ltd.		170,600	3,699,197

46	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock ESG Capital Allocation Term Trust (ECAT) (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Keyence Corp.	16,100	$7,650,019
Sysmex Corp.	74,200	5,082,474
Toyota Motor Corp.	306,700	4,929,308

		34,005,257

Netherlands — 2.2%
ASML Holding NV	28,173	20,434,687
ING Groep NV, Series N	1,425,485	19,217,809

		39,652,496

Norway — 0.0%
Equinor ASA, ADR	24,000	701,040

South Korea — 0.5%
Samsung SDI Co. Ltd.	11,346	5,793,658
SK Hynix, Inc.	29,008	2,548,770

		8,342,428

Spain — 0.4%
Cellnex Telecom SA(b)	160,101	6,468,686

Sweden — 0.1%
Volvo AB, B Shares	120,044	2,484,312

Switzerland — 1.6%
Alcon, Inc.	88,232	7,319,935
Nestle SA, Registered Shares	134,706	16,203,990
TE Connectivity Ltd.	47,622	6,674,699

		30,198,624

Taiwan — 0.6%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR .	110,084	11,109,677

United Kingdom — 2.0%
AstraZeneca PLC	4,000	573,417
AstraZeneca PLC, ADR	123,260	8,821,718
Barclays PLC	216,478	421,683
Compass Group PLC	168,745	4,725,385
Lloyds Banking Group PLC	10,389,625	5,759,471
RELX PLC	212,706	7,096,016
Teya Services Ltd., Series C, (Acquired 11/16/21, Cost: $1,099,370)(d)(e)	566	375,411
Unilever PLC	178,856	9,313,779

		37,086,880

United States — 35.6%
Abbott Laboratories(f)	187,626	20,454,987
Activision Blizzard, Inc.(g)	7,768	654,842
Adobe, Inc.(g)	8,896	4,350,055
Advanced Micro Devices, Inc.(g)	50,418	5,743,114
Air Products and Chemicals, Inc.	43,125	12,917,231
Alphabet, Inc., Class C(g)	288,452	34,894,038
Amazon.com, Inc.(g)	88,204	11,498,273
American Tower Corp.(f)	135,308	26,241,634
AmerisourceBergen Corp.	12,119	2,332,059
Amgen, Inc.	5,751	1,276,837
Apple, Inc.	55,499	10,765,141
Applied Materials, Inc.	118,922	17,188,986
Archer-Daniels-Midland Co.	168,771	12,752,337
Bank of America Corp.	9,666	277,318
Boston Scientific Corp.(g)	609,201	32,951,682
Bunge Ltd.	19,695	1,858,223
CF Industries Holdings, Inc.	34,633	2,404,223

Security	Shares	Value

United States (continued)
Chubb Ltd.	1,600	$308,096
Constellation Brands, Inc., Class A	1,485	365,503
Costco Wholesale Corp.	12,504	6,731,904
Deere & Co.	14,613	5,921,041
Delta Air Lines, Inc.(g)	125,553	5,968,790
Dexcom, Inc.(g)	45,407	5,835,254
Edwards Lifesciences Corp.(g)	127,521	12,029,056
Eli Lilly & Co.	51,599	24,198,899
First Solar, Inc.(g)	2,312	439,488
Ford Motor Co.	30,710	464,642
Fortive Corp.	70,658	5,283,099
General Motors Co.	14,088	543,233
Hilton Worldwide Holdings, Inc.	38,806	5,648,213
Home Depot, Inc.	17,395	5,403,583
Humana, Inc.	20,796	9,298,516
Intuit, Inc.	5,100	2,336,769
Intuitive Surgical, Inc.(g)	79,437	27,162,688
Johnson Controls International PLC	92,716	6,317,668
JPMorgan Chase & Co.	19,106	2,778,777
KLA Corp.	3,712	1,800,394
L3Harris Technologies, Inc.	26,727	5,232,345
Linde PLC	15,755	6,003,915
Lowe’s Cos., Inc.	11,208	2,529,646
LPL Financial Holdings, Inc.	52,588	11,434,209
M/I Homes, Inc.(g)	5,393	470,216
Marsh & McLennan Cos., Inc.	179,380	33,737,790
Masco Corp.	196,220	11,259,104
Mastercard, Inc., Class A	52,270	20,557,791
McKesson Corp.	4,860	2,076,727
Merck & Co., Inc.	138,319	15,960,629
Meritage Homes Corp.	3,231	459,674
Micron Technology, Inc.	63,247	3,991,518
Microsoft Corp.(f)	144,614	49,246,852
Mr. Cooper Group, Inc.(g)	14,649	741,825
NextEra Energy, Inc.(f)	338,242	25,097,556
NIKE, Inc., Class B	62,266	6,872,298
NVIDIA Corp.	23,125	9,782,338
Progressive Corp.	23,888	3,162,055
Proof Acquisition Corp.(d)	24,722	27,689
Rockwell Automation, Inc.	11,002	3,624,609
RXO, Inc.(g)	5,166	117,113
Salesforce, Inc.(g)	61,852	13,066,854
Schlumberger NV	12,666	622,154
ServiceNow, Inc.(f)(g)	35,172	19,765,609
SPDR S&P Biotech ETF(c)	40,000	3,328,000
Symbotic Corp., Class A	8,580	367,310
Tesla, Inc.(g)	54,931	14,379,288
Thermo Fisher Scientific, Inc.(f)	62,808	32,770,074
Uber Technologies, Inc.(g)	2,308	99,636
United Airlines Holdings, Inc.(g)	14,543	797,974
United Parcel Service, Inc., Class B	23,331	4,182,082
UnitedHealth Group, Inc.	24,944	11,989,084
Visa, Inc., Class A	15,738	3,737,460

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	47

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock ESG Capital Allocation Term Trust (ECAT) (Percentages shown are based on Net Assets)

Security		Shares	Value

United States (continued)
Walt Disney Co.(g)		79,830	$7,127,222
Zoetis, Inc.		16,726	2,880,384

			654,895,623

Total Common Stocks — 54.9% (Cost: $934,199,339)			1,011,729,557

		Par (000)

Corporate Bonds

Australia — 0.4%
FMG Resources August Pty. Ltd., 6.13%, 04/15/32(b)	USD	1,257	1,197,915
Oceana Australian Fixed Income Trust, A Note Upsize(d)
8.00%, 01/21/24(a)	AUD	7,570	4,967,116
1.00%, 03/28/26		690	440,706

			6,605,737

Austria — 0.0%
Benteler International AG, 9.38%, 05/15/28	EUR	765	842,072

Belgium(h) — 0.0%
Anheuser-Busch InBev SA, 4.00%, 09/24/25	GBP	100	121,018
KBC Group NV, (1-year UK Government Bond + 0.92%), 1.25%, 09/21/27(a)		100	106,436

			227,454

Canada — 0.3%
Mattamy Group Corp., 5.25%, 12/15/27(b)	USD	938	874,119
Nutrien Ltd., 4.90%, 03/27/28		1,500	1,471,185
Rogers Communications, Inc., 3.20%, 03/15/27(b)		2,500	2,324,238
Thomson Reuters Corp., 4.30%, 11/23/23		250	247,947
Toronto-Dominion Bank, 2.88%, 04/05/27(h)	GBP	100	110,830

			5,028,319

France — 0.0%
Altice France SA/France, 5.50%, 01/15/28(b)	USD	267	201,613
BNP Paribas SA(h)
3.38%, 01/23/26	GBP	100	116,726
1.88%, 12/14/27		100	103,486
Societe Generale SA, 1.88%, 10/03/24(h)		100	119,502
TotalEnergies Capital International SA, 1.66%, 07/22/26(h)		100	111,900

			653,227

Germany — 0.2%
Adler Pelzer Holding GmbH, 9.50%, 04/01/27	EUR	1,768	1,782,137
Lanxess AG, 10.25%, 03/31/31(d)		2,600	2,791,018

			4,573,155

Ireland — 0.2%
Shire Acquisitions Investments Ireland DAC, 3.20%, 09/23/26	USD	4,020	3,774,591

Japan — 0.4%
Mizuho Financial Group, Inc., (1-year CMT + 1.25%), 3.26%, 05/22/30(a)		2,040	1,799,505
Rakuten Group, Inc., 10.25%, 11/30/24(b)		555	546,669

Security		Par (000)	Value

Japan (continued)
Takeda Pharmaceutical Co. Ltd., 2.05%, 03/31/30	USD	3,160	$2,626,120
Toyota Motor Corp., 2.36%, 03/25/31		2,000	1,705,419

			6,677,713

Jersey — 0.1%
Aptiv PLC, 3.10%, 12/01/51		2,605	1,637,757

MultiNational — 0.3%
Connect Finco SARL/Connect U.S. Finco LLC, 6.75%, 10/01/26(b)		850	825,619
NXP BV/NXP Funding LLC/NXP USA, Inc.
3.88%, 06/18/26		1,626	1,561,659
3.25%, 11/30/51		3,380	2,256,015

			4,643,293

Netherlands — 0.4%
Cooperatieve Rabobank UA, (1-year UK Government Bond + 1.05%), 1.88%, 07/12/28(a)(h)	GBP	100	106,281
ING Groep NV, 3.00%, 02/18/26(h)		100	115,371
LYB International Finance II BV, 3.50%, 03/02/27	USD	1,020	964,651
Mondelez International Holdings Netherlands BV, 0.75%, 09/24/24(b)		3,000	2,821,030
Trivium Packaging Finance BV, 5.50%, 08/15/26(b)		2,654	2,548,249

			6,555,582

Singapore — 0.3%
Pfizer Investment Enterprises Pte. Ltd.
4.45%, 05/19/26		2,685	2,652,515
4.75%, 05/19/33		2,280	2,271,410

			4,923,925

Spain(h) — 0.0%
Banco Santander SA, (1-year UK Government Bond + 1.80%), 3.13%, 10/06/26(a)	GBP	400	459,923
Telefonica Emisiones SA, 5.38%, 02/02/26		200	246,179

			706,102

Sweden — 0.0%
Swedbank AB, (1-year UK Government Bond + 1.00%), 1.38%, 12/08/27(a)(h)		100	105,338

Switzerland — 0.2%
Credit Suisse AG, 2.95%, 04/09/25	USD	1,480	1,390,789
Credit Suisse AG/New York, 3.70%, 02/21/25		1,475	1,409,517
UBS Group AG, (1-year CMT + 0.83%), 1.01%, 07/30/24(a)(b)		1,528	1,521,639

			4,321,945

United Kingdom — 0.2%
AstraZeneca PLC, 1.38%, 08/06/30		119	95,747
Barclays PLC(h)
3.00%, 05/08/26	GBP	100	113,335
3.25%, 02/12/27		100	111,244
BG Energy Capital PLC, 5.13%, 12/01/25(h)		200	247,157
Deuce Finco PLC, 5.50%, 06/15/27(b)		586	630,726
HSBC Holdings PLC, (1-day SONIA + 1.31%), 1.75%, 07/24/27(a)		100	108,162
Informa PLC, 3.13%, 07/05/26(h)		100	114,130
Lloyds Banking Group PLC, 2.25%, 10/16/24(h)		200	240,219
NatWest Group PLC(a)(h)
(1-year GBP Swap + 1.49%), 2.88%, 09/19/26		100	115,113
(1-year GBP Swap + 2.01%), 3.13%, 03/28/27		100	113,745

48	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock ESG Capital Allocation Term Trust (ECAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United Kingdom (continued)
Royalty Pharma PLC, 1.20%, 09/02/25	USD	2,000	$1,803,708
Santander U.K. Group Holdings PLC, 3.63%, 01/14/26(h)	GBP	100	115,976

			3,809,262

United States — 22.2%
AbbVie, Inc.
4.25%, 11/14/28	USD	975	945,713
3.20%, 11/21/29		7,350	6,646,430
Acadia Healthcare Co., Inc., 5.00%, 04/15/29(b)		2,176	2,006,492
Albertsons Cos., Inc./Safeway, Inc./New Albertsons
LP/Albertsons LLC, 4.63%, 01/15/27(b)		431	408,374
Alexandria Real Estate Equities, Inc., 2.95%, 03/15/34		792	624,669
Allegiant Travel Co., 7.25%, 08/15/27(b)		635	632,657
Alphabet, Inc., 1.10%, 08/15/30		121	97,885
American Express Co.
3.00%, 10/30/24		1,815	1,749,724
4.99%, 05/01/26		1,125	1,111,027
American Honda Finance Corp., 2.25%, 01/12/29		1,000	869,041
American Tower Corp.
1.45%, 09/15/26		2,250	1,979,390
2.75%, 01/15/27		3,000	2,729,312
1.88%, 10/15/30		119	93,896
American Water Capital Corp.
3.45%, 06/01/29		1,658	1,538,816
2.80%, 05/01/30		2,060	1,800,624
Amgen, Inc.
5.50%, 12/07/26(h)	GBP	100	123,522
5.15%, 03/02/28	USD	1,800	1,798,379
2.45%, 02/21/30		2,080	1,783,191
3.00%, 01/15/52		2,590	1,726,734
2.77%, 09/01/53		2,025	1,258,174
Anheuser-Busch InBev Worldwide, Inc.
4.75%, 01/23/29		3,000	2,986,969
3.50%, 06/01/30		5,710	5,309,650
Archer-Daniels-Midland Co., 3.25%, 03/27/30		1,500	1,374,251
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 3.25%, 09/01/28(b)		1,353	1,162,184
Ashton Woods USA LLC/Ashton Woods Finance Co., 4.63%, 08/01/29(b)		2,661	2,267,784
Astrazeneca Finance LLC, 4.88%, 03/03/28		2,680	2,678,458
AT&T, Inc.
2.90%, 12/04/26	GBP	200	225,943
4.25%, 03/01/27	USD	1,990	1,934,582
5.50%, 03/15/27(h)	GBP	100	122,012
2.30%, 06/01/27	USD	1,000	899,362
Autodesk, Inc., 2.85%, 01/15/30		911	798,687
AvalonBay Communities, Inc.
2.05%, 01/15/32		3,300	2,638,987
5.00%, 02/15/33		3,228	3,214,697
Bank of America Corp.(a)
(1-day SOFR + 0.67%), 1.84%, 02/04/25		1,142	1,112,586
(1-day SOFR + 0.91%), 0.98%, 09/25/25		2,230	2,095,130
(1-day SOFR + 1.37%), 1.92%, 10/24/31		119	94,197
(1-day SOFR + 1.63%), 5.20%, 04/25/29		1,353	1,338,213
(3-mo. CME Term SOFR + 1.13%), 2.46%, 10/22/25		1,750	1,670,904
Bank of New York Mellon Corp., 1.65%, 01/28/31		119	95,645

Security		Par (000)	Value

United States (continued)
Baxter International, Inc.
1.32%, 11/29/24	USD	1,130	$1,060,246
1.92%, 02/01/27		2,155	1,914,101
Becton Dickinson & Co.
3.36%, 06/06/24		1,250	1,222,778
3.70%, 06/06/27		4,035	3,836,378
2.82%, 05/20/30		3,000	2,623,784
1.96%, 02/11/31		119	96,412
Bristol-Myers Squibb Co., 1.45%, 11/13/30		3,454	2,773,006
Broadcom, Inc.
1.95%, 02/15/28(b)		2,124	1,836,840
4.15%, 11/15/30		3,370	3,100,566
Calpine Corp., 4.50%, 02/15/28(b)		860	778,585
CCO Holdings LLC/CCO Holdings Capital Corp., 5.38%, 06/01/29(b)		1,245	1,125,598
Centene Corp., 2.45%, 07/15/28		1,362	1,164,178
CenterPoint Energy Houston Electric LLC, 4.95%, 04/01/33		2,500	2,495,513
Cigna Corp., 3.00%, 07/15/23		2,000	1,997,660
Citigroup, Inc.
1.75%, 10/23/26	GBP	200	218,607
(1-day SOFR + 0.69%), 2.01%, 01/25/26(a)	USD	1,433	1,346,152
(1-day SOFR + 1.55%), 5.61%, 09/29/26(a)		1,960	1,957,335
Clorox Co., 1.80%, 05/15/30		119	97,330
Cloud Software Group, Inc., 6.50%, 03/31/29(b)		2,073	1,845,759
Comcast Corp.
2.65%, 02/01/30		1,580	1,382,044
3.40%, 04/01/30		1,500	1,378,205
1.50%, 02/15/31		119	94,658
4.65%, 02/15/33		2,331	2,314,019
Commercial Metals Co., 4.38%, 03/15/32		1,987	1,717,156
Conagra Brands, Inc., 0.50%, 08/11/23		1,780	1,769,945
Covanta Holding Corp., 4.88%, 12/01/29(b)		3,498	3,025,770
Crown Castle, Inc.
3.10%, 11/15/29		3,065	2,668,672
2.50%, 07/15/31		2,334	1,917,416
CSC Holdings LLC(b)
5.38%, 02/01/28		1,294	1,039,782
7.50%, 04/01/28		1,264	720,445
CSX Corp., 4.10%, 11/15/32		6,485	6,134,444
CVS Health Corp.
3.38%, 08/12/24		2,965	2,889,734
3.75%, 04/01/30		2,000	1,834,554
1.75%, 08/21/30		2,225	1,775,403
2.13%, 09/15/31		2,120	1,702,403
Dana, Inc.
5.63%, 06/15/28		1,309	1,230,350
4.25%, 09/01/30		383	318,861
Dell International LLC/EMC Corp., 5.30%, 10/01/29		1,500	1,489,064
DR Horton, Inc., 1.30%, 10/15/26		3,345	2,931,304
Duke Energy Florida LLC, 2.40%, 12/15/31		1,500	1,231,867
Eaton Corp., 4.15%, 03/15/33		2,750	2,611,770
Ecolab, Inc.
5.25%, 01/15/28		4,490	4,560,729
2.13%, 02/01/32		4,000	3,273,657
Elevance Health, Inc.
2.25%, 05/15/30		2,500	2,094,173
2.55%, 03/15/31		3,625	3,045,788
5.50%, 10/15/32		1,724	1,772,291
Emerald Debt Merger Sub LLC, 6.63%, 12/15/30(b)		1,001	992,241

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	49

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock ESG Capital Allocation Term Trust (ECAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Equinix, Inc.
2.90%, 11/18/26	USD	2,000	$1,833,786
1.55%, 03/15/28		3,500	2,925,730
Flyr Convertible Notes, 8.00%, 08/10/27(d)		2,119	2,138,413
Flyr Secured Notes, 10.00%, 05/10/27(d)		1,053	976,160
Ford Motor Co.
3.25%, 02/12/32		2,518	1,980,871
6.10%, 08/19/32		2,250	2,180,601
Forestar Group, Inc., 3.85%, 05/15/26(b)		399	366,625
Fortrea Holdings, Inc., 7.50%, 07/01/30(b)		171	175,099
Freed Corp., 10.00%, 12/07/23(d)		2,957	2,805,441
Freedom Mortgage Corp.(b)
8.13%, 11/15/24		1,307	1,294,853
8.25%, 04/15/25		826	805,359
FreeWire Technologies, Inc., 15.27%, 04/26/25(d)		3,424	3,411,559
Frontier Communications Holdings LLC(b)
8.75%, 05/15/30		1,000	977,374
8.63%, 03/15/31		395	382,284
Gen Digital, Inc., 6.75%, 09/30/27(b)		1,394	1,390,075
General Mills, Inc.
4.20%, 04/17/28		4,210	4,085,943
2.88%, 04/15/30		400	355,220
General Motors Financial Co., Inc.
6.05%, 10/10/25		1,720	1,723,009
1.50%, 06/10/26		2,000	1,767,386
Gilead Sciences, Inc.
0.75%, 09/29/23		1,730	1,710,476
3.65%, 03/01/26		1,750	1,683,521
2.95%, 03/01/27		1,050	986,032
1.65%, 10/01/30		119	97,121
Goldman Sachs Group, Inc.
3.85%, 01/26/27		2,500	2,376,827
7.25%, 04/10/28	GBP	100	129,936
(1-day SOFR + 0.80%), 1.43%, 03/09/27(a)	USD	2,500	2,233,763
(1-day SOFR + 0.82%), 1.54%, 09/10/27(a)		1,000	878,903
(1-day SOFR + 1.25%), 2.38%, 07/21/32(a)		119	95,319
Series VAR, (1-day SOFR + 0.79%), 1.09%, 12/09/26(a)		1,000	891,136
HCA, Inc.
5.38%, 02/01/25		2,500	2,478,081
5.25%, 06/15/26		1,960	1,938,578
5.88%, 02/01/29		2,605	2,621,908
Healthpeak OP LLC, 5.25%, 12/15/32		3,000	2,919,405
Hershey Co., 4.25%, 05/04/28		1,785	1,766,105
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc(b)
5.00%, 06/01/29		865	767,644
4.88%, 07/01/31		1,335	1,119,980
Home Depot, Inc., 2.50%, 04/15/27		1,750	1,623,255
HSBC USA, Inc., 5.63%, 03/17/25		1,500	1,493,305
Intercontinental Exchange, Inc., 1.85%, 09/15/32		2,479	1,910,940
International Business Machines Corp.
3.30%, 01/27/27		1,750	1,654,128
4.50%, 02/06/28		1,750	1,715,570
3.50%, 05/15/29		1,506	1,389,809
2.95%, 05/15/50		605	405,235
JPMorgan Chase & Co.(a)
(1-day SOFR + 0.77%), 1.47%, 09/22/27		2,500	2,207,059
(1-day SOFR + 1.02%), 2.07%, 06/01/29		2,170	1,861,056
(1-day SONIA + 0.68%), 0.99%, 04/28/26(h)	GBP	200	229,779

Security		Par (000)	Value

United States (continued)
JPMorgan Chase & Co.(a) (continued)
(3-mo. CME Term SOFR + 0.60%), 0.65%, 09/16/24	USD	392	$387,424
(3-mo. CME Term SOFR + 1.11%), 1.76%, 11/19/31		119	94,179
KB Home, 4.80%, 11/15/29		2,081	1,908,696
Keurig Dr. Pepper, Inc.
4.60%, 05/25/28		1,750	1,712,112
2.25%, 03/15/31		4,765	3,919,470
Kilroy Realty LP, 2.50%, 11/15/32		119	82,656
Kraft Heinz Foods Co.
3.75%, 04/01/30		1,505	1,396,646
4.25%, 03/01/31		3,000	2,853,798
Lam Research Corp., 1.90%, 06/15/30		3,800	3,166,171
Lessen, Inc., 13.10%, 01/05/28(d)		1,780	1,654,944
Lowe’s Cos., Inc.
3.10%, 05/03/27		1,750	1,633,857
1.70%, 10/15/30		2,014	1,613,816
3.00%, 10/15/50		1,740	1,140,447
Marriott Ownership Resorts, Inc.
4.75%, 01/15/28		1,294	1,164,600
4.50%, 06/15/29(b)		888	766,402
Mauser Packaging Solutions Holding Co., 7.88%, 08/15/26(b)		2,105	2,091,335
Medline Borrower LP, 3.88%, 04/01/29(b)		2,396	2,082,275
MetLife, Inc., 4.55%, 03/23/30		3,060	2,990,142
Mondelez International, Inc., 1.50%, 02/04/31		119	93,463
Morgan Stanley
3.63%, 01/20/27		2,000	1,899,019
(1-day SOFR + 1.00%), 2.48%, 01/21/28(a)		1,087	980,946
(1-day SOFR + 1.03%), 1.79%, 02/13/32(a)		119	92,308
(1-day SOFR + 1.14%), 2.70%, 01/22/31(a)		2,500	2,126,234
Motorola Solutions, Inc., 5.60%, 06/01/32		2,000	1,981,768
Nationstar Mortgage Holdings, Inc.(b)
6.00%, 01/15/27		224	208,384
5.50%, 08/15/28		1,921	1,682,690
5.13%, 12/15/30		961	779,563
5.75%, 11/15/31		454	372,936
Netflix, Inc., 4.88%, 04/15/28		2,675	2,645,492
Newmont Corp.
2.80%, 10/01/29		2,055	1,766,585
2.60%, 07/15/32		2,615	2,136,612
Northern States Power Co., 2.90%, 03/01/50		1,225	843,804
NRG Energy, Inc., 3.38%, 02/15/29(b)		1,391	1,137,667
NVIDIA Corp.
2.85%, 04/01/30		2,005	1,818,185
2.00%, 06/15/31		3,250	2,721,927
Olympus Water U.S. Holding Corp.(b)
7.13%, 10/01/27		705	635,627
9.75%, 11/15/28		4,483	4,372,270
Oncor Electric Delivery Co. LLC
4.30%, 05/15/28		3,119	3,034,017
2.75%, 05/15/30		2,025	1,775,279
Oracle Corp.
2.40%, 09/15/23		1,765	1,752,783
1.65%, 03/25/26		2,000	1,815,103
3.60%, 04/01/50		2,135	1,525,583
Parker-Hannifin Corp., 3.25%, 06/14/29		3,250	2,955,914
PECO Energy Co., 4.60%, 05/15/52		2,425	2,216,677
Pitney Bowes, Inc., 6.88%, 03/15/27(b)		1,250	925,587

50	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock ESG Capital Allocation Term Trust (ECAT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United States (continued)
PNC Financial Services Group, Inc., (1-day SOFR + 1.09%), 4.76%, 01/26/27(a)	USD	2,427	$2,371,963
PPG Industries, Inc.
1.20%, 03/15/26		1,000	895,752
2.55%, 06/15/30		3,140	2,676,273
Prologis LP, 2.25%, 01/15/32		119	96,061
Public Service Electric and Gas Co., 4.65%, 03/15/33		2,650	2,599,850
QUALCOMM, Inc., 1.65%, 05/20/32		2,000	1,578,304
Republic Services, Inc.
4.88%, 04/01/29		1,185	1,183,114
1.45%, 02/15/31		4,119	3,232,594
1.75%, 02/15/32		2,745	2,147,132
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.(b)
2.88%, 10/15/26		2,062	1,824,870
3.63%, 03/01/29		1,398	1,174,974
Ryder System, Inc., 2.90%, 12/01/26		2,110	1,933,006
S&P Global, Inc.
2.70%, 03/01/29		2,010	1,809,073
1.25%, 08/15/30		119	93,714
Sabre Global, Inc., 9.25%, 04/15/25(b)		122	113,777
Salesforce, Inc., 1.95%, 07/15/31		1,500	1,237,773
San Diego Gas & Electric Co., Series XXX, 3.00%, 03/15/32		1,000	857,219
Sherwin-Williams Co., 3.45%, 08/01/25		1,750	1,680,396
Sonder Holdings, Inc., (13.99% PIK), 13.99%, 01/19/27(a)(d)(i)		5,768	5,047,261
Sonoco Products Co., 2.25%, 02/01/27		807	721,036
Southern California Edison Co., 5.30%, 03/01/28		2,500	2,499,723
Sprint LLC, 7.88%, 09/15/23		8,990	9,011,711
Steel Dynamics, Inc.
2.80%, 12/15/24		1,000	954,322
3.45%, 04/15/30		3,060	2,718,585
Stem, Inc., 0.50%, 12/01/28(b)(j)		275	157,909
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(b)		1,643	1,613,738
Tenet Healthcare Corp.
4.25%, 06/01/29		2,081	1,880,032
6.13%, 06/15/30		1,206	1,188,754
Thermo Fisher Scientific, Inc., 1.75%, 10/15/28		2,346	2,021,501
T-Mobile U.S., Inc.
3.75%, 04/15/27		2,750	2,603,166
3.38%, 04/15/29		3,930	3,548,978
3.40%, 10/15/52		1,360	970,572
Toyota Motor Credit Corp.
4.45%, 05/18/26		2,740	2,699,434
1.90%, 09/12/31		119	95,726
Travel & Leisure Co., 4.63%, 03/01/30(b)		440	372,350
Tyson Foods, Inc., 4.00%, 03/01/26		2,750	2,657,341
Union Pacific Corp., 2.40%, 02/05/30		5,070	4,406,130
United Wholesale Mortgage LLC(b)
5.50%, 11/15/25		1,304	1,240,766
5.75%, 06/15/27		1,346	1,228,844
UnitedHealth Group, Inc., 5.35%, 02/15/33		4,645	4,826,644
Verizon Communications, Inc.
4.33%, 09/21/28		1,750	1,687,007
1.13%, 11/03/28	GBP	100	98,557
1.75%, 01/20/31	USD	4,000	3,155,737

Security	Par (000)		Value

United States (continued)
VMware, Inc.
4.65%, 05/15/27	USD	750	$728,696
4.70%, 05/15/30		1,500	1,431,518
2.20%, 08/15/31		2,369	1,861,560
Walt Disney Co.
3.80%, 03/22/30		3,042	2,874,766
2.65%, 01/13/31		2,830	2,463,906
Waste Management, Inc., 1.50%, 03/15/31		3,509	2,794,781
Welltower OP LLC
4.50%, 01/15/24		1,750	1,730,626
3.63%, 03/15/24		1,750	1,720,692
WestRock MWV LLC, 7.95%, 02/15/31		2,000	2,265,178
Workday, Inc., 3.50%, 04/01/27		6,020	5,706,050
Xerox Holdings Corp., 5.00%, 08/15/25(b)		500	472,032
Xylem, Inc., 2.25%, 01/30/31		3,000	2,489,287

			408,518,677

Total Corporate Bonds — 25.2% (Cost: $480,716,870)			463,604,149

Fixed Rate Loan Interests

United States — 0.2%
AMF MF Portfolio, Term Loan, 6.69%, 11/01/28(d)		4,075	4,049,534

Total Fixed Rate Loan Interests — 0.2% (Cost: $4,019,334)			4,049,534

Floating Rate Loan Interests(a)

Belgium — 0.1%
Apollo Finco, 2021 EUR Term Loan B, (6-mo. EURIBOR + 4.85%), 8.78%, 09/29/28	EUR	2,536	1,849,692

Luxembourg — 0.1%
Speed Midco 3 SARL, EUR Term Loan B1, (3-mo. EURIBOR + 6.40%), 10.00%, 04/26/29		1,852	2,005,513

United States — 1.1%
Altar Bidco, Inc., 2021 2nd Lien Term Loan, (12-mo. CME Term SOFR at 0.50% Floor + 5.60%), 10.51%, 02/01/30	USD	1,609	1,413,103
American Auto Auction Group, LLC, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 5.00%), 10.24%, 12/30/27(d)		428	398,362
CML Paradise Plaza, Term Loan, (3-mo. LIBOR US + 3.60%), 8.81%, 12/07/26(d)		4,992	4,841,278
EIS Group, Inc., Term Loan, (3-mo. CME Term SOFR + 7.00%), 12.07%, 05/01/28(d)		3,406	3,351,128
Galaxy Universal LLC(d)
1st Lien Term Loan, (3-mo. LIBOR US at 1.00% Floor + 5.75%), 10.98%, 11/12/26		6,194	5,976,934
2022 Delayed Draw Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 5.75%), 11.31%, 06/24/23		265	263,557
GoTo Group, Inc., Term Loan B, (1-mo. LIBOR US + 4.75%), 9.94%, 08/31/27		249	155,020
Hydrofarm Holdings LLC, 2021 Term Loan, (1-mo. LIBOR US at -4.50% Floor + 5.50%), 10.72%, 09/27/28(d)		1,116	915,124

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	51

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock ESG Capital Allocation Term Trust (ECAT) (Percentages shown are based on Net Assets)

Security		Par (000)	Value

United States (continued)
Redstone Holdco 2 LP, 2021 Term Loan, (3-mo. LIBOR US at 0.75% Floor + 4.75%), 10.01%, 04/27/28	USD	993	$823,097
Signal Parent, Inc., Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.50%), 8.70%, 04/03/28 ..		985	794,509
Vaca Morada Partners LP, Revolver, (3-mo. LIBOR US + 2.75%), 8.07%, 03/25/24(d)		991	988,468

			19,920,580

Total Floating Rate Loan Interests — 1.3% (Cost: $25,298,268)			23,775,785

Foreign Agency Obligations

Spain(b)(h) — 0.6%
Spain Government Bond
2.55%, 10/31/32	EUR	1,839	1,879,877
3.15%, 04/30/33		5,667	6,059,166
3.90%, 07/30/39		2,222	2,475,915

			10,414,958

United Kingdom — 0.1%
United Kingdom Gilt, 0.50%, 10/22/61(h)		4,471	1,798,194

Total Foreign Agency Obligations — 0.7% (Cost: $11,982,120)			12,213,152

		Shares

Investment Companies

United States — 1.2%
iShares iBoxx $ Investment Grade Corporate Bond ETF(k)		64,139	6,935,991
iShares JP Morgan USD Emerging Markets Bond ETF(c)(k)		153,257	13,262,861
iShares Russell 2000 ETF(k)		100	18,727
iShares Russell Mid-Cap Growth ETF(k)		3,916	378,403
VanEck J. P. Morgan EM Local Currency Bond ETF(c)		84,550	2,161,098

Total Investment Companies — 1.2% (Cost: $22,980,980)			22,757,080

		Par (000)

Municipal Bonds

Puerto Rico(a) — 0.1%
Commonwealth of Puerto Rico, GO
0.00%, 11/01/43	USD	385	194,421
0.00%, 11/01/51		4,297	1,789,975
Commonwealth of Puerto Rico, RB, 0.00%, 11/01/51		1,828	639,647

Total Municipal Bonds — 0.1% (Cost: $2,732,880)			2,624,043

Security		Par (000)	Value

Non-Agency Mortgage-Backed Securities

United States(a)(b) — 2.1%
Barclays Mortgage Loan Trust, Series 2021-NQM1, Class B1, 4.38%, 09/25/51	USD	2,047	$1,474,782
CHNGE Mortgage Trust
Series 2022-1, Class M1, 3.99%, 01/25/67		2,000	1,569,863
Series 2022-2, Class M1, 4.61%, 03/25/67		5,000	4,094,734
DBUBS Mortgage Trust, Series 2017-BRBK, Class F, 3.65%, 10/10/34		1,470	1,079,550
FREMF 2018-KW05 Trust, Series 2018-W5FX, Class CFX, 3.79%, 04/25/28		1,923	1,583,882
Grace Trust, Series 2020-GRCE, Class D, 2.77%, 12/10/40		2,000	1,389,105
GS Mortgage Securities Corp. Trust
Series 2021-DM, Class E, (1-mo. LIBOR US + 2.94%), 8.13%, 11/15/36		2,150	2,048,874
Series 2021-DM, Class F, (1-mo. LIBOR US + 3.44%), 8.63%, 11/15/36		2,150	2,025,959
Hudson Yards Mortgage Trust, Series 2019-55HY, Class F, 3.04%, 12/10/41		2,000	1,312,631
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2021-MHC, Class E, (1-mo. Term SOFR + 2.56%), 7.71%, 04/15/38		2,270	2,179,467
Series 2021-NYAH, Class E, (1-mo. LIBOR US + 1.84%), 7.03%, 06/15/38		2,000	1,718,892
Series 2022-NLP, Class F, (1-mo. Term SOFR + 3.54%), 8.69%, 04/15/37		1,991	1,723,579
Series 2022-OPO, Class D, 3.56%, 01/05/39		860	622,815
Manhattan West Mortgage Trust, Series 2020-1MW, Class D, 2.41%, 09/10/39		2,250	1,820,246
MFRA Trust, Class M1, 4.57%, 09/25/56		4,000	3,314,166
MHC Commercial Mortgage Trust, Series 2021- MHC, Class F, (1-mo. Term SOFR + 2.72%), 7.86%, 04/15/38		2,000	1,940,780
RIAL Issuer Ltd., Series 2022-FL8, Class A, (1-mo. Term SOFR + 2.25%), 7.34%, 01/19/37		2,315	2,271,730
RMF Buyout Issuance Trust, Series 2021-HB1, Class M4, 4.70%, 11/25/31(d)		3,500	2,576,000
SUMIT Mortgage Trust, Series 2022-BVUE, Class D, 2.99%, 02/12/41		650	450,273
Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class A, (1-mo. Term SOFR + 2.19%), 7.33%, 05/15/37		2,410	2,340,727
Velocity Commercial Capital Loan Trust, Series 2021-4, Class M4, 4.48%, 12/26/51		2,787	1,978,226

Total Non-Agency Mortgage-Backed Securities — 2.1% (Cost: $46,963,531)			39,516,281

		Shares

Preferred Securities

Preferred Stocks — 1.3%(d)

Finland — 0.2%
Aiven, Series D		35,053	3,093,427

Israel — 0.2%
Deep Instinct Ltd., Series D-4, (Acquired 09/20/22, Cost: $3,691,502)(e)		523,592	3,822,222

52	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock ESG Capital Allocation Term Trust (ECAT) (Percentages shown are based on Net Assets)

Security		Shares	Value

Sweden — 0.0%
Volta, Series C, (Acquired 02/22/22, Cost: $293,944)(e)		2,492	$324,382

United States — 0.9%
Cap Hill Brands		1,088,268	1,643,285
Clarify Health		318,926	2,283,510
Lessen Nine GmbH
Series B		456,729	4,261,282
Series C		24,168	225,487
MNTN Digital, Inc., Series D, (Acquired 11/05/21, Cost: $1,239,070)(e)		53,954	709,495
Verge Genomics, Inc., Series B, (Acquired 11/05/21, Cost: $1,437,421)(e)		269,847	1,602,891
Versa Networks, Inc., Series E, (Acquired 10/14/22, Cost: $4,623,422), 10/07/32(e)		1,584,337	4,958,975

Zero Mass Water, Inc., Series D, (Acquired 07/05/22, Cost: $249,208)(e)		6,084	239,892

			15,924,817

Total Preferred Securities — 1.3% (Cost: $25,101,215)			23,164,848

		Par (000)

U.S. Government Sponsored Agency Securities

Mortgage-Backed Securities — 7.2%
Uniform Mortgage-Backed Securities(l)
3.00%, 07/13/53	USD	9,147	8,049,890
3.50%, 07/13/53		61,157	55,726,347
4.50%, 07/13/53		71,616	68,852,095

Total U.S. Government Sponsored Agency Securities — 7.2% (Cost: $132,796,415)			132,628,332

		Shares

Warrants

Israel — 0.0%
Deep Instinct Ltd., (Acquired 09/20/22, Cost: $0), (1 Share for 1 Warrant, Expires 09/20/32) (d)(e)(g)		36,915	228,873

United States(d)(g) — 0.1%
Flyr Warrants, (Issued/Exercisable 05/10/22, 1 Share for 1 Warrant, Expires 05/10/32, Strike Price USD 3.95)		5,576	92,561
FreeWire Technologies, Inc., (Issued 04/27/22, 1 Share for 1 Warrant, Expires 04/26/27, Strike Price USD 3.35)		354,944	134,879
FreeWire Technologies, Inc., (Issued 05/02/22, Expires 04/26/27, Strike Price USD 3.35)		17,747	6,744

Security		Shares	Value

United States (continued)
Proof Acquisition Corp. I, (1 Share for 1 Warrant, Expires 12/23/28, Strike Price USD 11.50)		61,805	$4,944
Sonder Holdings, Inc., (Issued 11/19/20, Exercisable 01/19/21, 1 Share for 1 Warrant, Expires 11/19/26, Strike Price USD 12.50)		75,255	1
Versa Networks, Inc., (Acquired 10/14/22, Cost: $0), (1 Share for 1 Warrant, Expires 10/07/32) (e)		195,273	558,481

			797,610

Total Warrants — 0.1% (Cost: $61,806)			1,026,483

Total Long-Term Investments — 97.6% (Cost: $1,755,454,974)			1,798,328,923

		Par (000)

Short-Term Securities

Certificates of Deposit — 0.2%

United States — 0.2%
Citibank N.A., 5.00%, 09/21/23	USD	2,690	2,686,036

			2,686,036

Commercial Paper — 0.3%

United States(m) — 0.3%
Enel Finance America LLC, 5.34%, 09/06/23		720	712,486
General Motors Financial Co., Inc., 5.66%, 08/10/23 .		4,905	4,872,912

			5,585,398

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	53

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock ESG Capital Allocation Term Trust (ECAT) (Percentages shown are based on Net Assets)

Security	Shares	Value

Money Market Funds — 7.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 4.98%(k)(n)	139,618,407	$139,618,407
SL Liquidity Series, LLC, Money Market Series, 5.28%(k)(n)(o)	2,173,698	2,173,698

		141,792,105

Total Short-Term Securities — 8.2% (Cost: $150,070,811)		150,063,539

Options Purchased — 0.3% (Cost: $6,750,963)		4,770,396

Total Investments Before Options Written — 106.1% (Cost: $1,912,276,748)		1,953,162,858

Options Written — (0.2)% (Premiums Received: $(3,654,816))		(3,564,995)

Total Investments, Net of Options Written — 105.9% (Cost: $1,908,621,932)		1,949,597,863

Liabilities in Excess of Other Assets — (5.9)%		(107,801,079)

Net Assets — 100.0%		$1,841,796,784

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $12,820,622, representing 0.7% of its net assets as of period end, and an original cost of $12,633,937.

(f)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(g)	Non-income producing security.
(h)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(i)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(j)	Convertible security.
(k)	Affiliate of the Trust.
(l)	Represents or includes a TBA transaction.
(m)	Rates are discount rates or a range of discount rates as of period end.
(n)	Annualized 7-day yield as of period end.
(o)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six months ended June 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/23	Shares Held at 06/30/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$5,346,114	$134,272,293	(a)	$—	$—	$—	$139,618,407	139,618,407	$2,537,856		$—
iShares China Large-Cap ETF(b)	582,272	397,142		(1,079,256)	163,496	(63,654)	—	—	—		—
iShares iBoxx $ High Yield Corporate Bond ETF(b)	4,819,673	—		(4,907,458)	102,514	(14,729)	—	—	75,920		—
iShares iBoxx $ Investment Grade Corporate Bond ETF	2,649,878	24,462,039		(20,290,049)	47,010	67,113	6,935,991	64,139	68,036		—
iShares JP Morgan USD Emerging Markets Bond ETF	10,786,409	2,286,204		—	—	190,248	13,262,861	153,257	268,930		—
iShares Russell 2000 ETF	17,436	—		—	—	1,291	18,727	100	114		—
iShares Russell Mid-Cap Growth ETF	—	373,399		—	—	5,004	378,403	3,916	—		—
SL Liquidity Series, LLC, Money Market Series	—	2,171,148	(a)	—	2,550	—	2,173,698	2,173,698	21,556	(c)	—

					$315,570	$185,273	$162,388,087		$2,972,412		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

54	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock ESG Capital Allocation Term Trust (ECAT)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro Bund	120	09/07/23	$17,512	$(90,473)
Euro Stoxx 50 Index	137	09/15/23	6,626	128,724
Euro Stoxx Banks Index	93	09/15/23	549	21,552
MSCI Emerging Markets Index	4	09/15/23	200	(1,844)
NASDAQ 100 E-Mini Index	176	09/15/23	53,986	1,238,772
S&P 500 E-Mini Index	358	09/15/23	80,340	1,707,066
U.S. Long Bond	37	09/20/23	4,704	(5,846)
Long Gilt	34	09/27/23	4,115	(48,827)
2-Year U.S. Treasury Note	806	09/29/23	163,933	(1,722,993)
5-Year U.S. Treasury Note	737	09/29/23	78,963	(984,424)
Carbon Emissions(a)	3	12/18/23	292	7,852

				249,559

Short Contracts
Russell 2000 E-Mini Index	70	09/15/23	6,663	(61,099)
10-Year U.S. Treasury Note	1,094	09/20/23	122,870	2,197,046
10-Year U.S. Ultra Long Treasury Note	738	09/20/23	87,476	977,720
Ultra U.S. Treasury Bond	164	09/20/23	22,340	(90,202)

				3,023,465

				$3,273,024

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	52,066,611	USD	10,417,698	Barclays Bank PLC	09/20/23	$307,403
EUR	272,461	USD	297,396	Standard Chartered Bank	09/20/23	1,050
GBP	1,111,826	USD	1,402,987	Deutsche Bank AG	09/20/23	9,333
MXN	53,372,793	USD	3,063,680	Citibank N.A.	09/20/23	9,413
MXN	128,119,196	USD	7,265,693	Citibank N.A.	09/20/23	111,141
USD	5,941,595	AUD	8,770,944	UBS AG	09/20/23	86,226
USD	555,757	CHF	492,808	UBS AG	09/20/23	714
USD	952,136	EUR	869,066	Standard Chartered Bank	09/20/23	184
USD	2,249,908	EUR	2,052,000	Standard Chartered Bank	09/20/23	2,203
USD	39,208,927	EUR	35,760,000	Standard Chartered Bank	09/20/23	38,399
USD	442,056	GBP	347,418	Barclays Bank PLC	09/20/23	741
USD	562,131	GBP	440,098	JPMorgan Chase Bank N.A.	09/20/23	3,087
USD	666,568	GBP	524,307	Societe Generale	09/20/23	557
USD	639,260	GBP	503,023	Standard Chartered Bank	09/20/23	285
USD	10,537,126	HKD	82,315,726	Barclays Bank PLC	09/20/23	13,954
USD	589,032	JPY	80,631,482	Bank of America N.A.	09/20/23	23,536
USD	2,470,483	JPY	339,220,267	Bank of America N.A.	09/20/23	91,416
USD	23,309,689	JPY	3,202,709,321	Bank of America N.A.	09/20/23	847,997
USD	6,538,140	JPY	905,342,080	Barclays Bank PLC	09/20/23	188,667
USD	562,393	JPY	79,692,343	BNP Paribas SA	09/20/23	3,484
USD	309,245	JPY	42,548,926	Societe Generale	09/20/23	10,835
USD	1,682,651	JPY	236,394,573	The Bank of New York Mellon	09/20/23	24,735
USD	806,272	JPY	110,666,267	Westpac Banking Corp.	09/20/23	30,131
USD	25,897,216	KRW	33,384,000,000	UBS AG	09/20/23	457,038

						2,262,529

AUD	303,090	USD	205,620	Deutsche Bank AG	09/20/23	(3,281)
EUR	473,923	USD	520,450	JPMorgan Chase Bank N.A.	09/20/23	(1,327)
GBP	330,495	USD	421,788	JPMorgan Chase Bank N.A.	09/20/23	(1,969)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	55

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock ESG Capital Allocation Term Trust (ECAT)

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	495,728	USD	631,416	UBS AG	09/20/23	$(1,707)
JPY	972,585,425	USD	7,078,971	Standard Chartered Bank	09/20/23	(257,898)
USD	1,256,968	CAD	1,677,158	Bank of America N.A.	09/20/23	(10,569)
USD	552,554	CHF	492,769	Bank of America N.A.	09/20/23	(2,445)
USD	20,586,177	CHF	18,518,419	Goldman Sachs International	09/20/23	(270,834)
USD	773,534	CHF	688,202	UBS AG	09/20/23	(1,577)
USD	51,319	DKK	353,233	Deutsche Bank AG	09/20/23	(693)
USD	190,292	EUR	173,863	JPMorgan Chase Bank N.A.	09/20/23	(153)
USD	1,213,311	EUR	1,107,764	Societe Generale	09/20/23	(103)
USD	2,095,336	EUR	1,935,041	Societe Generale	09/20/23	(24,255)
USD	7,522,163	EUR	6,957,609	Societe Generale	09/20/23	(99,012)
USD	1,737,082	EUR	1,599,127	Standard Chartered Bank	09/20/23	(14,558)
USD	161,143,090	EUR	149,021,530	The Bank of New York Mellon	09/20/23	(2,091,027)
USD	1,087,701	GBP	875,023	Bank of America N.A.	09/20/23	(23,814)
USD	31,084,823	GBP	24,806,537	Standard Chartered Bank	09/20/23	(426,172)
USD	357,310	GBP	282,791	The Bank of New York Mellon	09/20/23	(1,910)
USD	2,202,834	JPY	314,302,585	Societe Generale	09/20/23	(1,477)
USD	800,757	MXN	14,125,219	Deutsche Bank AG	09/20/23	(12,544)
USD	1,918,366	SEK	20,635,404	Bank of America N.A.	09/20/23	(1,929)
ZAR	33,712,048	USD	1,816,565	Deutsche Bank AG	09/20/23	(39,214)

						(3,288,468)

						$(1,025,939)

Interest Rate Caps/Floors — Purchased

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
5Y-30Y CMS Index Cap	0.07%	Goldman Sachs International	09/27/23	USD 57,825	$8,511	$101,194	$(92,683)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
InvesCo QQQ Trust, Series 1	318	07/07/23	USD	372.00	USD	11,748	$59,148
SPDR S&P 500 ETF Trust	240	07/07/23	USD	448.00	USD	10,639	13,560
SPDR S&P 500 ETF Trust	122	07/07/23	USD	438.00	USD	5,408	72,895
SPDR S&P 500 ETF Trust	240	07/14/23	USD	442.00	USD	10,639	106,440
Advanced Micro Devices, Inc.	364	07/21/23	USD	125.00	USD	4,146	41,314
Alphabet, Inc., Class C	832	07/21/23	USD	130.00	USD	10,065	31,200
Alphabet, Inc., Class C	208	07/21/23	USD	125.00	USD	2,516	24,960
Constellation Brands, Inc., Class A	42	07/21/23	USD	260.00	USD	1,034	1,365
Eli Lilly & Co.	27	07/21/23	USD	460.00	USD	1,266	41,175
Hilton Worldwide Holdings, Inc.	104	07/21/23	USD	155.00	USD	1,514	2,600
Intuitive Surgical, Inc.	96	07/21/23	USD	325.00	USD	3,283	208,320
iShares MSCI Japan ETF	758	07/21/23	USD	65.00	USD	4,692	9,475
Kroger Co.	147	07/21/23	USD	50.00	USD	691	809
LVMH Moet Hennessy Louis Vuitton SE	69	07/21/23	EUR	930.00	EUR	5,962	20,856
Marsh & McLennan Cos., Inc.	276	07/21/23	USD	190.00	USD	5,191	56,580
Mastercard, Inc., Class A	174	07/21/23	USD	395.00	USD	6,843	86,130
Merck & Co., Inc.	251	07/21/23	USD	120.00	USD	2,896	10,793
Micron Technology, Inc.	103	07/21/23	USD	62.50	USD	650	22,403
Microsoft Corp.	99	07/21/23	USD	340.00	USD	3,371	70,785
Salesforce, Inc.	250	07/21/23	USD	220.00	USD	5,282	44,000
SPDR S&P Regional Banking ETF	860	07/21/23	USD	45.00	USD	3,511	19,350
Tesla, Inc.	63	07/21/23	USD	260.00	USD	1,649	103,950
Uber Technologies, Inc.	232	07/21/23	USD	42.50	USD	1,002	38,628
UnitedHealth Group, Inc.	42	07/21/23	USD	520.00	USD	2,019	3,465

56	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock ESG Capital Allocation Term Trust (ECAT)

Exchange-Traded Options Purchased (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Vinci SA	85	07/21/23	EUR	114.00	EUR	905	$18,782
Walt Disney Co.	262	07/21/23	USD	95.00	USD	2,339	9,563
Waste Management, Inc.	75	07/21/23	USD	175.00	USD	1,301	11,063
Advanced Micro Devices, Inc.	208	08/18/23	USD	130.00	USD	2,369	58,552
Advanced Micro Devices, Inc.	201	08/18/23	USD	140.00	USD	2,290	29,246
Alphabet, Inc., Class C	483	08/18/23	USD	130.00	USD	5,843	95,151
Amazon.com, Inc.	172	08/18/23	USD	125.00	USD	2,242	170,710
Amazon.com, Inc.	243	08/18/23	USD	135.00	USD	3,168	116,032
Boston Scientific Corp.	219	08/18/23	USD	57.50	USD	1,185	8,213
Boston Scientific Corp.	218	08/18/23	USD	55.00	USD	1,179	27,250
D.R. Horton, Inc.	124	08/18/23	USD	125.00	USD	1,509	44,640
D.R. Horton, Inc.	62	08/18/23	USD	130.00	USD	754	11,625
Delta Air Lines, Inc.	416	08/18/23	USD	48.00	USD	1,978	82,784
First Solar, Inc.	29	08/18/23	USD	210.00	USD	551	16,095
Humana, Inc.	52	08/18/23	USD	465.00	USD	2,325	44,720
JPMorgan Chase & Co.	311	08/18/23	USD	145.00	USD	4,523	131,397
McCormick & Co., Inc.	179	08/18/23	USD	95.00	USD	1,561	4,475
Micron Technology, Inc.	466	08/18/23	USD	72.50	USD	2,941	26,329
Microsoft Corp.	62	08/18/23	USD	330.00	USD	2,111	121,210
Microsoft Corp.	64	08/18/23	USD	340.00	USD	2,179	88,640
Microsoft Corp.	135	08/18/23	USD	355.00	USD	4,597	97,537
NVIDIA Corp.	31	08/18/23	USD	420.00	USD	1,311	84,165
Tesla, Inc.	84	08/18/23	USD	265.00	USD	2,199	168,210
Uber Technologies, Inc.	150	08/18/23	USD	42.50	USD	648	46,125
UnitedHealth Group, Inc.	31	08/18/23	USD	480.00	USD	1,490	50,530
Advanced Micro Devices, Inc.	187	09/15/23	USD	130.00	USD	2,130	79,475
Apple, Inc.	230	09/15/23	USD	195.00	USD	4,461	166,175
Archer-Daniels-Midland Co.	156	09/15/23	USD	82.50	USD	1,179	10,530
Barclays PLC	269	09/15/23	GBP	1.60	GBP	413	15,373
Delta Air Lines, Inc.	268	09/15/23	USD	50.00	USD	1,274	46,364
Eli Lilly & Co.	12	09/15/23	USD	480.00	USD	563	19,320
Ford Motor Co.	361	09/15/23	USD	16.00	USD	546	18,411
General Motors Co.	108	09/15/23	USD	40.00	USD	416	17,604
Microsoft Corp.	360	09/15/23	USD	365.00	USD	12,259	235,800
NVIDIA Corp.	208	09/15/23	USD	430.00	USD	8,799	721,760
United Rentals, Inc.	22	09/15/23	USD	460.00	USD	980	47,740
NVIDIA Corp.	52	12/15/23	USD	440.00	USD	2,200	257,270

							4,289,067

Put
SPDR S&P 500 ETF Trust	122	07/07/23	USD	438.00	USD	5,408	7,991
SPDR S&P 500 ETF Trust	90	07/14/23	USD	434.00	USD	3,990	8,550
InvesCo QQQ Trust, Series 1	110	07/21/23	USD	350.00	USD	4,064	9,900
NVIDIA Corp.	52	07/21/23	USD	250.00	USD	2,200	234
Alphabet, Inc., Class C	247	08/18/23	USD	120.00	USD	2,988	101,270
Amazon.com, Inc.	206	08/18/23	USD	120.00	USD	2,685	48,204
Apple, Inc.	206	08/18/23	USD	180.00	USD	3,996	35,226
Microsoft Corp.	93	08/18/23	USD	325.00	USD	3,167	58,823
NVIDIA Corp.	31	08/18/23	USD	380.00	USD	1,311	23,405
SPDR S&P 500 ETF Trust	130	08/18/23	USD	425.00	USD	5,763	32,110
SPDR S&P 500 ETF Trust	135	09/15/23	USD	430.00	USD	5,984	67,702

							393,415

							$4,682,482

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	57

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock ESG Capital Allocation Term Trust (ECAT)

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
TOPIX Banks Index	BNP Paribas SA	356,336	07/14/23	JPY	218.87	JPY	78,540	$14,010
TOPIX Banks Index	Goldman Sachs International	593,656	07/14/23	JPY	226.71	JPY	130,848	9,786
TOPIX Banks Index	JPMorgan Chase Bank N.A.	237,795	07/14/23	JPY	227.60	JPY	52,412	3,505
ING Groep NV	Goldman Sachs International	49,280	07/21/23	EUR	12.00	EUR	608	25,989

								$53,290

OTC Credit Default Swaptions Purchased

	Paid by the Trust	Received by the Trust			Expiration Date	Credit Rating(a)	Exercise Price		Notional
Description	Rate/Reference	Rate/Reference	Frequency	Counterparty				Amount (000)(b)		Value
Put
Bought Protection 5-Year Credit Default Swap, 06/20/28	1.00%	CDX.NA.IG.40.V1	Quarterly	Morgan Stanley & Co. International PLC	07/19/23	N/R	USD 110.00	USD	8,890	$421
Bought Protection 5-Year Credit Default Swap, 06/20/28	5.00%	CDX.NA.HY.40.V1	Quarterly	Morgan Stanley & Co. International PLC	07/19/23	N/R	USD 99.50	USD	1,545	765

										$1,186

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaptions Purchased

	Paid by the Trust		Received by the Trust			Expiration	Exercise		Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value
Call
10-Year Interest Rate Swap, 08/11/33	1-Day SOFR, 1.09%	Quarterly	2.85%	Semi- Annual	JPMorgan Chase Bank N.A.	08/09/23	2.85%	USD	5,729	$2,024
10-Year Interest Rate Swap, 09/23/33	1-Day SOFR, 1.09%	Quarterly	2.81%	Semi- Annual	Morgan Stanley & Co. International PLC	09/21/23	2.81	USD	3,446	6,741
10-Year Interest Rate Swap, 09/24/33	1-Day SOFR, 1.09%	Quarterly	2.80%	Semi- Annual	Morgan Stanley & Co. International PLC	09/22/23	2.80	USD	1,481	2,874
2-Year Interest Rate Swap, 10/21/23	1-Day SOFR, 1.09%	Quarterly	2.75%	Semi- Annual	Goldman Sachs International	10/19/23	2.75	USD	6,805	13,288

										$24,927

Interest Rate Caps/Floors Sold

Description	Exercise Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
5Y-30Y CMS Index Cap	0.57%	Goldman Sachs International	09/27/23	USD	57,825	$(1,186)	$(29,701)	$28,515
5Y-30Y CMS Index Floor	(0.68%)	Goldman Sachs International	09/27/23	USD	57,825	(84,776)	(57,826)	(26,950)

						$(85,962)	$(87,527)	$1,565

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Advanced Micro Devices, Inc.	104	07/21/23	USD	110.00	USD	1,185	$(68,900)
Advanced Micro Devices, Inc.	104	07/21/23	USD	105.00	USD	1,185	(107,120)
Micron Technology, Inc.	103	07/21/23	USD	72.50	USD	650	(1,185)
SPDR S&P Regional Banking ETF	860	07/21/23	USD	48.00	USD	3,511	(5,160)
Walt Disney Co.	262	07/21/23	USD	105.00	USD	2,339	(1,179)

58	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock ESG Capital Allocation Term Trust (ECAT)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Advanced Micro Devices, Inc.	201	08/18/23	USD	170.00	USD	2,290	$(5,829)
Alphabet, Inc., Class C	261	08/18/23	USD	145.00	USD	3,157	(9,396)
Amazon.com, Inc.	243	08/18/23	USD	150.00	USD	3,168	(28,674)
Delta Air Lines, Inc.	416	08/18/23	USD	55.00	USD	1,978	(12,272)
Dexcom, Inc.	73	08/18/23	USD	140.00	USD	938	(19,527)
JPMorgan Chase & Co.	311	08/18/23	USD	155.00	USD	4,523	(27,057)
Micron Technology, Inc.	466	08/18/23	USD	80.00	USD	2,941	(7,223)
Tesla, Inc.	84	08/18/23	USD	300.00	USD	2,199	(73,080)
Advanced Micro Devices, Inc.	187	09/15/23	USD	160.00	USD	2,130	(17,484)
Delta Air Lines, Inc.	268	09/15/23	USD	55.00	USD	1,274	(15,008)
NVIDIA Corp.	52	12/15/23	USD	530.00	USD	2,200	(115,180)
SPDR S&P 500 ETF Trust	28	12/15/23	USD	420.00	USD	1,241	(109,969)

							(624,243)

Put
SPDR S&P 500 ETF Trust	90	07/14/23	USD	417.00	USD	3,990	(2,295)
Eli Lilly & Co.	21	07/21/23	USD	390.00	USD	985	(378)
InvesCo QQQ Trust, Series 1	110	07/21/23	USD	335.00	USD	4,064	(3,575)
LVMH Moet Hennessy Louis Vuitton SE	27	07/21/23	EUR	800.00	EUR	2,333	(26,325)
Uber Technologies, Inc.	259	07/21/23	USD	32.50	USD	1,118	(777)
Uber Technologies, Inc.	232	07/21/23	USD	37.50	USD	1,002	(1,856)
Vinci SA	85	07/21/23	EUR	100.00	EUR	905	(7,188)
Waste Management, Inc.	75	07/21/23	USD	160.00	USD	1,301	(1,125)
Alphabet, Inc., Class C	247	08/18/23	USD	110.00	USD	2,988	(32,357)
Amazon.com, Inc.	449	08/18/23	USD	110.00	USD	5,853	(37,491)
Apple, Inc.	206	08/18/23	USD	170.00	USD	3,996	(15,038)
D.R. Horton, Inc.	124	08/18/23	USD	105.00	USD	1,509	(8,990)
D.R. Horton, Inc.	62	08/18/23	USD	110.00	USD	754	(7,905)
Delta Air Lines, Inc.	312	08/18/23	USD	40.00	USD	1,483	(8,268)
First Solar, Inc.	29	08/18/23	USD	160.00	USD	551	(7,743)
Humana, Inc.	31	08/18/23	USD	410.00	USD	1,386	(11,160)
JPMorgan Chase & Co.	104	08/18/23	USD	125.00	USD	1,513	(4,004)
Microsoft Corp.	93	08/18/23	USD	300.00	USD	3,167	(19,809)
NVIDIA Corp.	31	08/18/23	USD	330.00	USD	1,311	(4,604)
SPDR S&P 500 ETF Trust	130	08/18/23	USD	405.00	USD	5,763	(14,365)
Uber Technologies, Inc.	150	08/18/23	USD	35.00	USD	648	(5,025)
Apple, Inc.	115	09/15/23	USD	170.00	USD	2,231	(13,972)
Archer-Daniels-Midland Co.	156	09/15/23	USD	60.00	USD	1,179	(3,510)
Barclays PLC	269	09/15/23	GBP	1.35	GBP	413	(7,687)
Eli Lilly & Co.	12	09/15/23	USD	430.00	USD	563	(7,890)
Ford Motor Co.	361	09/15/23	USD	13.00	USD	546	(8,123)
General Motors Co.	108	09/15/23	USD	35.00	USD	416	(8,640)
Microsoft Corp.	240	09/15/23	USD	300.00	USD	8,173	(76,200)
SPDR S&P 500 ETF Trust	135	09/15/23	USD	400.00	USD	5,984	(26,325)
United Rentals, Inc.	22	09/15/23	USD	400.00	USD	980	(22,990)
NVIDIA Corp.	52	12/15/23	USD	310.00	USD	2,200	(47,710)

							(443,325)

							$(1,067,568)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	59

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock ESG Capital Allocation Term Trust (ECAT)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
ING Groep NV	Goldman Sachs International	49,280	07/21/23	EUR	13.00	EUR	609	$(3,619)

Put
TOPIX Banks Index	BNP Paribas SA	356,336	07/14/23	JPY	175.10	JPY	78,540	(4)
TOPIX Banks Index	Goldman Sachs International	593,656	07/14/23	JPY	181.37	JPY	130,848	(30)
TOPIX Banks Index	JPMorgan Chase Bank N.A.	237,795	07/14/23	JPY	182.07	JPY	52,412	(14)
ING Groep NV	Goldman Sachs International	49,280	07/21/23	EUR	10.00	EUR	609	(750)

								(798)

								$(4,417)

OTC Credit Default Swaptions Written

	Paid by the Trust	Received by the Trust			Expiration Date	Credit Rating(a)	Exercise Price			Notional
Description	Rate/Reference	Rate/Reference	Frequency	Counterparty					Amount (000)(b)		Value

Put
Sold Protection 5-Year Credit Default Swap, 06/20/28	CDX.NA.IG.40.V1	1.00%	Quarterly	Morgan Stanley & Co. International PLC	07/19/23	N/R	USD	140.00	USD	8,890	$(274)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaptions Written

	Paid by the Trust		Received by the Trust			Expiration	Exercise		Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value
Call
10-Year Interest Rate Swap, 07/12/33	2.67%	Semi-Annual	1-Day SOFR, 1.09%	Quarterly	UBS AG	07/10/23	2.67%	USD	20,000	$—
10-Year Interest Rate Swap, 08/11/33	2.55%	Semi-Annual	1-Day SOFR, 1.09%	Quarterly	JPMorgan Chase Bank N.A.	08/09/23	2.55	USD	5,729	(382)
2-Year Interest Rate Swap, 10/21/23	2.45%	Semi-Annual	1-Day SOFR, 1.09%	Quarterly	Goldman Sachs International	10/19/23	2.45	USD	6,805	(7,071)

										(7,453)

Put
10-Year Interest Rate Swap, 07/12/33	1-Day SOFR, 1.09%	Quarterly	3.67%	Semi-Annual	UBS AG	07/10/23	3.67	USD	20,000	(45,045)
5-Year Interest Rate Swap, 08/09/28	1-Day SOFR, 1.09%	Quarterly	3.90%	Semi-Annual	Deutsche Bank AG	08/07/23	3.90	USD	70,000	(490,010)
2-Year Interest Rate Swap, 08/11/25	1-Day SOFR, 1.09%	Quarterly	4.10%	Semi-Annual	JPMorgan Chase Bank N.A.	08/09/23	4.10	USD	24,051	(301,366)
5-Year Interest Rate Swap, 08/16/28	1-Day SOFR, 1.09%	Quarterly	4.00%	Semi-Annual	Morgan Stanley & Co. International PLC	08/14/23	4.00	USD	35,000	(193,018)
5-Year Interest Rate Swap, 08/19/28	1-Day SOFR, 1.09%	Quarterly	4.10%	Semi-Annual	Bank of America N.A.	08/17/23	4.10	USD	35,000	(143,606)
10-Year Interest Rate Swap, 10/04/33	1-Day SOFR, 1.09%	Quarterly	3.93%	Semi-Annual	Goldman Sachs International	10/02/23	3.93	USD	11,856	(70,578)
10-Year Interest Rate Swap, 10/15/33	1-Day SOFR, 1.09%	Quarterly	3.50%	Semi-Annual	Goldman Sachs International	10/13/23	3.50	USD	8,153	(154,045)
2-Year Interest Rate Swap, 10/15/25	1-Day SOFR, 1.09%	Quarterly	4.25%	Semi-Annual	Citibank N.A.	10/13/23	4.25	USD	35,329	(347,519)
2-Year Interest Rate Swap, 10/18/25	1-Day SOFR, 1.09%	Quarterly	4.05%	Semi-Annual	Goldman Sachs International	10/16/23	4.05	USD	18,381	(231,190)
2-Year Interest Rate Swap, 10/19/25	1-Day SOFR, 1.09%	Quarterly	4.25%	Semi-Annual	Citibank N.A.	10/17/23	4.25	USD	16,308	(161,017)

60	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock ESG Capital Allocation Term Trust (ECAT)

OTC Interest Rate Swaptions Written (continued)

	Paid by the Trust		Received by the Trust			Expiration	Exercise		Notional
Description	Rate	Frequency	Rate	Frequency	Counterparty	Date	Rate	Amount (000)		Value
Put (continued)
2-Year Interest Rate Swap, 10/21/23	1-Day SOFR, 1.09%	Quarterly	3.30%	Semi-Annual	Goldman Sachs International	10/19/23	3.30%	USD	3,403	$(15,431)
5-Year Interest Rate Swap, 03/29/29	1-Day SOFR, 1.09%	Quarterly	3.79%	Semi-Annual	JPMorgan Chase Bank N.A.	03/27/24	3.79	USD	17,015	(246,496)

										(2,399,321)

										$(2,406,774)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
iTraxx.XO.38.V1	5.00%	Quarterly	12/20/27	EUR	842	$(46,063)	$(12,664)	$(33,399)

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1-Day SOFR, 1.09%	Monthly	4.50%	Monthly	N/A		03/09/24	USD	85,272	$(684,455)	$192	$(684,647)
28-Day MXIBTIIE, 11.50%	Monthly	9.78%	Monthly	N/A		02/04/25	MXN	46,651	(17,212)	8	(17,220)
28-Day MXIBTIIE, 11.50%	Monthly	9.79%	Monthly	N/A		02/04/25	MXN	23,326	(8,403)	4	(8,407)
28-Day MXIBTIIE, 11.50%	Monthly	9.80%	Monthly	N/A		02/04/25	MXN	23,326	(8,099)	4	(8,103)
28-Day MXIBTIIE, 11.50%	Monthly	9.95%	Monthly	N/A		02/07/25	MXN	510,185	(102,512)	96	(102,608)
1-Day SOFR, 1.09%	Annual	4.03%	Annual	N/A		03/10/25	USD	86,623	(1,596,415)	326	(1,596,741)
1-Day SOFR, 1.09%	Annual	3.47%	Annual	03/10/25	(a)	03/10/27	USD	4,700	3,712	21	3,691
1-Day SONIA, 4.93%	Annual	4.86%	Annual	N/A		06/20/28	GBP	6,370	(83,996)	(16)	(83,980)
2.60%	Annual	1-Day SOFR, 1.09%	Annual	N/A		05/26/32	USD	2,250	173,010	32	172,978
1-Day SOFR, 1.09%	Annual	3.20%	Annual	N/A		11/28/32	USD	10,016	(384,159)	153	(384,312)
1-Day SOFR, 1.09%	Annual	3.14%	Annual	05/12/28	(a)	05/12/33	USD	6,701	430	62	368

									$(2,708,099)	$882	$(2,708,981)

(a)	Forward Swap.

OTC Interest Rate Swaps

Paid by the Trust		Received by the Trust			Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency	Counterparty
1-Day BZDIOVER, 3.34%	Monthly	12.78%	Monthly	Morgan Stanley & Co. International PLC	N/A	01/02/25	BRL	136,435	$753,484	$—	$753,484
1-Day BZDIOVER, 3.34%	Monthly	13.15%	Monthly	JPMorgan Chase Bank N.A.	N/A	01/02/25	BRL	7,068	48,931	—	48,931
1-Day BZDIOVER, 3.34%	Monthly	13.18%	Monthly	JPMorgan Chase Bank N.A.	N/A	01/02/25	BRL	7,065	49,656	—	49,656
1-Day BZDIOVER, 3.34%	Monthly	13.22%	Monthly	Citibank N.A.	N/A	01/02/25	BRL	3,716	26,732	—	26,732

									$878,803	$—	$878,803

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	61

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock ESG Capital Allocation Term Trust (ECAT)

OTC Total Return Swaps

Paid by the Trust		Received by the Trust			Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate/Reference	Frequency	Rate/Reference	Frequency	Counterparty
SPDR S&P Regional Banking ETF	Monthly	1-Day SOFR minus 0.40%, 1.09%	Monthly	BNP Paribas SA	N/A	09/15/23	USD	141	$8,084	$—	$8,084
SPDR S&P Regional Banking ETF	Monthly	1-Day SOFR minus 0.40%, 1.09%	Monthly	BNP Paribas SA	N/A	09/15/23	USD	142	8,194	—	8,194

									$16,278	$—	$16,278

Balances Reported in the Consolidated Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value

Centrally Cleared Swaps(a)	$898	$(12,680)	$177,037	$(2,919,417)	$—
OTC Swaps	—	—	895,081	—	—
Options Written	N/A	N/A	1,276,830	(1,187,009)	(3,564,995)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$7,852	$—	$3,096,114	$—	$3,174,766	$—	$6,278,732
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	2,262,529	—	—	2,262,529
Options purchased
Investments at value — unaffiliated(b)	—	1,186	4,735,772	—	33,438	—	4,770,396
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	177,037	—	177,037
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	16,278	—	878,803	—	895,081

	$7,852	$1,186	$7,848,164	$2,262,529	$4,264,044	$—	$14,383,775

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$62,943	$—	$2,942,765	$—	$3,005,708
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	3,288,468	—	—	3,288,468
Options written
Options written at value	—	274	1,071,985	—	2,492,736	—	3,564,995
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	33,399	—	—	2,886,018	—	2,919,417

	$—	$33,673	$1,134,928	$3,288,468	$8,321,519	$—	$12,778,588

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Consolidated Schedule of Investments. In the Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

62	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock ESG Capital Allocation Term Trust (ECAT)

For the period ended June 30, 2023, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$17,971,682	$—	$(1,302,793)	$—	$16,668,889
Forward foreign currency exchange contracts	—	—	—	3,920,425	—	—	3,920,425
Options purchased(a)	—	—	2,948,086	(7,609)	376,931	(172,187)	3,145,221
Options written	—	—	3,324,841	(41,859)	(142,652)	—	3,140,330
Swaps	—	693,137	(658,973)	—	1,302,099	—	1,336,263

	$—	$693,137	$23,585,636	$3,870,957	$233,585	$(172,187)	$28,211,128

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$7,852	$—	$8,494,417	$—	$(1,806,231)	$—	$6,696,038
Forward foreign currency exchange contracts	—	—	—	(868,431)	—	—	(868,431)
Options purchased(b)	—	(14,350)	520,956	—	(255,936)	—	250,670
Options written	—	5,060	(266,692)	—	459,336	—	197,704
Swaps	—	(435,960)	1,272,389	—	(1,694,509)	—	(858,080)

	$7,852	$(445,250)	$10,021,070	$(868,431)	$(3,297,340)	$—	$5,417,901

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$351,303,521
Average notional value of contracts — short	$220,558,041

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$349,010,318
Average amounts sold — in USD	$46,618,123

Options:
Average value of option contracts purchased	$5,345,125
Average value of option contracts written	$2,304,954
Average notional value of swaption contracts purchased	$29,986,032
Average notional value of swaption contracts written	$318,289,557

Credit default swaps:
Average notional value — buy protection	$6,230,324
Average notional value — sell protection	$—	(a)

Interest rate swaps:
Average notional value — pays fixed rate	$2,249,588
Average notional value — receives fixed rate	$259,710,874

Total return swaps:
Average notional value	$26,713,844

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	63

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock ESG Capital Allocation Term Trust (ECAT)

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments
Futures contracts	$2,075,276		$694,273
Forward foreign currency exchange contracts	2,262,529		3,288,468
Options	4,770,396	(a)	3,564,995
Swaps — centrally cleared	20,470		—
Swaps — OTC(b)	895,081		—

Total derivative assets and liabilities in the Consolidated Statements of Assets and Liabilities	10,023,752		7,547,736

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(6,778,228)		(1,761,841)

Total derivative assets and liabilities subject to an MNA	$3,245,524		$5,785,895

(a)

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statements of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Consolidated Statements of Assets and Liabilities.

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)
Bank of America N.A	$962,949	$(182,363)	$—	$(420,000)	$360,586
Barclays Bank PLC	510,765	—	—	—	510,765
BNP Paribas SA	33,772	(4)	—	—	33,768
Citibank N.A	147,286	(147,286)	—	—	—
Deutsche Bank AG	9,333	(9,333)	—	—	—
Goldman Sachs International	57,574	(57,574)	—	—	—
JPMorgan Chase Bank N.A	107,203	(107,203)	—	—	—
Morgan Stanley & Co. International PLC	764,285	(193,292)	—	—	570,993
Societe Generale	11,392	(11,392)	—	—	—
Standard Chartered Bank	42,121	(42,121)	—	—	—
The Bank of New York Mellon	24,735	(24,735)	—	—	—
UBS AG	543,978	(48,329)	—	—	495,649
Westpac Banking Corp.	30,131	—	—	—	30,131

	$3,245,524	$(823,632)	$—	$(420,000)	$2,001,892

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged (d)	Net Amount of Derivative Liabilities	(b)(e)
Bank of America N.A	$182,363	$(182,363)	$—	$—	$—
BNP Paribas SA	4	(4)	—	—	—
Citibank N.A	508,536	(147,286)	—	(361,250)	—
Deutsche Bank AG	545,742	(9,333)	—	—	536,409
Goldman Sachs International	839,510	(57,574)	—	(410,000)	371,936
JPMorgan Chase Bank N.A	551,707	(107,203)	—	(310,000)	134,504
Morgan Stanley & Co. International PLC	193,292	(193,292)	—	—	—
Societe Generale	124,847	(11,392)	—	—	113,455
Standard Chartered Bank	698,628	(42,121)	—	—	656,507

64	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock ESG Capital Allocation Term Trust (ECAT)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a )	Non-Cash Collateral Pledged	Cash Collateral Pledged(d	)	Net Amount of Derivative Liabilities(b	)(e)
The Bank of New York Mellon	$2,092,937	$(24,735)	$—	$—		$2,068,202
UBS AG	48,329	(48,329)	—	—		—

	$5,785,895	$(823,632)	$—	$(1,081,250)		$3,881,013

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(e)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$61,239,679	$—	$61,239,679
Common Stocks
Canada	4,311,248	—	—	4,311,248
China	—	7,615,351	—	7,615,351
Finland	—	14,670,733	—	14,670,733
France	2,536,160	96,192,186	—	98,728,346
Germany	889,265	52,171,585	—	53,060,850
Hong Kong	—	3,833,062	—	3,833,062
Italy	4,564,944	—	—	4,564,944
Japan	—	34,005,257	—	34,005,257
Netherlands	—	39,652,496	—	39,652,496
Norway	701,040	—	—	701,040
South Korea	—	8,342,428	—	8,342,428
Spain	—	6,468,686	—	6,468,686
Sweden	—	2,484,312	—	2,484,312
Switzerland	6,674,699	23,523,925	—	30,198,624
Taiwan	11,109,677	—	—	11,109,677
United Kingdom	8,821,718	27,889,751	375,411	37,086,880
United States	654,500,624	367,310	27,689	654,895,623
Corporate Bonds	—	439,371,531	24,232,618	463,604,149
Fixed Rate Loan Interests	—	—	4,049,534	4,049,534
Floating Rate Loan Interests	—	7,040,934	16,734,851	23,775,785
Foreign Agency Obligations	—	12,213,152	—	12,213,152
Investment Companies	22,757,080	—	—	22,757,080
Municipal Bonds	—	2,624,043	—	2,624,043
Non-Agency Mortgage-Backed Securities	—	36,940,281	2,576,000	39,516,281
Preferred Securities
Preferred Stocks	—	—	23,164,848	23,164,848
U.S. Government Sponsored Agency Securities	—	132,628,332	—	132,628,332
Warrants	—	—	1,026,483	1,026,483
Short-Term Securities
Certificates of Deposit	—	2,686,036	—	2,686,036
Commercial Paper	—	5,585,398	—	5,585,398
Money Market Funds	139,618,407	—	—	139,618,407

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	65

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock ESG Capital Allocation Term Trust (ECAT)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Options Purchased
Credit Contracts	$—	$1,186	$—	$1,186
Equity Contracts	4,682,482	53,290	—	4,735,772
Interest Rate Contracts	—	33,438	—	33,438
Unfunded Floating Rate Loan Interests(a)	—	—	4,018	4,018
Liabilities
Unfunded Floating Rate Loan Interests(a)	—	—	(16,305)	(16,305)

	$861,167,344	$1,017,634,382	$72,175,147	1,950,976,873

Investments Valued at NAV(b)				2,173,698

				$1,953,150,571

Derivative Financial Instruments(c)
Assets
Commodity Contracts	$7,852	$—	$—	$7,852
Equity Contracts	2,945,838	166,554	—	3,112,392
Foreign Currency Exchange Contracts	—	2,262,529	—	2,262,529
Interest Rate Contracts	3,174,766	1,055,840	—	4,230,606
Liabilities
Credit Contracts	—	(33,673)	—	(33,673)
Equity Contracts	(1,130,511)	(4,417)	—	(1,134,928)
Foreign Currency Exchange Contracts	—	(3,288,468)	—	(3,288,468)
Interest Rate Contracts	(2,942,765)	(5,378,754)	—	(8,321,519)

	$2,055,180	$(5,220,389)	$—	$(3,165,209)

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)	Certain investments of the Trust were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(c)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Fixed Rate Loan Interests	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Preferred Stocks

Assets
Opening balance, as of December 31, 2022	$343,613	$8,327,854	$9,087,060	$—	$36,182,630	$1,236,659	$16,001,110
Transfers into Level 3	—	—	—	—	2,097,409	2,283,472	—
Transfers out of Level 3	(343,613)	—	—	—	—	(1,236,659)	—
Other(a)	—	(7,767,069)	10,387,481	4,020,197	(14,407,678)	—	7,767,069
Accrued discounts/premiums	—	—	45,731	4,251	22,707	—	—
Net realized gain (loss)	—	—	866	—	(219,027) —		—
Net change in unrealized appreciation (depreciation)(b)(c)	—	(157,685)	(135,948)	25,086	788,715	292,528	(916,217)
Purchases	—	—	4,943,097	—	—	—	312,886
Sales	—	—	(95,669)	—	(7,729,905)	—	—

Closing balance, as of June 30, 2023	$—	$403,100	$24,232,618	$4,049,534	$16,734,851	$2,576,000	$23,164,848

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2023(c)	$—	$(157,686)	$(135,948)	$25,086	$518,376	$292,528	$(916,217)

	Unfunded Floating Rate Loan Interests	Warrants	Total

Assets
Opening balance, as of December 31, 2022	$(2,950)	$1,079,629	$72,255,605
Transfers into Level 3	—	—	4,380,881
Transfers out of Level 3	—	—	(1,580,272)
Other(a)	—	—	—
Accrued discounts/premiums	—	—	72,689
Net realized gain (loss)	—	—	(218,161)
Net change in unrealized appreciation (depreciation)(b)(c)	(9,337)	(53,146)	(166,004)

66	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2023	BlackRock ESG Capital Allocation Term Trust (ECAT)

	Unfunded Floating Rate Loan Interests	Warrants	Total

Purchases	$—	$—	$5,255,983
Sales	—	—	(7,825,574)

Closing balance, as of June 30, 2023	$(12,287)	$1,026,483	$72,175,147

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2023(c)	$(9,337)	$(53,146)	$(436,344)

(a)	Certain Level 3 investments were re-classified between Common Stocks, Corporate Bonds, Fixed Rate Loan Interests, Floating Rate Loan Interests and Preferred Stocks.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statements of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2023 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Valuation Committee (the “Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third-party pricing information in the amount of $4,865,668. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$403,100	Market	Volatility	51%		—
			Time to Exit	1.4 years		—
			Gross Profit Multiple	18.00x		—

Corporate Bonds	24,232,618	Income	Discount Rate	10%- 35%		18%

Floating Rate Loan Interests	14,432,897	Income	Discount Rate	11%- 12%		11%
			Credit Spread	453		—

Fixed Rate Loan Interests	4,049,534	Income	Credit Spread	819		—

Preferred Stocks	23,164,848	Market	Revenue Multiple	0.21x -29.00x		17.21x
			Time to Exit	2.0 -3.0 years		2.7 years
			Volatility	49% - 90%		80%
			Gross Profit Multiple	7.50x		—

Warrants	1,026,482	Market	Revenue Multiple	3.75x -29.00x		13.80x
			Volatility	51% - 60%		58%
			Time to Exit	0.5 -4.3 years		4.2 years
		Income	Discount Rate	35%		—

	$67,309,479

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to consolidated financial statements.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	67

Consolidated Statement of Assets and Liabilities (unaudited)

June 30, 2023

	BCAT	ECAT

ASSETS
Investments, at value — unaffiliated(a)(b)	$1,946,164,392	$1,790,774,771
Investments, at value — affiliated(c)	69,389,337	162,388,087
Cash	—	511,080
Cash pledged:
Collateral — OTC derivatives	2,960,000	2,090,000
Collateral — TBA commitments	624,000	—
Futures contracts	10,481,000	14,155,000
Centrally cleared swaps	11,454,000	2,873,000
Foreign currency, at value(d)	3,853,456	3,266,965
Receivables:
Investments sold	19,641,111	19,057,748
Options written	488,069	259,214
Securities lending income — affiliated	—	4,039
Swaps	97,410	—
Dividends — unaffiliated	1,199,898	1,307,738
Dividends — affiliated	431,706	760,124
Interest — unaffiliated	10,857,263	6,907,594
Variation margin on futures contracts	828,791	2,075,276
Variation margin on centrally cleared swaps	—	20,470
Swap premiums paid	235,002	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	3,146,529	2,262,529
OTC swaps	1,430,293	895,081
Unfunded floating rate loan interests	4,404	4,018

Total assets	2,083,286,661	2,009,612,734

LIABILITIES
Bank overdraft	26,396	—
Due to broker	283,000	—
Cash received:
Collateral — OTC derivatives	420,000	420,000
Collateral — TBA commitments	670,000	—
Collateral on securities loaned	—	2,171,147
Options written, at value(e)	5,181,400	3,564,995
Payables:
Investments purchased	188,476,774	151,748,498
Swaps	693,110	2,617
Accounting services fees	96,081	82,367
Custodian fees	95,623	29,014
Income dividend distributions	1,888,678	1,130,823
Interest expense and fees	114,583	—
Investment advisory fees	3,817,562	3,404,143
Trustees’ and Officer’s fees	36,066	32,837
Options written	369,419	199,872
Other accrued expenses	89,516	43,937
Professional fees	310,997	98,172
Proxy fees	268,548	851,992
Transfer agent fees	44,624	36,490
Variation margin on futures contracts	1,556,547	694,273
Variation margin on centrally cleared swaps	78,757	—
Swap premiums received	257,082	—
Unrealized depreciation on:
Forward foreign currency exchange contracts	4,289,790	3,288,468
OTC swaps	430,675	—
Unfunded floating rate loan interests	9,875	16,305

Total liabilities	209,505,103	167,815,950

Commitments and contingent liabilities
NET ASSETS	$1,873,781,558	$1,841,796,784

68	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statement of Assets and Liabilities (unaudited) (continued)

June 30, 2023

	BCAT	ECAT

NET ASSETS CONSIST OF
Paid-in capital(f)(g)(h)	$2,102,239,188	$2,002,070,089
Accumulated loss	(228,457,630)	(160,273,305)

NET ASSETS	$1,873,781,558	$1,841,796,784

Net asset value	$17.33	$17.99

(a) Investments, at cost — unaffiliated	$1,939,129,353	$1,749,641,184
(b) Securities loaned, at value	$—	$2,129,289
(c) Investments, at cost — affiliated	$69,611,820	$162,635,564
(d) Foreign currency, at cost	$3,894,232	$3,283,407
(e) Premiums received	$4,910,570	$3,654,816
(f) Shares outstanding	108,135,000	102,382,241
(g) Shares authorized	Unlimited	Unlimited
(h) Par value	$0.001	$0.001
See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	69

Consolidated Statement of Operations (unaudited)

Six Months Ended June 30, 2023

	BCAT	ECAT

INVESTMENT INCOME
Dividends — unaffiliated	$11,360,345	$11,310,859
Dividends — affiliated	1,436,901	2,950,856
Interest — unaffiliated	32,402,912	17,880,081
Securities lending income — affiliated — net	—	21,556
Other income — unaffiliated	93,132	61,235
Foreign taxes withheld	(735,779)	(1,028,960)

Total investment income	44,557,511	31,195,627

EXPENSES
Investment advisory	11,502,834	11,043,410
Proxy	300,919	857,327
Custodian	109,467	88,486
Accounting services	106,834	93,722
Professional	61,898	73,195
Transfer agent	52,665	47,404
Trustees and Officer	50,039	47,321
Registration	19,158	19,192
Offering	14,957	—
Printing and postage	775	1,290
Miscellaneous	116,805	43,637

Total expenses excluding interest expense	12,336,351	12,314,984
Interest expense and fees	691,433	—

Total expenses	13,027,784	12,314,984
Less:
Fees waived and/or reimbursed by the Manager	(137,631)	(454,604)

Total expenses after fees waived and/or reimbursed	12,890,153	11,860,380

Net investment income	31,667,358	19,335,247

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(25,206,179)	(20,105,536)
Investments — affiliated	195,931	315,570
Forward foreign currency exchange contracts	(1,335,978)	3,920,425
Foreign currency transactions	(273,808)	(370,691)
Futures contracts	(9,895,127)	16,668,889
Options written	7,338,905	3,140,330
Swaps	3,177,663	1,336,263

	(25,998,593)	4,905,250

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(a)	127,069,444	184,582,850
Investments — affiliated	395,047	185,273
Forward foreign currency exchange contracts	5,339,835	(868,431)
Foreign currency translations	(5,118)	(15,830)
Futures contracts	(6,015,381)	6,696,038
Options written	4,871,282	197,704
Swaps	(4,697,372)	(858,080)
Unfunded floating rate loan interests	(429)	(9,337)

	126,957,308	189,910,187

Net realized and unrealized gain	100,958,715	194,815,437

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$132,626,073	$214,150,684

(a) Net of reduction in deferred foreign capital gain tax of	$114,006	$—

See notes to consolidated financial statements.

70	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BCAT			ECAT
	Six Months Ended 06/30/23		Year Ended	Six Months Ended 06/30/23		Year Ended
	(unaudited	)(a)	12/31/22 (a)	(unaudited	)(a)	12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$31,667,358		$55,631,648	$19,335,247		$18,954,913
Net realized gain (loss)		(25,998,593)	(79,620,786)	4,905,250		(113,097,041)
Net change in unrealized appreciation (depreciation)	126,957,308		(298,534,539)	189,910,187		(218,754,424)

Net increase (decrease) in net assets resulting from operations	132,626,073		(322,523,677)	214,150,684		(312,896,552)

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income	(80,192,916	)(c)	(109,547,627)	(74,227,125	)(c)	(60,724,637)
Return of capital	—		(28,661,646)	—		(64,828,979)

Decrease in net assets resulting from distributions to shareholders		(80,192,916)	(138,209,273)	(74,227,125)		(125,553,616)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	—		(50,901,644)	—		(47,257,972)

NET ASSETS
Total increase (decrease) in net assets	52,433,157		(511,634,594)	139,923,559		(485,708,140)
Beginning of period	1,821,348,401		2,332,982,995	1,701,873,225		2,187,581,365

End of period	$1,873,781,558		$1,821,348,401	$1,841,796,784		$1,701,873,225

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	71

Consolidated Statement of Cash Flows (unaudited)

Six Months Ended June 30, 2023

	BCAT	ECAT

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$132,626,073	$214,150,684
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	2,569,118,531	2,497,396,231
Purchases of long-term investments	(2,503,793,126)	(2,347,725,383)
Net proceeds from sales (purchases) of short-term securities	1,282,749	(119,901,464)
Amortization of premium and accretion of discount on investments and other fees	(1,846,723)	(2,048,227)
Premiums paid on closing options written	(9,626,351)	(7,501,588)
Premiums received from options written	14,858,740	12,425,020
Net realized loss on investments and options written	17,262,654	16,417,365
Net unrealized appreciation on investments, options written, swaps, foreign currency translations and unfunded floating rate loan interests	(139,306,831)	(186,223,421)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(111,154)	(694,122)
Dividends — unaffiliated	(138,835)	(314,601)
Interest — unaffiliated	(1,694,803)	(1,071,179)
Securities lending income — affiliated	—	(4,039)
Swaps	493,287	554,844
Variation margin on futures contracts	1,334,024	(1,238,524)
Variation margin on centrally cleared swaps	—	(20,470)
Swap premiums paid	(234,608)	371
Prepaid expenses	15,039	14,326
Deferred offering costs	14,957	—
Increase (Decrease) in Liabilities
Due to broker	(1)	—
Cash received
Collateral — OTC derivatives	(790,000)	420,000
Collateral — TBA commitments	659,000	—
Collateral on securities loaned	—	2,171,147
Payables
Swaps	569,140	(184,865)
Accounting services fees	16,264	16,086
Custodian fees	10,070	(9,730)
Deferred capital gain tax	(114,006)	—
Interest expense and fees	(3,820)	—
Investment advisory fees	1,869,345	1,550,990
Trustees’ and Officer’s fees	21,773	20,208
Other accrued expenses	283,095	864,382
Professional fees	(79,484)	(78,067)
Transfer agent fees	7,967	4,456
Variation margin on futures contracts	77,728	382,321
Variation margin on centrally cleared swaps	(236,146)	(88,382)
Swap premiums received	(283,753)	—

Net cash provided by operating activities	82,260,795	79,284,369

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(79,934,713)	(74,078,041)
Net payments on redemption of capital shares including change in redemptions payable	(1,780,050)	(1,698,644)
Decrease in bank overdraft	(1,778,373)	—

Net cash used for financing activities	(83,493,136)	(75,776,685)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	86,332	(19,518)

72	2 0 2 3 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statement of Cash Flows (unaudited) (continued)

Six Months Ended June 30, 2023

	BCAT	ECAT

CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	$(1,146,009)	$3,488,166
Restricted and unrestricted cash and foreign currency at beginning of period	30,518,465	19,407,879

Restricted and unrestricted cash and foreign currency at end of period	$29,372,456	$22,896,045

SUPPLEMENTAL DISCLOSURE OFCASH FLOW INFORMATION
Cash paid during the period for interest expense	$695,253	$—

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$511,080
Cash pledged
Collateral — OTC derivatives	2,960,000	2,090,000
Collateral — TBA commitments	624,000	—
Futures contracts	10,481,000	14,155,000
Centrally cleared swaps	11,454,000	2,873,000
Foreign currency at value	3,853,456	3,266,965

	$29,372,456	$22,896,045

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	73

Financial Highlights

(For a share outstanding throughout each period)

	BCAT

	Six Months Ended 06/30/23 (unaudited)(a)		Year Ended 12/31/22 (a)	Year Ended 12/31/21 (a)	Period from 09/28/20 to 12/31/20	(b)

Net asset value, beginning of period	$16.84		$20.90	$21.05	$20.00

Net investment income(c)	0.29		0.50	0.53	0.04
Net realized and unrealized gain (loss)	0.94		(3.31)	0.57	1.11

Net increase (decrease) from investment operations	1.23		(2.81)	1.10	1.15

Distributions(d)
From net investment income	(0.74	)(e)	(0.99)	(0.75)	(0.03)
From net realized gain	—		—	(0.03)	(0.07)
Return of capital	—		(0.26)	(0.47)	—

Total distributions		(0.74)	(1.25)	(1.25)	(0.10)

Net asset value, end of period	$17.33		$16.84	$20.90	$21.05

Market price, end of period	$15.25		$13.87	$19.45	$21.77

Total Return(f)
Based on net asset value	8.05	%(g)	(12.61)%	5.44%	5.77	%(g)

Based on market price	15.45	%(g)	(22.66)%	(5.12)%	9.39	%(g)

Ratios to Average Net Assets(h)
Total expenses	1.41	%(i)(j)	1.58%	1.61%	1.30	%(j)

Total expenses after fees waived and/or reimbursed	1.39	%(i)(j)	1.57%	1.60%	1.26	%(j)

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs	1.32	%(i)(j)	1.42%	1.51%	1.26	%(j)

Net investment income	3.44	%(j)	2.77%	2.49%	0.84	%(j)

Supplemental Data
Net assets, end of period (000)	$1,873,782		$1,821,348	$2,332,983	$2,351,695

Borrowings outstanding, end of period (000)	$—		$—	$687,791	$—

Asset coverage, end of period per $1,000 of bank borrowings	$—		$—	$6,290	$—

Portfolio turnover rate(k)	122	%(l)	98%	90%	13%

(a)	Consolidated Financial Highlights.

(b)	Commencement of operations.

(c)	Based on average shares outstanding.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.

(f)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(g)	Not annualized.

(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(i)

Includes non-recurring expenses of proxy and offering costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering cost would have been 1.39%, 1.37% and 1.30%, respectively.

(j)	Annualized.

(k)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/23 (unaudited)	(a)	Year Ended 12/31/22	(a)	Year Ended 12/31/21	(a)	Period from 09/28/20 to 12/31/20	(b)

Portfolio turnover rate (excluding MDRs)	75%		88%		86%		13%

(l)	Excludes underlying investments in total return swaps.

See notes to consolidated financial statements.

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Financial Highlights (continued)

(For a share outstanding throughout each period)

	ECAT

	Six Months Ended 06/30/23 (unaudited)(a)		Year Ended 12/31/22	Period from 09/27/21 to 12/31/21	(b)

Net asset value, beginning of period	$16.62		$20.69	$20.00

Net investment income (loss)(c)	0.19		0.18	(0.04)
Net realized and unrealized gain (loss)	1.91		(3.05)	0.83

Net increase (decrease) from investment operations	2.10		(2.87)	0.79

Distributions(d)
From net investment income	(0.73)	(e)	(0.50)	(0.05)
From net realized gain	—		(0.08)	(0.05)
Return of capital	—		(0.62)	—

Total distributions	(0.73)		(1.20)	(0.10)

Net asset value, end of period	$17.99		$16.62	$20.69

Market price, end of period	$15.66		$13.43	$18.65

Total Return(f)

Based on net asset value	13.47	%(g)	(12.89)%	4.00	%(g)

Based on market price	22.23	%(g)	(21.91)%	(6.25)	%(g)

Ratios to Average Net Assets(h)
Total expenses	1.34	%(i)(j)(k)	1.29%	1.30%

Total expenses after fees waived and/or reimbursed	1.29	%(i)(j)(k)	1.28%	1.30	%(j)

Net investment income (loss)	2.19	%(j)	1.02%	(0.77)	%(j)

Supplemental Data
Net assets, end of period (000)	$1,841,797		$1,701,873	$2,187,581

Portfolio turnover rate(l)		127%	106%	15%

(a)	Consolidated Financial Highlights.

(b)	Commencement of operations.

(c)	Based on average shares outstanding.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.

(f)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(g)	Not annualized.

(h)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(i)	Includes non-recurring expenses of proxy cost. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.29% and 1.24%, respectively.

(j)	Annualized.

(k)

The proxy cost were not annualized in the calculation of the expense ratios. If these costs were annualized, total expenses and total expenses after fees waived and/or reimbursed would have been 1.39% and 1.34%, respectively.

(l)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/23 (unaudited)	Year Ended 12/31/22	Period from 09/27/21 to 12/31/21	(a)
Portfolio turnover rate (excluding MDRs)	81%	95%	15%

See notes to consolidated financial statements.

F I N A N C I A L H I G H L I G H T S	75

Notes to Consolidated Financial Statements (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification

BlackRock Capital Allocation Term Trust	BCAT	Maryland	Non-diversified
BlackRock ESG Capital Allocation Term Trust	ECAT	Maryland	Non-diversified

The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

On March 31, 2023, the Board approved a proposal to change the name of BlackRock Capital Allocation Trust and BlackRock ESG Capital Allocation Trust, effective as of April 05, 2023, to BlackRock Capital Allocation Term Trust and BlackRock ESG Capital Allocation Term Trust, respectively. There were no changes to the Trusts’ investment policies or strategies in conjunction with the name changes.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

Basis of Consolidation: The accompanying consolidated financial statements of BCAT include the account of Cayman Capital Allocation Fund, Ltd. (the “BCAT Cayman Subsidiary”), which is a wholly-owned subsidiary of BCAT and primarily invests in commodity-related instruments and other derivatives. The BCAT Cayman Subsidiary enables BCAT to hold these commodity-related instruments and satisfy regulated investment company tax requirements. BCAT may invest up to 25% of its total assets in the BCAT Cayman Subsidiary. The net assets of the BCAT Cayman Subsidiary as of period end were $4,429,497, which is 0.2% of BCAT’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The BCAT Cayman Subsidiary is subject to the same investment policies and restrictions that apply to BCAT, except that the BCAT Cayman Subsidiary may invest without limitation in commodity-related instruments.

The accompanying consolidated financial statements of ECAT include the account of Cayman ESG Capital Allocation Fund, Ltd. (the “ECAT Cayman Subsidiary”, and together with the BCAT Cayman Subsidiary, the “Cayman Subsidiaries”), which is a wholly-owned subsidiary of the ECAT and primarily invests in commodity-related instruments and other derivatives. The ECAT Cayman Subsidiary enables ECAT to hold these commodity related instruments and satisfy regulated investment company tax requirements. ECAT may invest up to 25% of its total assets in the ECAT Cayman Subsidiary. The net assets of the ECAT Cayman Subsidiary as of period end were $41,271, which is less than 0.1% of ECAT’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The ECAT Cayman Subsidiary is subject to the same investment policies and restrictions that apply to ECAT, except that the ECAT Cayman Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Trusts are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Trusts may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Trust

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Notes to Consolidated Financial Statements (unaudited) (continued)

invests. These foreign taxes, if any, are paid by each Trust and are reflected in its Consolidated Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of June 30, 2023, if any, are disclosed in the Consolidated Statements of Assets and Liabilities.

The Trusts file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Trusts may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Consolidated Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Trusts are recorded on the ex-dividend dates. Subject to the Trusts’ managed distribution plan, the Trusts intend to make monthly cash distributions to shareholders, which may consist of net investment income, and net realized and unrealized gains on investments and/or return of capital.

The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital.

Net income and realized gains from investments held by the Cayman Subsidiaries are treated as ordinary income for tax purposes. If a net loss is realized by the Cayman Subsidiaries in any taxable year, the loss will generally not be available to offset the Trusts’ ordinary income and/or capital gains for that year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Consolidated Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Consolidated Statements of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Trust’s Manager as the valuation designee for each Trust. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	77

Notes to Consolidated Financial Statements (unaudited) (continued)

benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Trusts use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach	(i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
(ii) recapitalizations and other transactions across the capital structure; and
(iii) market multiples of comparable issuers.

Income approach	(i) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
(ii) quoted prices for similar investments or assets in active markets; and
(iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i) audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
(iii) relevant news and other public sources; and
(iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

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Notes to Consolidated Financial Statements (unaudited) (continued)

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2023, certain investments of BCAT were fair valued using NAV as a practical expedient as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	79

Notes to Consolidated Financial Statements (unaudited) (continued)

than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the Secured Overnight Financing Rate (“SOFR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Trusts may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Consolidated Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Consolidated Statements of Assets and Liabilities and Consolidated Statements of Operations. As of period end, the Trusts had the following unfunded floating rate loan interests:

Trust Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

BCAT	CML ST Regis Aspen	$198,945	$198,239	$191,590	$(6,649)
	EIS Buyer, Inc.	373,370	362,917	367,321	4,404
	IPS Corp.	43,889	43,889	40,663	(3,226)

					$(5,471)

ECAT	CML Paradise Plaza	$408,329	$408,330	$396,028	(12,302)
	EIS Buyer, Inc.	340,631	331,095	335,113	4,018
	Vaca Morada Partners LP	1,601,055	1,601,055	1,597,052	(4,003)

					$(12,287)

Forward Commitments, When-Issued and Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

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In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Consolidated Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Trusts may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Commitments: Commitments are agreements to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Such agreements may obligate a fund to make future cash payments. As of June 30, 2023, BCAT and ECAT had outstanding commitments of $5,211,000 and $1,183,000, respectively. These commitments are not included in the net assets of a Trust as of June 30, 2023.

Securities Lending: Certain Trusts may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Trusts collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Trust is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Trust and any additional required collateral is delivered to the Trust, or excess collateral returned by the Trust, on the next business day. During the term of the loan, the Trusts are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Trust, except in the event of borrower default. The securities on loan, if any, are disclosed in the Trusts’ Consolidated Schedules of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Consolidated Statements of Assets and Liabilities as a component of investments at value – affiliated, and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Trusts under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Trusts, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Trusts can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the ECAT’s securities on loan by counterparty which are subject to offset under an MSLA:

Trust Name/Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount
ECAT
Barclays Capital, Inc.	$125,320	$(125,320)	$—		$—
Jefferies LLC	343,045	(343,045)	—		—
Mizuho Securities USA LLC	1,331,200	(1,331,200)	—		—
Toronto-Dominion Bank	329,724	(329,724)	—		—

	$2,129,289	$(2,129,289)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Trust is disclosed in the Trust’s Consolidated Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Trusts benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Trust could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Trusts.

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Notes to Consolidated Financial Statements (unaudited) (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk) or carbon credits (commodity risk).

Futures contracts are exchange-traded agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. The Trusts may invest in carbon credit futures that are traded on commodity exchanges with the Commodity Futures Trading Commission. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Consolidated Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Consolidated Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Consolidated Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Consolidated Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Consolidated Statements of Assets and Liabilities. A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Trust.

Options: The Trusts may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Consolidated Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Consolidated Statements of Assets and Liabilities.

•

Swaptions — The Trusts may purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trusts’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Interest rate caps and floors — Interest rate caps and floors are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified

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rate, or “floor.” The maximum potential amount of future payments that a Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

•

Foreign currency options — The Trusts may purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trusts and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statements of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Trusts’ counterparty on the swap. Each Trust is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Consolidated Statements of Assets and Liabilities. Pursuant to the contract, each Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Consolidated Statements of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Trusts receive payment from or make a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Trust has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Trusts and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Consolidated Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Trusts and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

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•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Trusts may enters into forward interest rate swaps and forward total return swaps. In a forward swap, each Trust and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trusts and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Consolidated Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from the counterparties are not fully collateralized, each Trust bears the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Trust bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust pays the Manager a monthly fee at an annual rate equal to 1.25% of the average daily value of each Trust’s managed assets. For purposes of calculating these fees, “managed assets” are determined as total assets of each Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

With respect to each Trust, the Manager entered into separate sub-advisory agreements with BlackRock (Singapore) Limited (“BSL”), an affiliate of the Manager. The Manager pays BSL for services it provides for that portion of each Trust for which BSL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Trust to the Manager.

The Manager provides investment management and other services to the Cayman Subsidiaries. The Manager does not receive separate compensation from the Subsidiaries for providing investment management or administrative services. However, the Trusts pay the Manager based on the Trusts’ net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage, which includes the assets of the Cayman Subsidiaries.

Expense Waivers and Reimbursements: With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting

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securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Consolidated Statements of Operations. For the six months ended June 30, 2023, the amounts waived were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager

BCAT	$16,012

ECAT	38,969

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. These amounts are included in fees waived and/or reimbursed by the Manager in the Consolidated Statements of Operations. For the six months ended June 30, 2023, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager

BCAT	$121,619

ECAT	327,288

With respect to ECAT, the Manager contractually agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.01% of the average daily value of managed assets through December 31, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Trust. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statements of Operations. For the six months ended June 30, 2023, the Manager waived $88,347 pursuant to this agreement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Trusts, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Trusts are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Trusts. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Trust retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Trust retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds a specified threshold, each Trust, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2023, BIM was permitted to lend ECAT’s securities only when the difference between the borrower rebate rate (i.e., a negotiated interest rate payment for cash collateral pledged in connection with a securities lending transaction) and the risk free rate exceeded a certain level (such securities, the “specials only securities”). Effective January 1, 2023, this limitation no longer applies.

The share of securities lending income earned by each Trust is shown as securities lending income — affiliated — net in the Consolidated Statements of Operations. For the six months ended June 30, 2023, each Trust paid BIM the following amounts for securities lending agent services:

Trust Name	Amounts

ECAT	$ 4,702

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Consolidated Statements of Operations.

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Notes to Consolidated Financial Statements (unaudited) (continued)

7.	PURCHASES AND SALES

For the six months ended June 30, 2023, purchases and sales of investments, including paydowns/payups and mortgage dollar rolls and excluding short-term securities, were as follows:

	U.S. Government Securities		Other Securities
Trust Name	Purchases	Sales	Purchases	Sales
BCAT	$3,144,128	$11,035,565	$2,393,134,791	$ 2,415,289,361
ECAT	—	—	2,262,164,865	2,379,511,640

For the six months ended June 30, 2023, purchases and sales related to mortgage dollar rolls were as follows:

Trust Name	Purchases	Sales

BCAT	$936,706,523	$ 936,257,184

ECAT	817,845,527	817,495,148

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of June 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

As of December 31, 2022, the Trusts had non-expiring capital loss carryforwards available to offset future realized capital gains and qualified late-year losses as follows:

Trust Name	Non-Expiring Capital Loss Carryforwards (a)	Qualified Late-Year Losses (b)

BCAT	$(115,518,910)	$(16,618,272)

ECAT	(108,169,492)	(31,040,118)

(a)	Amounts available to offset future realized capital gains.
(b)	The Trust has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of June 30, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

BCAT	$2,017,781,929	$181,290,225	$(197,630,802)	$(16,340,577)
ECAT	1,930,526,171	128,505,113	(105,378,819)	23,126,294

9.	BANK BORROWINGS

BCAT entered into a 179-day rolling line of credit facility with BNP Paribas Prime Brokerage International, Limited (“BNP”). BNP is required to provide 179 days’ notice of termination to BCAT absent a default or certain similar events. BCAT has granted a security interest in substantially all of its assets to BNP. BCAT can borrow up to $550,000,000 at any time, subject to asset coverage and other limitations as specified in the credit facility. Advances will be made by BNP to BCAT at the Overnight Bank Funding Rate plus 0.75%. In addition, BCAT pays a commitment fee on the daily unused amount if utilization is less than 80% of the committed line amount. For the six months ended June 30, 2023, the Trust did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments. Each Trust’s prospectus provides details of the risks to which each Trust is subject.

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Notes to Consolidated Financial Statements (unaudited) (continued)

Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments. An illiquid investment is any investment that a Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Trust may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.

The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent each Trust deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Trust’s portfolio are disclosed in its Consolidated Schedule of Investments.

The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Trusts may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that

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Notes to Consolidated Financial Statements (unaudited) (continued)

ended in March 2022. The Federal Reserve has recently been raising the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Trusts’ performance.

The Trusts invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Trusts invest.

LIBOR Transition Risk: The Trusts may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that a majority of USD LIBOR settings will no longer be published after June 30, 2023. All other LIBOR settings and certain other interbank offered rates ceased to be published after December 31, 2021. SOFR has been used increasingly on a voluntary basis in new instruments and transactions. The Federal Reserve Board adopted regulations that provide a fallback mechanism by identifying benchmark rates based on SOFR that will replace LIBOR in certain financial contracts after June 30, 2023. The ultimate effect of the LIBOR transition process on the Trusts is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Each Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

The Trusts participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2022 through November 30, 2023, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2022, subject to certain conditions. The Repurchase Program has an accretive effect as shares are purchased at a discount to the Trust’s NAV. There is no assurance that the Trusts will purchase shares in any particular amounts.

The total cost of the shares repurchased is reflected in Trusts’ Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs were as follows:

	BCAT		ECAT

	Shares	Amounts	Shares	Amounts
Six Months Ended June 30, 2023	—	$—	—	$ —
Year Ended December 31, 2022	3,502,458	50,901,644	3,325,611	47,257,972

For the six months ended June 30, 2023, shares issued and outstanding remained constant for all Trusts.

As of June 30, 2023, BlackRock Financial Management, Inc., an affiliate of the Trusts, owned 5,000 shares of each of BCAT and ECAT.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts declared and paid or will pay distributions to Common Shareholders as follows:

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
BCAT	07/03/23 08/01/23	07/14/23 08/15/23	07/31/23 08/31/23	$ 0.127500 0.127500
ECAT	07/03/23 08/01/23	07/14/23 08/15/23	07/31/23 08/31/23	0.125000 0.125000

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Boards of Trustees (together, the “Board,” the members of which are referred to as “Board Members”) of BlackRock Capital Allocation Term Trust (“BCAT”) and BlackRock ESG Capital Allocation Term Trust (“ECAT”) (together, the “Funds” and each, a “Fund”) met on May 4, 2023 (the “May Meeting”) and June 1-2, 2023 (the “June Meeting”) to consider the approval to continue the investment advisory agreements (the “Advisory Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser. The Board also considered the approval to continue the sub-advisory agreements (the “Sub-Advisory Agreements”) between the Manager, BlackRock (Singapore) Limited (the “Sub-Advisor”) and each Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members who are not “interested persons” of each Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreements. In considering the renewal of the Agreements, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.

Prior to and in preparation for the May Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting.

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to them on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S A N D S U B - A D V I S O R Y A G R E E M E N T S	89

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.

The Board noted that the engagement of the Sub-Advisor with respect to each Fund facilitates the provision of investment advice and trading by investment personnel out of non-U.S. jurisdictions. The Board considered that this arrangement provides additional flexibility to the portfolio management team, which may benefit each Fund and its shareholders.

B. The Investment Performance of each Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the May Meeting. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2022, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and, in light of each Fund’s outcome-oriented investment objective, certain performance metrics (“Outcome-Oriented Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board reviewed and considered BCAT’s performance relative to BCAT’s Outcome-Oriented Performance Metrics including a total return target. The Board noted that for each of the one-year and since-inception periods reported, BCAT underperformed its total return target. The Board noted that BlackRock believes that the Outcome-Oriented Performance Metrics are an appropriate performance metric for BCAT, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BCAT’s underperformance relative to its total return target during the applicable periods.

The Board reviewed and considered ECAT’s performance relative to ECAT’s Outcome-Oriented Performance Metrics, including a total return target. The Board noted that for each of the one-year and since-inception periods reported, ECAT underperformed its total return target. The Board noted that BlackRock believes that the Outcome-Oriented Performance Metrics are an appropriate performance metric for ECAT, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed ECAT’s underperformance relative to its total return target during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for each Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2022 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that BCAT’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the third and second quartiles, respectively, relative to the Expense Peers.

The Board noted that ECAT’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and first quartiles, respectively, relative to the Expense Peers.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S A N D S U B - A D V I S O R Y A G R E E M E N T S	91

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

At the June Meeting, in a continuation of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2024 , and the Sub-Advisory Agreements among the Manager, the Sub-Advisor and each Fund for a one-year term ending June 30, 2024. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

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Additional Information

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Environmental, Social and Governance (“ESG”) Integration

Although the Trusts do not seek to implement a specific sustainability objective, strategy or process unless otherwise disclosed, Trust management will consider ESG factors as part of the investment process for the Trusts. Trust management views ESG integration as the practice of incorporating financially material ESG data or information into investment processes with the objective of enhancing risk-adjusted returns. These ESG considerations will vary depending on the Trusts’ particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. The ESG characteristics utilized in the Trusts’ investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Certain of these considerations may affect the Trusts’ exposure to certain companies or industries. While Trust management views ESG considerations as having the potential to contribute to the Trusts’ long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Trust’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, each Trust employs a managed distribution plan (the “Plan”), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of each Trust.

The distributions paid by each Trust for any particular month may be more or less than the amount of net investment income earned by each Trust during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of a Trust and is reported in each Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. Each Trust’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.

A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.

Such distributions, under certain circumstances, may exceed a Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Trust’s total assets and net asset value (“NAV”) per share and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

The following information is a summary of certain changes since December 31, 2022. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.

Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

A D D I T I O N A L I N F O R M A T I O N	93

Additional Information   (continued)

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities and information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Trust and Service Providers

Investment Adviser	Accounting Agent and Custodian
BlackRock Advisors, LLC	State Street Bank and Trust Company
Wilmington, DE 19809	Boston, MA 02114

Sub-Adviser	Transfer Agent
BlackRock (Singapore) Limited	Computershare Trust Company, N.A.
079912 Singapore	Canton, MA 02021

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Additional Information  (continued)

Trust and Service Providers (continued)

Independent Registered Public Accounting Firm	Address of the Trusts
Deloitte & Touche LLP	100 Bellevue Parkway
Boston, MA 02116	Wilmington, DE 19809

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

A D D I T I O N A L I N F O R M A T I O N	95

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CHF	Swiss Franc

CNH	Chinese Yuan

CNY	Chinese Yuan

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

NOK	Norwegian Krone

SEK	Swedish Krona

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviation

ABS	Asset-Backed Security

ADR	American Depositary Receipt

BZDIOVER	Overnight Brazil Interbank Deposit (CETIP)

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

CR	Custodian Receipt

DAC	Designated Activity Company

ESTR	Euro Short Term Rate

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

FREMF	Freddie Mac Multifamily Securities

FTSE	Financial Times Stock Exchange

GMTN	Global Medium-Term Note

GO	General Obligation Bonds

LIBOR	London Interbank Offered Rate

MSCI	Morgan Stanley Capital International

MTA	Month Treasury Average

MXIBTIIE	Mexico Interbank TIIE 28-Day

PIK	Payment-in-Kind

PJSC	Public Joint Stock Company

RB	Revenue Bond

S&P	Standard & Poor’s

SAB	Special Assessment Bonds

SAN	State Aid Notes

SOFR	Secured Overnight Financing Rate

SONIA	Sterling Overnight Interbank Average Rate

SPDR	Standard & Poor’s Depository Receipt

ST	Special Tax

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Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

BCAT-06/23-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no applicable purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable to this semi-annual report

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

(c) Notices to the registrant’s common shareholders in accordance with the order under Section  6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 20091

[1]	The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock ESG Capital Allocation Term Trust (Formerly BlackRock ESG Capital Allocation Trust)

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock ESG Capital Allocation Term Trust (Formerly BlackRock ESG Capital Allocation Trust)

Date: August 25, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock ESG Capital Allocation Term Trust (Formerly BlackRock ESG Capital Allocation Trust)

Date: August 25, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock ESG Capital Allocation Term Trust (Formerly BlackRock ESG Capital Allocation Trust)

Date: August 25, 2023